                                                                    EXHIBIT 10.3

                               1700 PACIFIC AVENUE

                                  OFFICE LEASE

                                 BY AND BETWEEN

                            F/P/D MASTER LEASE, INC.

                                  AS LANDLORD,

                                       AND

                        SERVICE ASSET MANAGEMENT COMPANY

                                    AS TENANT

                                TABLE OF CONTENTS

1.    Definitions and Basic Lease Provisions ...................................    1
2.    Leased Premises ..........................................................    4
3.    Lease Term ...............................................................    4
4.    Acceptance of Leased Premises ............................................    5
5.    Rent Payments ............................................................    5
6.    Electricity ..............................................................    6
7.    Services by Landlord .....................................................    8
8.    Service Interruptions ....................................................    9
9.    Operating Costs ..........................................................   10
10.   Security Deposit .........................................................   12
11.   Assignment and Subletting ................................................   12
12.   Repair and Maintenance by Tenant .........................................   15
13.   Alterations and Additions by Tenant ......................................   16
14.   Use and Occupancy ........................................................   18
15.   Mechanics' Liens - Tenant's Obligations ..................................   20
16.   Limitations on Liability of Landlord; Waiver .............................   21
17.   Tenant's Indemnification of Landlord: Assumption: Employees' Claims ......   22
18.   Tenant's Insurance .......................................................   23
19.   Landlord's Insurance .....................................................   24
20.   Rights Reserved by Landlord ..............................................   24

                                                                          PAGE i
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
21.   Fire or Other Casualty ...................................................   27
22.   Condemnation .............................................................   27
23.   Taxes on Tenant's Property ...............................................   28
24.   Waiver of Subrogation ....................................................   29
25.   Surrender Upon Termination or Expiration; Holdover .......................   29
26.   Removal of Tenant's Property .............................................   30
27.   Events of Default ........................................................   31
28.   Landlord's Remedies ......................................................   32
29.   No Implied Waiver ........................................................   34
30.   Waiver by Tenant .........................................................   35
31.   Attorneys' Fees and Legal Expenses .......................................   35
32.   Subordination ............................................................   35
33.   Quiet Enjoyment ..........................................................   36
34.   Notice of Landlord's Default .............................................   37
35.   Rules and Regulations ....................................................   37
36.   Estoppel Certificate .....................................................   37
37.   Notices ..................................................................   37
38.   Hazardous Materials ......................................................   38
39.   Business Purpose .........................................................   39
40.   Severability .............................................................   39
41.   No Merger ................................................................   39
42.   Force Majeure ............................................................   40

                                                                         PAGE ii

43.   Brokerage; Mutual Indemnities ............................................   40
44.   Gender ...................................................................   40
45.   Joint and Several Liability ..............................................   41
46.   No Representations .......................................................   41
47.   Entire Agreement; Amendments .............................................   41
48.   Paragraph Headings .......................................................   41
49.   Binding Effect ...........................................................   41
50.   Exhibits .................................................................   41
51.   Counterparts .............................................................   42
52.   Rental Tax ...............................................................   42
53.   Parking ..................................................................   42
54.   Tenant's Service Providers ...............................................   43
55.   Security Disclaimer ......................................................   43
56.   Intentionally Deleted ....................................................   44
57.   Relocation of the Leased Premises ........................................   44
58.   Limitation of Actions ....................................................   46
59.   Execution and Approval of Lease ..........................................   46
60.   Right of First Notice ....................................................   46
61.   Option to Extend Lease Term ..............................................   47

                                                                        PAGE iii

                                  OFFICE LEASE

      This Office Lease (this LEASE) is entered into as of May 20, 1998 (the DATE OF THIS LEASE), by F/P/D Master Lease, Inc., a Texas corporation (LANDLORD), and Service Asset Management Company, a North Carolina corporation (TENANT).

1. DEFINITIONS AND BASIC LEASE PROVISIONS.

      Some of the basic provisions and defined terms of this Lease are as follows:

PROJECT: 1700 Pacific Avenue, Dallas, Texas, including the LAND described on EXHIBIT B, the Building, the On-Site Garage, the concourse, lobbies, plazas, walkways, open spaces, landscaped areas, and similar public areas located on, above, beneath or immediately adjacent to the Land, and any truck accessways, loading docks, or similar facilities which serve the Building, the Off-Site Garage, and the Building's interest in pedestrian tunnels, skybridges or parking garages now or hereafter connecting the Building to any building or garage that may be located on any other block adjacent to or nearby the block in which the Building is located.

BUILDING:                  The building located on the Land, known as 1700
                           Pacific Avenue, located at 1700 Pacific Avenue,
                           Dallas, Texas 75201.

LEASED PREMISES:           31,478 Rentable Square Feet as shown on EXHIBIT A.
                           Suite 1400 on Floor 14 of the Building and Suite 1500 on Floor 15 of the Building.

TENANT'S PROPORTIONATE     2.348%, determined by dividing the number of Rentable
SHARE:                     Square Feet contained in the Leased Premises by the
                           Total Building Area. The Tenant's Proportionate Share shall change if the size of the Leased Premises changes as a result of expansions, reductions, or otherwise.

TOTAL BUILDING AREA:       1,340,481 Rentable Square Feet.

MINIMUM RENT:              $      0.00 per month for months 1 through 6
                           $ 39,347.50 per month for months 7 through 42
                           $ 44,593.83 per month for months 43 through 66
                           $ 47,217.00 per month for months 67 through 90
                           $ 52,463.33 per month for months 91 through 126

RENT: The Minimum Rent and all other amounts payable by Tenant to Landlord under this Lease, including Tenant's Proportionate Share of Total Electricity Costs for the Project and Excess Operating Costs.

COMMENCEMENT DATE:         June 1, 1998. (See Paragraph 3)

EXPIRATION DATE:           November 30, 2008. (See Paragraph 3)

LEASE TERM:                126 Months, ending on the Expiration Date.

BASE YEAR FOR OPERATING    Calendar year 1998.
COSTS:

TENANT'S BROKER:           Trinity Advisory Group, Inc.

LANDLORD'S BROKER:         Faison-Stone, Inc., a Texas corporation.

SECURITY DEPOSIT:          $ N/A

OFF-SITE GARAGE:           The approximately 1400 space parking garage on the
                           western end of the block bounded by Harwood, Pearl, Main, and Elm Streets in Dallas, Texas.

ON-SITE GARAGE:            The approximately 300 space parking garage that is
                           part of the Building.

PARKING: 4 spaces (Reserved or Unreserved) in the On-Site Garage, 27 Unreserved spaces in the Off-Site Garage, and, subject to availability up to 60 additional unreserved spaces in the Off-Site Garage on a month-to-month basis. (See Paragraph 53)

PERMITTED USE:             General business offices.

TENANT PARTY(IES):         Tenant and its directors, shareholders, partners,
                           trustees, members, agents, contractors,
                           subcontractors, employees, licensees, servants, and invitees and all persons and entities claiming through any of these persons or entities.

Addresses for notices under this Lease:

      LANDLORD:            F/P/D Master Lease, Inc.
                           c/o Faison-Stone, Inc.
                           1700 Pacific Avenue, Suite 4500
                           Dallas, Texas 75201
                           Attention: M. Scott Ozymy
                           Fax: (214) 969-0384

      TENANT: Service Asset Management Company 1700 Pacific Avenue, Suite 1400 Dallas, Texas 75201
                           Attention: William D. Gross
                           Fax: (214)________-______________

                           with a copy to:

                           Service Asset Management Company
                           6907 Capital of Texas Highway #230
                           Austin, Texas 78755-0800
                           Attention: Roger J. Engemoen, Jr.
                           Fax: (512) 231-8526

2.    LEASED PREMISES.

      Landlord, in consideration of the Rent and the obligations of Tenant under this Lease, leases the Leased Premises to Tenant and Tenant leases the Leased Premises from Landlord, subject to the terms of this Lease. The number of RENTABLE SQUARE FEET in the Leased Premises and the Project is the square footage of the applicable portion of the Project, is stipulated for all purposes to be the number of Rentable Square Feet set forth in
      Section 1 and is binding on Landlord and Tenant subject to changes in the size of the Leased Premises.

3.    LEASE TERM.

      (a) The Lease Term begins on the earliest to occur of: (1) the date Tenant occupies any part of the Leased Premises; (2) the Commencement Date; or (3) the Ready for Occupancy Date (defined below); and ends on the Expiration Date. Notwithstanding the foregoing, if the Ready for Occupancy Date occurs before May 22, 1998, then the Lease Term shall begin on the earlier of (i) the date Tenant occupies any part of the Lease Premises or May 25, 1998, and if the Ready for Occupancy Date occurs on or after May 25, 1998 and before July 3, 1998, then the Lease Term shall begin on the earlier of (i) the date Tenant occupies any part of the Lease Premises, or
            (ii) July 3, 1998.

      (b) Subject to Paragraph 3(c) below, if the Ready for Occupancy Date does not occur by the Commencement Date for any reason other than omission, delay, or default by any Tenant Party, Tenant's obligation to pay Rent does not commence until the Ready For Occupancy Date occurs and the Expiration Date is extended for a period of time equal to the time period beginning on the Commencement Date and ending on the day before the Ready for Occupancy Date. This abatement of Rent is Tenant's sole and exclusive remedy and is full settlement of all claims that Tenant has against Landlord by reason of the Leased Premises not being ready for occupancy by Tenant on the Commencement Date.

      (c) If Tenant occupies any part of the Leased Premises before the Commencement Date or the Ready for Occupancy Date, as applicable, the Lease Term and Tenant's obligation to pay Rent commence on the date Tenant occupies the Leased Premises and the Expiration Date is 126 months after the date on which Tenant's occupancy commences. Tenant is deemed to occupy the Leased Premises when Tenant takes possession of any part of the Leased Premises for any purpose, including placing furniture and installing Tenant's equipment in the Leased Premises.

      (d) When the first day of the Lease Term is established pursuant to this Paragraph 3, Landlord shall prepare and Landlord and Tenant shall exchange a letter acknowledging that date and, if the Expiration Date changes under this Paragraph, the Expiration Date.

      (e)   The READY FOR OCCUPANCY DATE is the earlier to occur of:

            (1) the date that Landlord notifies Tenant that the City of Dallas has approved the Leased Premises for occupancy; or

            (2) the date the City of Dallas would have approved the Leased Premises for occupancy but for delays caused by any Tenant Party;

            provided, if Landlord performs any Additional Work (defined in EXHIBIT F), the Ready for Occupancy Date is deemed accelerated by the number of days in the Additional Work Period (defined in EXHIBIT
            F).

4.    ACCEPTANCE OF LEASED PREMISES.

      Tenant's occupancy of the Leased Premises is conclusive evidence that
      Tenant: (A) accepts the Leased Premises as suitable for the purposes for which they are leased; (B) accepts the Leased Premises and the Project as being in a good and satisfactory condition; and (C) waives any defects in the Leased Premises and the Project; provided, however, that by occupying the Lease Premises, Tenant shall not be deemed to have accepted or waived any defect therein about Tenant, in the exercise of reasonable care, could not have learned prior to occupying the Leased Premises.

5.    RENT PAYMENTS.

      (a) The installment of Minimum Rent due for the seventh (7th) month of the Lease Term is payable by Tenant when this Lease is executed. Subsequent installments of Minimum Rent are payable by Tenant in advance on the first day of each calendar month during the Lease Term beginning on the first day of the eighth full calendar month after the Commencement Date (or the Ready for Occupancy Date, if applicable). Minimum Rent for any partial calendar month is prorated on a per diem basis.

      (b) All Rent is payable by Tenant at the times and in the amounts specified in this Lease in legal tender of the United States of America to Landlord at the following address or to any other person or at any other address as Landlord may from time to time designate by notice to Tenant:

                            F/P/D Master Lease, Inc.
                            P.O. Box 844792
                            Dallas, Texas 75284-4792

      (c) Rent is payable by Tenant without notice, demand, abatement, deduction, or set off. Tenant's obligation to pay Rent is independent of any obligation of Landlord under this Lease. If any installment of Rent is not paid within 5 days after it is due, Tenant shall pay a late charge in an amount equal to 10% of the delinquent installment of Rent when it pays the delinquent installment. In addition, any Rent not paid when due (and which represents amounts not already specified as bearing interest under other provisions of this Lease) bears interest from the due date until the date paid at a rate (the INTEREST RATE) equal to the lesser of the highest rate allowable under applicable law or 18% per annum.

6.    ELECTRICITY.

      (a) Landlord, subject to payment by Tenant as specified below, shall furnish electricity as follows:

            - up to 2 watts per Rentable Square Foot in the Leased Premises at 277 volts for lighting; and

            - up to 1.25 watts per Rentable Square Foot in the Leased Premises at 120 volts for office machines.

            If Tenant wants to use any office equipment or lighting that will cause Tenant's electricity requirements to exceed the specified levels or that will generate, excess heat, Tenant must give Landlord prior notice specifying Tenant's excess electricity requirements and the specific equipment that generates excess heat. If the excess electricity requirements can be supplied without, in Landlord's sole opinion, overloading the existing Building systems, or if the additional equipment necessary to supply Tenant's excess electricity requirements can be installed without, in Landlord's sole opinion, creating a dangerous condition in the Building, Landlord shall supply Tenant's excess electricity requirements and Tenant shall pay Landlord the cost of supplying the excess electricity requirements, including all installation costs, on demand as additional Rent.

      (b) If Tenant's electricity use exceeds the specified limits, Landlord may, at its sole option, either:

            - install separate submeter(s) for all or any part of the Leased Premises and Tenant shall pay Landlord the installation cost and the cost of the excess electricity as metered on demand as additional Rent; or

            - if Landlord does not elect to install separate submeter(s), cause Landlord's engineer to determine the amount of excess electricity to be allocated to Tenant based on the power requirements of the equipment or lighting and Tenant shall pay Landlord the cost of the excess electricity as reasonably determined by Landlord's engineer on demand as additional Rent.

      (c) If Tenant's electricity use exceeds the specified limits or any of Tenant's equipment generates excess heat, Landlord may also, at its sole option and without any obligation to do so, install supplemental air conditioning units in the Leased Premises to offset the heat-generating effect of Tenant's excess electricity usage and Tenant's equipment and Tenant shall pay Landlord the installation cost and the cost of operation, use, repair, and replacement of the supplemental air conditioning units on demand as additional Rent.

      (d) The obligation of Landlord to furnish electricity is subject to the rules and regulations of the supplier of electricity and of any municipal or other governmental authority regulating the business of providing electricity. Landlord is not liable to any Tenant Party for any failure or defect in the supply or character of electricity furnished to the Leased Premises due to any requirement, act, or omission of the entity supplying electricity to the Project.

      (e) Tenant shall pay to Landlord, without any set off or deduction, beginning on the Commencement Date, Tenant's Proportionate Share of Total Electricity Costs for the Project (defined below) incurred in the use, occupancy, and operation of the Project and all related improvements and appurtenances, including electricity used for heating and air-conditioning and perimeter lighting for the Project, net of Submetered Power (defined below).

      (f) The term TOTAL ELECTRICITY COSTS FOR THE PROJECT means the total electricity cost charged to Landlord by the entity supplying electricity to the Building, and the Building's share of electricity costs charged for other portions of the Project, including taxes, but may not include any administrative fee or charge by Landlord. The term SUBMETERED POWER means all supplemental electricity that is separately submetered by Landlord and paid by tenants in the Building or that is separately tracked and calculated by Landlord's engineer and paid by tenants in the Building.

      (g) If Landlord at any time elects to install submeters measuring electricity used in the Building or the Leased Premises, which may include submeters measuring electricity used for heating and cooling the Building or Leased Premises, then Tenant's Proportionate Share of those actual costs will be based on actual use as measured by the submeters, but, with any areas sharing a submeter being prorated on the basis that the area of the Leased Premises bears to the total area covered by the submeters.

      (h) Landlord shall bill Tenant for Tenant's electricity charges under this Paragraph monthly and Tenant shall pay its electricity charges within 10 business days after receipt of each bill. Landlord shall bill Tenant for Tenant's electricity charge for the last full or partial month of the Lease Term as soon as practicable after the termination or expiration of this Lease and Tenant shall pay the bill within 10 business days after receipt. Tenant's obligation to pay the bill survives the termination or expiration of the Lease.

7.    SERVICES BY LANDLORD.

      Landlord shall maintain the Building, the On-Site Garage, the Off-Site Garage and all common areas (exclusive of those portions of the Lease Premises Tenant is obligated to maintain hereunder) in accordance with standards customarily followed in the maintenance of first-class buildings comparable to the Building in the downtown Dallas central business district. Landlord, subject to payment by Tenant as specified below, shall furnish the following services for the Leased Premises:

      - air conditioning, both heating and cooling (as required by the seasons), from 8:00 a.m. to 6:00 p.m. on weekdays and on Saturdays from 8:00 a.m. to 1:00 p.m., except on Holidays (as defined below) (the HVAC Standard Hours) amounts as are in the sole judgment of Landlord reasonably required for comfortable use and occupancy under normal business operations. Circulating air is not available other than through the Building's HVAC system. If Tenant requires HVAC services at any time other than HVAC Standard Hours, Landlord shall furnish after-hours HVAC service for the times specified in a request by Tenant received by the Project manager before 2:00 p.m. on the business day the extra usage is required. Requests received after that deadline will be handled in accordance with Landlord's Building Policies in effect at the time. Tenant acknowledges receipt of a copy of the current Building Policies. Landlord may make changes in the Building Policies and the changes become effective when a copy of the revised Building Policies is delivered to Tenant. Tenant shall pay Landlord as additional Rent for extra service within 5 days after receipt of a bill therefor the greater of (A) the actual cost of the extra service [if more than one tenant has requested and is furnished after-hours HVAC service for the same hour(s) the charge will be prorated if reasonably possible], or (B) $50 per hour per floor (whole or partial) of after-hours HVAC service. HOLIDAYS are New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. BUSINESS DAYS are weekdays other than Holidays.

      - cold water (at the normal temperature of the water supply to the Building) for lavatory and toilet purposes, water for drinking purposes, and hot water (from the regular Building supply at prevailing temperatures) for lavatory purposes to restrooms located in the core area of the Building only, all water service to be at supply points provided for general use of tenants of the Building through fixtures installed by Landlord, or by Tenant with Landlord's prior consent;

      - janitor and maid service to the Leased Premises in accordance with Exhibit G on days other than Fridays, Saturdays, and Holidays;

      - window washing and wall cleaning as determined by Landlord in its reasonable discretion;

      - operator-less passenger elevators for ingress and egress to and from the floor(s) on which the Leased Premises are located (provided, Landlord may reasonably limit the number of elevators to be in operation on Saturdays, Sundays, and Holidays) and freight elevator service in common with other tenants but only when scheduled through the Project manager;

      -     common area rest room facilities; and

      - electric lighting for all common areas and special service areas of the Building in the manner and to the extent deemed by Landlord to be reasonable and standard, including replacement of florescent light tubes in Building standard light fixtures.

      BUILDING STANDARD HOURS are weekdays, excluding Holidays, from 8:00 a.m. to 6:00 p.m. Landlord may lock the Buildings at all times other than during Building Standard Hours; provided, however, that Tenant shall at all times have access to the Leased Premises by keys, magnetic cards, or other access device provided by Landlord in accordance with this Lease, subject to reasonable access control measures instituted by Landlord after Building Standard Hours.

8.    SERVICE INTERRUPTIONS.

      (a) Landlord does not warrant that the services provided by Landlord will be free from any slow-down, interruption, or stoppage by governmental bodies, regulatory agencies, utility companies, and others supplying services or caused by the maintenance, repair, replacement, or improvement of any equipment involved in the furnishing of the services or caused by changes of services, alterations, strikes, lock-outs, labor controversies, fuel shortages, accidents, acts of God, the elements, or other causes beyond the reasonable control of Landlord. Landlord shall use due diligence to resume the service upon any slowdown, interruption, or stoppage.

      (b) No slow-down, interruption, or stoppage of the services may be construed as an eviction, actual or constructive, of Tenant or cause an abatement of Rent or in any manner or for any purpose relieve Tenant from its obligations under this Lease. Landlord is not liable for damage to persons or property, or in default under this Lease, as a result of any slow-down, interruption, or stoppage.

      (c) Notwithstanding the foregoing, if there occurs an interruption in HVAC, electricity, water or elevator services ("ESSENTIAL SERVICES"), such interruption is not caused by Tenant or a Tenant Party, such interruption renders at least 50% of the Leased Premises untenantable, and such interruption continues to render at least 50% of the

            Lease Premises untenantable for (i) 5 consecutive business days if caused by Landlord's negligence or willful misconduct, or (ii) 30 consecutive days if not caused by Landlord's negligence or willful misconduct, then Rent shall abate as to that portion of the Leased Premises rendered untenantable from the 6th consecutive business day or the 31st day, as the case may be, of such interruption and for as long as such interruption continues thereafter. The foregoing remedies shall be Tenant's sole and exclusive remedies with respect to interruption of services.

9.    OPERATING COSTS.

      (a) The term OPERATING COSTS means those expenses (other than expenses for electricity) directly incurred in the management, operation, maintenance, repair, and security of the Project, including but not limited to the cost of all utilities, building supplies, janitorial service, maintenance, repairs, fire and extended coverage, public liability, and other insurance costs, all labor and employee benefit costs (including wages, salaries, and fees of all personnel engaged in the management, operation, maintenance, repair, and security of the Project), ad valorem taxes and assessments (both regular and special), costs that reduce operating expenses or are required to meet Applicable Laws [defined in Paragraph 14(a)], management fees, consulting fees, legal fees, accounting fees, the Building's share of fees, charges, taxes, expenses and other amounts due in connection with pedestrian tunnels, pedestrian skybridges, parking-garages, City of Dallas property required to be maintained or operated by Landlord, and other elements of the Project or other facilities that benefit the Building, and the fair market rental of the Project managers' offices, together with payments or credits Landlord makes to any tenant or tenants in the Project in lieu of Landlord providing any of the services or paying for any of the costs. If for any time period in question the Project is less than 95% occupied, Landlord shall increase Operating Costs as though the Project were 95% occupied.

      (b) The term EXCESS OPERATING COSTS means the amount by which the Operating Costs for any calendar year after the Base Year exceed the Operating Costs for the Base Year. Landlord shall calculate Operating Costs and Excess Operating Costs on a Rentable Square Foot basis by dividing the aggregate costs by the Total Building Area. If the amount of ad valorem taxes and assessments for the Base Year is subsequently modified, the modified amount is deemed to be the ad valorem taxes and assessments for the Base Year and is substituted for the original amount of taxes and assessments in the calculation of Operating Costs for the Base Year.

      (c) If there are Excess Operating Costs for any calendar year, Tenant shall pay to Landlord as additional Rent an amount equal to the product of the Excess Operating Costs (on a Rentable Square Foot basis) multiplied by the number of Rentable Square Feet in the Leased Premises. If the amount of ad valorem taxes and assessments for the Base Year is reduced under subparagraph (b), Tenant shall pay to Landlord as additional Rent any underpayment in Excess Operating Costs resulting from the recalculation of the Operating Costs for the Base Year within 30 days after delivery of any invoice therefor.

      (d) On or before December 1 of the Base Year and each subsequent calendar year, Landlord shall deliver to Tenant Landlord's reasonable estimate of the Excess Operating Costs for the next calendar year. Tenant shall pay to Landlord monthly as additional Rent, in advance on or before the first day in each succeeding calendar month, an amount equal to one twelfth (l/12th) of the product of the number of Rentable Square Feet in the Leased Premises times Landlord's estimated Excess Operating Costs for the applicable calendar year. Landlord may adjust its estimate by notice to Tenant at any time during the applicable calendar year if actual Excess Operating Costs are substantially different from the estimate, and thereafter payments by Tenant under this Paragraph adjust accordingly. The term CALENDAR YEAR includes partial calendar years.

      (e) No later than July 1 of each calendar year, Landlord shall deliver to Tenant a statement (EXCESS OPERATING COSTS STATEMENT) certified by an authorized representative of Landlord setting out in reasonable detail the actual Excess Operating Costs for the prior calendar year. If the estimated payments made by Tenant during the prior calendar year exceed Tenant's share of actual Excess Operating Costs for that year, Landlord shall credit the difference against the next ensuing installments of estimated payments by Tenant under this Paragraph. If the estimated payments made by Tenant during the prior calendar year under this Paragraph are less than Tenant's share of the actual Excess Operating Costs for that year, Tenant shall pay the amount of the difference to Landlord in cash within 30 days after delivery of any invoice therefor by Landlord accompanied by a statement of the actual Excess Operating Costs for that year as additional Rent.

      (f) Notwithstanding the foregoing, Operating Costs that are controllable (which excludes electricity, taxes, utilities and insurance) shall not increase, on a cumulative compounded basis by more than eight percent (8%) per year during the Lease Term.

      (g) If Operating Costs for any calendar year (other than taxes, utility or insurance) increase by more than 5%, Tenant, at its expense, may inspect, audit, and copy Landlord's books and records concerning the applicable Excess Operating Costs Statement at Landlord's Project Manager's offices during normal office hours within 6 months after the date of the Excess Operating Costs Statement by giving Landlord at least 30 days' prior notice. Tenant may not be in Landlord's Project Manager's offices for more than a total of 5 business days. Tenant shall make reasonable efforts to minimize any disruption to Landlord's business while in Landlord's project manager's offices. Landlord will use reasonable efforts to cooperate with the conduct of such audit. Tenant shall deliver to Landlord a copy of the audit within 10 days after it is finalized.

            - If Tenant disputes any Excess Operating Costs Statement as a result of its audit and Landlord does not contest the accuracy of Tenant's dispute, within 10 business days after demand, Landlord shall reimburse Tenant the amount of any overpayment or Tenant shall pay Landlord the amount of any underpayment, together with interest thereon from the date due until paid at the Interest Rate. If Landlord contests the results of Tenant's audit, Landlord and Tenant shall use reasonable efforts to resolve their differences. If Landlord and Tenant are unable to resolve their differences after using reasonable efforts, then, prior to the institution of legal action, Landlord and Tenant agree to attempt to resolve such dispute by participating in non-binding mediation. If Tenant retains a third party (AUDITOR) to audit any Excess Operating Costs Statement, the Auditor must be a nationally recognized accounting firm that is not being compensated by Tenant on a contingency fee basis. Prior to conducting an audit, Tenant and any Auditor shall execute Landlord's standard form of confidentiality agreement relating to the audit.

            - Tenant may not conduct an audit of any Excess Operating Costs Statement if Tenant is in default under this Lease at the time Tenant delivers its notice to Landlord requesting the audit or at the time the audit would be conducted. Except for Affiliate, as hereinafter defined, sublessees or assignees, no subtenant may conduct an audit and no assignee may conduct an audit for any period during which the assignee was not in possession of the Leased Premises.

10.   SECURITY DEPOSIT. Intentionally Deleted.

11.   ASSIGNMENT AND SUBLETTING.

      (a) Tenant may not, without Landlord's prior written consent, except as specified in subparagraph 11(i) below; (1) assign or transfer this Lease or any interest therein; (2) permit any assignment of this Lease or any interest therein by operation of law; (3) sublet the Leased Premises or any part thereof; (4) grant any license, concession, or other right of occupancy of any portion of the Leased Premises; (5) mortgage, pledge, or otherwise encumber its interest in this Lease; or (6) permit the use of the Leased Premises by any parties other than Tenant and its employees. Landlord's consent to any assignment, subletting, or reorganization is not a waiver of Landlord's right to approve or disapprove any subsequent assignment, subletting, or reorganization. Tenant and any guarantor of Tenant's obligations under this Lease (GUARANTOR, whether one or more) shall remain jointly and severally liable for the payment of Rent and performance of all other obligations under this Lease after any assignment or subletting. If Tenant is a partnership, Tenant, Guarantor, and the general partners of Tenant prior to its reorganization shall remain jointly and severally liable for the payment of Rent and performance of all other obligations under this Lease after any reorganization.

      (b) If an Event of Default (defined in Paragraph 27) occurs while the Leased Premises or any part thereof are assigned or sublet, Landlord, in addition to any other remedies under this Lease or provided by law, may at its option collect directly from the assignee or sublessee all rents payable to Tenant under the assignment or sublease and apply the rent against any sums due to Landlord under this Lease. Tenant authorizes and directs any assignee or sublessee to make payments of rent directly to Landlord upon receipt of notice from Landlord. No direct collection of rent by Landlord from any assignee or sublessee is a novation or a release of Tenant or Guarantor from the performance of their obligations under this Lease or under any guaranty executed by Guarantor. Receipt by Landlord of rent from any assignee, sublessee, or occupant of the Leased Premises is not a waiver of the covenant against assignment and subletting or a release of Tenant or Guarantor.

      (c) If Tenant wants to assign or sublease all or part of the Leased Premises, it shall deliver a notice to Landlord specifying the name of, financial information for, and the nature of the business of the proposed assignee or subtenant, and the proposed effective date of the assignment or sublease. Tenant may not assign or sublease all or any part of the Leased Premises at any time when Tenant is in default under this Lease, whether or not an Event of Default has occurred.

      (d) Landlord has a period of 20 days from receipt of Tenant's notice to notify Tenant that Landlord elects, in Landlord's sole discretion, to:

            (1) terminate this Lease as to the space that is the subject of Tenant's notice as of the date specified by Tenant, and if more than thirty percent (30%) of the Leased Premises, whether through one or more transactions, will be subject to assignments or subleases as a results of the proposed sublease or assignment, Landlord shall have the right to terminate the Lease in its entirety;

            (2) consent to the assignment or sublease; provided, if the rent payable to the Tenant by the sublessee is greater than the Minimum Rent, fifty percent (50%) of the excess rent is payable by Tenant as additional Rent to Landlord on the same dates Tenant pays Minimum Rent; or

            (3) refuse to consent to Tenant's assignment or sublease of that space and to continue this Lease in effect.

            If Landlord does not notify Tenant of Landlord's election within the 20-day period, Landlord is deemed to elect option (3).

      (e) Any change in a majority of the voting rights or other control rights of Tenant is an assignment for purposes of this Paragraph, If Tenant is a partnership, then any transfer of a general partnership interest is an assignment for purposes hereof.

      (f) As a condition to the effectiveness of each assignment or subletting, and whether or not Landlord's prior consent is required for the assignment or subletting, Tenant shall pay to Landlord its reasonable administrative and legal costs in connection therewith, not to exceed $1,000.

      (g) Any attempted assignment or sublease by Tenant or any attempted reorganization of Tenant in violation of the terms of this Paragraph is void.

      (h) Tenant may not enter into any sublease, license, concession or other agreement for any use, occupancy or utilization of the Leased Premises that provides for a rental or other payment for the use, occupancy, or utilization based in whole or in part on the net income or profits derived by any person from the premises so leased, used, occupied, or utilized.

      (i) Tenant may, without the prior consent of Landlord, sublet all or any part of the Leased Premises to an Affiliate (defined below), or assign this Lease to an Affiliate, so long as (i) Tenant provides Landlord a copy of the sublease or the assignment within 10 days after its execution, (ii) the transaction was not entered into as a subterfuge to avoid the obligations and restrictions of this Lease,
            (iii) the assignee or sublessee is engaged in a business customarily acceptable for a tenant in a first-class high-rise building in Dallas, Texas, (iv) the assignee's or sublessee's proposed use of the Leased Premises does not violate this Lease, and (v) the assignee's or sublessee's net worth, creditworthiness and financial standing is equal to or better than Tenant's as of the date of such assignment or sublease. Landlord has no obligation to recognize an Affiliate as the tenant under this Lease unless Landlord timely receives a complete copy of the assignment or sublease. Tenant and Guarantor remain jointly and severally liable for the payment of Rent and performance of all other obligations under this Lease after any assignment or subletting to an Affiliate. The term AFFILIATE means any entity that acquires all or part of Tenant, or that is acquired in whole or in part by Tenant, or which entity controls, directly or indirectly, Tenant. For purposes of this subparagraph, CONTROL means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a corporation, whether through the ownership of voting securities or by contract or otherwise.

      (j) If Landlord exercises its termination right set forth in subparagraph 11(d)(l) above, the number of reserved (if any) and unreserved parking spaces allocated to Tenant reduces proportionately, effective as of the date of termination.

      (k) Notwithstanding the foregoing, Landlord will not unreasonably withhold its approval of an assignment of this Lease or a sublease of a portion of the Leased Premises so long as the following conditions are satisfied: (i) the assignee or sublessee is of a kind and type and has a net worth and creditworthiness comparable to other tenants customarily found in or comparable with first-class office buildings in the downtown Dallas central business district comparable to the Building; (ii) the assignee or sublessee is engaged in a business customarily acceptable for a tenant in a first-class office building in the downtown Dallas central business district comparable to the Building; (iii) the assignee's or sublessee's proposed use of the Leased Premises does not violate this Lease or any restriction applicable to the Building; (iv) at the time of such assignment or subletting, this Lease is in full force and effect and there is no uncured Event of Default; (v) the assignee or sublessee shall not use the Leased Premises or the Building in a manner that adversely interferes with, burdens the use of or otherwise increases the use of the public areas of the Project, any Building system, or the use of the elevators or any Building system; and (vi) in no event shall the following be considered as suitable assignees or sublessees under this Lease: any governmental body, agency or bureau (of the United States, any state, county, municipality or any subdivision thereof); any foreign government or subdivision thereof; any health care professional or health care service organization; schools or similar organizations; employment agencies; radio, television or other communication stations; restaurants; and retailers offering retail services from the Leased Premises.

      (l) Notwithstanding the giving by Landlord of its consent to any sublease or assignment with respect to the Leased Premises, no sublessee or assignee may exercise any renewal options, expansion options, rights of first offer or similar rights under this Lease except in accordance with a separate written agreement entered into directly between such sublessee or assignee and Landlord, provided Tenant continues to be liable for the performance of all obligations hereunder, as increased or otherwise affected by the exercise of such rights. Tenant may not exercise any renewal options, expansion options, rights of first offer or similar rights under this Lease if Tenant has assigned any portion of its interest in this Lease or subleased any portion of the Leased Premises.

12.   REPAIR AND MAINTENANCE BY TENANT.

      (a) Except for those repairs and maintenance obligations required to be undertaken by Landlord as expressly provided in this Lease, Tenant shall keep the Leased Premises [including, without limitation, Standard Improvements and Tenant Improvements

            (both as defined in Exhibit F)] and all fixtures installed by or on behalf of Tenant in good and tenantable condition. Tenant shall promptly make all necessary non-structural repairs and replacements to its fixtures and Tenant Improvements, all at Tenant's expense, under the supervision and with the approval of Landlord. All repairs and replacements must be equal in quality and class to the original work. Without diminishing this obligation of Tenant, if Tenant fails to make any repairs and replacements within 15 days after the occurrence of the damage or injury, Landlord may at its option make the repairs and replacements and Tenant shall pay Landlord on demand as additional Rent the costs incurred by Landlord plus an administrative fee equal to 10% of the costs; provided, however, that with respect to any repair which reasonably requires more than 15 days to complete, Landlord shall not have the right to make such repair or replacement as long as Tenant commences such repair within such 15 day period and thereafter diligently pursues such repair to completion.

      (b) Tenant shall pay the cost of repairs and replacements due to damage or injury to the Project or any part thereof caused by any Tenant Party or by any malfunction or misuse of any equipment installed by or on behalf of Tenant. This amount is payable by Tenant to Landlord on demand as additional Rent, plus interest at the Interest Rate from the date of payment by Landlord until paid by Tenant. If Tenant requests Landlord to perform any maintenance or repairs to the Leased Premises, over and above the services required to be performed by Landlord pursuant to Paragraph 7, Tenant shall pay the actual cost thereof, plus an administrative fee equal to 10% of the actual cost thereof, to Landlord as additional Rent within 5 business days after demand.

      (c) Tenant also shall pay the actual cost, plus an administrative fee equal to 10% of the actual cost thereof, to Landlord as additional Rent within 5 days after demand, of replacing fluorescent light tubes in Building standard light fixtures located in the Leased Premises.

13.   ALTERATIONS AND ADDITIONS BY TENANT.

      (a) Tenant may not make or permit any alterations, improvements, or additions in or to the Leased Premises or the Project without Landlord's prior consent. Provided Tenant has notified Landlord in writing at least 10 days prior to the commencement of any such work within the Leased Premises, Landlord will not unreasonably withhold its approval of non-structural alterations or physical additions to the Leased Premises which cost $10,000 or less in each case subject to the following limitations: (i) such alterations and additions will not impair the structural integrity of the Building, (ii) such alterations and additions will not affect the mechanical, electrical, plumbing, heating, air-conditioning or ventilation systems of the Leased Premises, (iii) such alterations and additions are accomplished in a good and workmanlike manner and in accordance with all applicable governmental requirements, (iv) such alterations and additions are not visible from outside the Leased Premises, and (v) Tenant obtains all applicable governmental permits and approvals required in connection with such alterations and additions. All alterations, additions, and improvements made to, or fixtures or other improvements placed in or upon, the Leased Premises, whether temporary or permanent in character, by either party (except only Tenant's movable trade fixtures, office furniture, and equipment) are a part of the Project and are the property of Landlord when they are placed in the Leased Premises without compensation to Tenant. Alterations, improvements, and additions in and to the Leased Premises requested by Tenant must be made in accordance with complete and accurate plans and specifications and construction documents [including, without limitation, complete mechanical, electrical and plumbing (MEP) requirements] prepared by Tenant and approved in advance by Landlord. All work must be performed at Tenant's expense either by Landlord or by contractors and subcontractors approved in advance by Landlord. If the work is not performed by Landlord, then all work performed by Tenant's contractors and subcontractors is subject to the following conditions:

            (1) Each contractor and subcontractor must deliver evidence satisfactory to Landlord that the insurance specified on EXHIBIT D is in force prior to commencing work.

            (2) Tenant shall ensure that all workers are cooperative with Project personnel and comply with all Project Rules and Regulations.

            (3) Tenant must deliver to Landlord evidence that Tenant has obtained all necessary governmental permits and approvals for the improvements or alterations prior to starting any work.

            (4) All construction must be done in a good and workmanlike manner and is subject to approval by Landlord during and after construction to determine compliance with the approved plans and specifications and construction documents, in its sole discretion.

            (5) Lien releases from each contractor and subcontractor must be submitted to Landlord within 5 days after completion of the work performed by the contractor or subcontractor.

            (6) Within 30 days after completion of any improvements or alterations, Tenant, at its cost, shall deliver to Landlord 2 reproducible copies of "as-built" plans and specifications (1/8" scale) for each floor where alterations or improvements were made.

            All changes to the plans and specifications and construction documents are also subject to Landlord's prior approval.

      (b) Tenant must use Landlord's fire protection contractor and must either (1) use Landlord's MEP engineer to prepare the MEP portions of the plans and specifications and construction documents, or (2) reimburse the cost of one review by Landlord's MEP engineer of the plans and specifications and the construction documents. Landlord shall cause its fire protection contractor and MEP engineer to perform the work for Tenant at Landlord's contracted rates.

      (c) All alterations and improvements by Tenant must comply with all Applicable Laws. Tenant and its consultants must coordinate any alterations or additions relating to compliance with Access Laws with Landlord and Landlord's Access Law compliance plan for the Project in preparing the plans and specifications and construction documents. If Tenant's alterations or additions to the Leased Premises or the manner in which Tenant uses the Leased Premises cause Landlord to make any alterations or improvements to the Project to comply with the provisions of the Americans With Disabilities Act of 1990 (as amended), the Texas Architectural Barriers Act (as amended) [Tex. Rev. Civ. Stat. Ann. Art. 9102], and any similar law, rule or regulation relating to access by disabled persons to the Leased Premises or the Project (collectively, ACCESS
            LAWS), Tenant shall reimburse Landlord for the cost of the alterations or improvements upon demand as additional Rent. Neither Landlord's approval of Tenant's plans and specifications for the alterations or improvements nor Landlord's acceptance of Tenant's as-built plans is a confirmation or agreement by Landlord that the improvements and alterations comply with Applicable Laws.

      (d) Within 30 days after Tenant installs any telephone or data cables, whether or not in connection with an alteration or addition to the Leased Premises, Tenant, at its cost, shall deliver to Landlord 2 reproducible copies of "as-built" plans and specifications (1/8 " scale) showing the location of the telephone and data cables.

      (e) As between Landlord and Tenant, for purposes of the insurance requirements of Paragraph 18, Tenant has an insurable interest in all of the Tenant Improvements and alterations made by Tenant in the Leased Premises, but all of the Tenant Improvements and alterations shall be surrendered to Landlord with the Leased Premises upon the expiration or earlier termination of the Lease as set forth in Paragraph 25 of the Lease.

14.   USE AND OCCUPANCY.

      (a) The Leased Premises may be used and occupied by Tenant only for general business offices and incidental uses and for no other purpose without Landlord's prior consent, in its sole discretion. Tenant shall use and maintain the Leased Premises in a clean, careful, safe, and proper manner and shall comply with all laws, ordinances, orders, rules, and regulations of all governmental bodies (state, federal, and municipal) applicable to or having jurisdiction over the use, occupancy, operation, and maintenance of the Leased Premises and the Project, including without limitations all applicable environmental laws and the Access Laws (those laws, ordinances, orders, rules, decisions, and regulations being called APPLICABLE LAWS).

      (b) Tenant may not deface or injure the Leased Premises or the Project or any part thereof or overload the floors of the Leased Premises. Tenant may not commit waste or permit waste to be committed or cause or permit any nuisance on or in the Leased Premises or the Project. Tenant shall pay Landlord on demand as additional Rent for any damage to the Leased Premises or to any other part of the Project caused by any negligence or willful act or any misuse or abuse (whether or not the misuse or abuse results from negligence or willful acts) by Tenant or any Tenant Party or any other person (except Landlord or any of its agents, employees, or contractors) authorized by Tenant to enter upon the Leased Premises.

      (c) Tenant may not use or allow the Leased Premises to be used for any purpose prohibited by any Applicable Law, or by any restrictive covenants applicable to the Project, or as a manned express mail pick up center for delivery services like Airborne and Federal Express, or for the sale of bakery products for dessert items including cookies, fudge slices, bar type cookies and cakes, cupcakes and brownies, whether the product is sold packaged or unpackaged if the sales would constitute more than 10% of Tenant's gross receipts, or for a mini-bank or bank. Tenant may not sell, purchase, or give away, or permit, except with Landlord's prior approval, the sale, purchase, or gift of food in any form by or to any Tenant Party or any other parties at the Leased Premises or the Project. Tenant also will not use any part of the Leased Premises for the following uses: health care services, telephone or telegraph agency, radio, television or other communication station, employment agency, public restaurant or bar, retail, wholesale or discount shop for sale of merchandise, retail service shop, school or classroom, or governmental or quasi-governmental bureau, department or agency. Tenant shall conduct its business and occupy the Leased Premises and control all Tenant Parties so as not to create any nuisance or interfere with, annoy, or disturb any other tenants in the Project or Landlord in its management of the Project and so as not to injure the reputation of the Project.

      (d) Tenant may not erect, place, or allow to be placed any sign, advertising matter, stand, booth, or showcase in or upon the doorsteps, vestibules, halls, corridors, doors, walls, windows, or pavement of the Project visible outside the Leased Premises (except for lettering on the door or doors to the Leased Premises as allowed by the Rules and Regulations attached as EXHIBIT D) without the prior consent of Landlord; provided, however, that on the interior of any floor leased entirely by Tenant, Tenant may install signage approved by Landlord, which approval shall not be unreasonably withheld, that is not visible from the exterior of the Leased Premises.

      (e) Tenant may not use or allow or permit the Leased Premises to be used in any way or for any purpose that:

            (1) Landlord deems hazardous on account of the possibility of fire or other casualty;

            (2) is visible from the exterior of the Leased Premises, adversely affects ventilation in other areas of the Project, creates unreasonable elevator loads, causes structural loads to be exceeded, or creates unreasonable noise levels;

            (3) increases the rate of fire or other insurance for the Project or its contents or in respect of the operation of the Project; or

            (4) renders the Project uninsurable at normal rates by responsible insurance carriers authorized to do business in the State of Texas or renders void or voidable any insurance on the Project.

            If insurance premiums are increased because of Tenant's use of the Leased Premises, then, in addition to any other remedies Landlord may have, Tenant shall pay the amount of the increase to Landlord as additional Rent within 5 days after demand.

15.   MECHANICS' LIENS - TENANT'S OBLIGATIONS.

      Tenant may not cause or permit any mechanic's or materialman's lien to be placed upon Landlord's interest in the Project or the Leased Premises or any part thereof or against Landlord's interest under this Lease by any contractor, subcontractor, laborer, or materialman performing any labor or furnishing any materials to Tenant for any improvement, alteration, or repair of or to the Leased Premises, the Project, or any part thereof. If any lien is filed on Landlord's interest or Tenant's interest in the Leased Premises, Tenant shall cause the same to be discharged of record within 20 days after filing. If Tenant does not discharge the lien within the 20-day period, then, in addition to any other right or remedy of Landlord, Landlord may, but is not obligated to, discharge the lien by paying the amount claimed to be due or by procuring the discharge of the lien by deposit in court or bonding. Any amount paid by Landlord relating to any lien not caused by Landlord, and all reasonable legal and other expenses of Landlord, including reasonable attorneys' fees, in defending any action or in procuring the discharge of any lien, with interest thereon at the Interest Rate from date of payment by Landlord until paid by Tenant, is payable by Tenant to Landlord on demand as additional Rent.

16.   LIMITATIONS ON LIABILITY OF LANDLORD; WAIVER.

      (a) To the fullest extent permitted by law, Tenant, on its behalf and on behalf of all Tenant Parties, waives all claims (in law, equity, or otherwise) against Landlord and Landlord's officers, directors, shareholders, partners, trustees, members, agents, employees, property manager and independent contractors (singularly, a Landlord Party and collectively, Landlord Parties) arising out of, knowingly and voluntarily assumes the risk of, and agrees that Landlord Parties are not liable to any Tenant Parties for any of the following:

            (1) any injury or damage to person or property (including the resulting loss of use, economic losses and consequential or resulting damages of any kind from any cause) due to the condition or design of, or any defect in, the Leased Premises or Project that exists now or occurs in the future, except for Landlord's gross negligence or willful misconduct;

            (2) any injury or damage to person or property (including the resulting loss of use, economic losses and consequential or resulting damages of any kind from any cause) due to the Leased Premises or Project or related improvements or appurtenances being out of repair, or defects in or failure of pipes or wiring, or backing up of drains, or the bursting or leaking of pipes, faucets, and plumbing mixtures, or gas, water, steam, electricity, or oil leaking, escaping, or flowing into the Leased Premises, unless caused by Landlord's willful misconduct or gross negligence;

            (3) any loss or damage caused by the acts or omissions of other tenants in the Project or of any other persons, excepting only the willful misconduct or gross negligence of duly authorized employees and agents of Landlord; or

            (4) any loss or damage to property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, insurrection, war, court order, requisition, order of governmental authority, and any other cause beyond the control of Landlord Parties.

      (b) Notwithstanding the foregoing or anything else to the contrary contained in this Lease, the liability of Landlord to any Tenant Party for any default, indemnity by, or other obligation or liability of Landlord under this Lease is limited to the interest of Landlord in the Project. No Landlord Party has any personal liability for any amounts payable or obligations performable by Landlord under this Lease.

      (c) The provisions of this Paragraph 16 shall survive the expiration or earlier termination of this Lease.

17.   TENANT'S INDEMNIFICATION OF LANDLORD; ASSUMPTION; EMPLOYEES' CLAIMS.

      (a) Tenant shall indemnify, defend, and hold Landlord Parties harmless from all fines, suits, losses, costs, liabilities, claims, demands, actions, and judgments (collectively, claims) arising out of or relating to any of the following:

            (1) any breach or default in performance of any obligation on Tenant's part to be performed under this Lease, whether before or during the Lease Term or after its expiration or earlier termination;

            (2) any act, omission, negligence, or misconduct of Tenant or any Tenant Party, or of any other person entering upon the Leased Premises under or with the express or implied invitation or permission of Tenant;

            (3) any alterations, activities, work, or things done, permitted, allowed, or suffered by Tenant Parties in, at, or about the Leased Premises or the Project, including the violation by Tenant or any Tenant Party of any law, ordinance, or governmental order of any kind; and

            (4) the occupancy or use by Tenant or any Tenant Party of the Leased Premises or the Project.

      (b) Tenant is not required to indemnify, defend, or hold Landlord Parties harmless from any claim, demand, fine, suit, loss, liability, action or judgment arising solely from Landlord's gross negligence or willful misconduct (except for damage to the Tenant Improvements or Tenant's personal property, fixtures, furniture, and equipment in the Leased premises to the extent that such damage is covered by insurance that Tenant is required to carry under this Lease (or would have been covered had Tenant carried the insurance required under the provisions of this Lease).

      (c) If any Landlord Party is made a party to any litigation commenced against any Tenant Party or relating to this Lease or to the Leased Premises, against which Tenant has agreed to indemnify Landlord Parties pursuant to this Lease, then Tenant shall pay all costs and expenses, including attorneys' fees and court costs, incurred by or imposed upon the Landlord Party by virtue of the litigation. The amount of all costs and expenses, including attorney's fees and court costs, is a demand obligation payable by Tenant to Landlord as additional Rent bearing interest at the Interest Rate from the date of payment by Landlord until paid by Tenant.

      (d)   Deleted.

      (e) The provisions of this Paragraph 17 survive the expiration or earlier termination of this Lease.

      (f) The indemnification provisions of this Paragraph 17 shall not be construed or interpreted as in any way restricting, limiting, or modifying Tenant's insurance or other obligations under this Lease and is independent of Tenant's insurance and other obligations under this Lease.

18.   TENANT'S INSURANCE.

      (a) Tenant shall, at its expense, maintain at all times during the Lease Term (and prior to the Lease Term with respect to activities of Tenant under the Lease at the Project) insurance as set forth below:

            (1) Commercial General Liability Insurance (1986 ISO Form or its equivalent) written on an "occurrence" basis with respect to the business carried on, in or from the Leased Premises and Tenant's use and occupancy of the Leased Premises (including a contractual liability) in an amount not less than $1,000,000 per occurrence and $2,000,000 general aggregate per location for bodily injury and property damages (or with increased limits as may be required from time to time by Landlord by giving notice to Tenant) and without any deductible;

            (2) Statutory Workers' Compensation Insurance in compliance with the Worker's Compensation Laws of the state in which the Leased Premises is located and including at least 100/500/100 Employers Liability Insurance.

            (3) Excess/Umbrella Liability Insurance, applying on at least a "following form" basis, with a minimum limit of $3,000,000 each Occurrence and Aggregate, where applicable; and

            (4) "ISO Special Form" Property Insurance, including but not limited to, coverage for:

                  (A) All office furniture, trade fixtures, office equipment, merchandise, and all other items of Tenant's property in, on, at, or about the Leased Premises and the Building, including property installed by, for, or at the expense of Tenant;

                  (B)   Tenant Improvements; and

                  (C) Except for Standard Improvements, all other improvements, betterments, alterations, and additions to the Leased Premises.

                  Tenant's Property Insurance must also fulfill the following requirements:

                  (AA) It must be written on the equivalent of an ISO "Special Form" Property Insurance Form or an equivalent form acceptable to Landlord;

                  (BB) It must include earthquake and flood as covered causes of losses;

                  (CC) It must include an agreed amount endorsement for not less than one-hundred percent (100%) of the full replacement cost (new without deduction for depreciation) of the covered items and property; and

                  (DD) It must have a deductible no greater than $25,000 for each loss.

            It is the parties' intent that Tenant structure its property insurance program so that no coinsurance penalty is imposed and there are no valuation disputes with any insurer or with Landlord. The property insurance coverage must include vandalism and malicious mischief coverage.

      (b) Tenant's policies must be written by an insurance company or companies with a current A.M. Best's rating of A- IX or better and be admitted to do business in the State of Texas. Landlord, any mortgagees, any lessor under any ground, primary, or master lease, and Landlord's property management company must be named as additional insureds without restriction under the liability, property and umbrella policies. Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least 45 days prior to cancellation, non-renewal, or material reduction of the coverage.

      (c) Tenant shall deliver copies of duly executed certificates of insurance to Landlord prior to occupying any part of the Leased Premises, and on an annual basis thereafter. If Tenant fails to comply with these insurance requirements, Landlord may obtain the required insurance and Tenant shall pay to Landlord on demand as additional Rent the premium cost thereof plus interest at the Interest Rate from the date of payment by Landlord until paid by Tenant.

19.   LANDLORD'S INSURANCE.

      Landlord shall carry, or cause to be carried: (A) Commercial General Liability Insurance with limits of liability of not less than $1,000,000 each occurrence, single limit Bodily Injury and Property Damage combined; and (B) the equivalent of ISO Special Form Property Insurance insuring the Project for the full replacement value thereof, excluding Tenant Improvements and Tenant's merchandise, trade fixtures, furnishings, equipment, personal property, and any alterations or additions made by Tenant.

20.   RIGHTS RESERVED BY LANDLORD.

      Landlord reserves the following rights, exercisable without notice and without liability to, and without consent of, any Tenant Party for damage or injury to property, persons, or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession or giving rise to any claim for set-off or abatement of Rent:

      (a) To change the Building's or the Project's name or street address; provided Landlord shall reimburse Tenant for the cost of a 1 month supply of stationery.

      (b) To install, affix, and maintain any signs on the exterior and interior of the Project.

      (c) To designate and approve, prior to installation, all types of window shades, blinds, drapes, awnings, window ventilators, and similar equipment, and to control all internal lighting that is visible from the exterior of the Project.

      (d) To designate, restrict, and control all sources within the Project where Tenant may obtain ice, drinking water, towels, toilet supplies, catering, food and beverages, and like or other services on the Leased Premises and, in general, the exclusive right to designate, limit, restrict, and control any business and any service in or to the Project and its tenants.

      (e) To enter upon the Leased Premises with reasonable notice (except in the case of an emergency when no notice shall be required) at reasonable hours to inspect, clean, or make repairs or alterations to the Leased Premises (but without any obligation to do so, except as expressly specified in this Lease), to make repairs or alterations to any part of the Building or the Building systems (including adjacent premises), to show the Leased Premises to prospective lenders, purchasers, and, during the last 12 months of the Lease Term, to show the Leased Premises to prospective tenants at reasonable hours and, if the Leased Premises are vacant, to prepare them for re-occupancy. Notwithstanding the foregoing, Landlord shall not enter into areas previously designated in writing by Tenant as high security areas unless (i) Landlord shows cause therefor and is accompanied by a representative of Tenant, or (ii) in the event of an emergency. Landlord's obligations under this Lease shall be reduced to the extent of Tenant's refusal to grant access to such portions of the Leased Premises.

      (f) To retain at all times, and to use in appropriate instances, keys to all doors within and into the Leased Premises. No locks may be changed or added without the prior consent of Landlord.

      (g) To decorate and make repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Project, and for those purposes to enter upon the Leased Premises and, during the continuance of the work, temporarily close doors, entryways, public space, and corridors in the Project, to interrupt or temporarily suspend Project services and facilities, and to change the arrangement and location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets, or other public parts of the Project, all without abatement or set off of Rent or affecting any of Tenant's obligations under this Lease, so long as the Leased Premises are reasonably accessible. In exercising the foregoing rights, Landlord agrees to use reasonable efforts not to unreasonably interfere with the conduct of Tenant's business in the Leased Premises, including making reasonable efforts to cause voluntary and intentional total interruptions of Essential Services to occur after Building Standard Hours.

      (h) To have and retain a paramount title to the Leased Premises and the Project free and clear of any act of Tenant purporting to burden or encumber the Leased Premises or the Project.

      (i) To grant to anyone the exclusive right to conduct any business or render any service in or to the Project, provided the exclusive right does not operate to exclude Tenant from the uses expressly permitted in this Lease.

      (j) To approve the weight, size, and location of safes, heavy equipment, file cabinets, book shelves, and other heavy items in and about the Leased Premises and the Project and to require all those items and all furniture to be moved into and out of the Project and the Leased Premises only at times and in a manner specified by Landlord. Movements of Tenant's property into or out of the Project and within the Project are entirely at the risk and responsibility of Tenant. To require permits before allowing Tenant's property to be moved into or out of the Project.

      (k) To take reasonable measures as Landlord deems advisable for the security of the Project and its occupants including, without limitation, the search of all persons entering or leaving the Project, the evacuation of the Project for cause, suspected cause, or for drill purposes, the temporary denial of access to the Project, and the closing of the Project after Building Standard Hours, subject to Tenant's right to admittance when the Project is closed after Building Standard Hours under reasonable regulations Landlord may prescribe from time to time.

      (1) To transfer, assign, or convey, in whole or in part, the Project and Landlord's rights under this Lease. If Landlord transfers, assigns, or conveys its rights under this Lease, Landlord is released from any further obligations under this Lease and Tenant shall look solely to the successor in interest of Landlord for performance of the obligations of "Landlord" under this Lease.

21.   FIRE OR OTHER CASUALTY.

      (a) If the Leased Premises or any part thereof are damaged by fire or other casualty, Tenant shall give prompt notice thereof to Landlord. If the Project or the Building is so damaged by fire or other casualty that substantial alteration or reconstruction of the Project or the Building is, in Landlord's sole opinion, required (whether or not the Leased Premises are damaged) or if any mortgagee under a mortgage or deed of trust covering the Project requires that the insurance proceeds payable as a result of the fire or other casualty be used to retire the mortgage debt, Landlord may, at its sole option, terminate this Lease by giving Tenant notice of termination within 90 days after the date of the damage. If Landlord terminates this Lease under this Paragraph, the Rent abates as of the date of the damage.

      (b) If Landlord does not elect to terminate this Lease, Landlord shall within 90 days after the date of the damage commence to repair and restore the Project (except that Landlord is not responsible for delays outside its control) to substantially the same condition in which it was immediately prior to the casualty. Upon such damage, Tenant shall assign to Landlord (or Landlord's designee) all insurance proceeds payable to Tenant under the property insurance required pursuant to Paragraph 18 (save and except proceeds paid for loss of Tenant's personal property) and Landlord shall repair and replace the Standard Improvements, Tenant Improvements and alterations installed in the Leased Premises; provided that Landlord shall in no event be obligated to expend for such repair or replacement amounts in excess of the insurance proceeds available to Landlord (over and above amounts going to the mortgagee of the Building and/or Project). Landlord is not liable for any inconvenience or annoyance to any Tenant Party or injury to the business of Tenant resulting in any way from casualty damage or the repairs; provided, during the time and to the extent the Leased Premises are unfit for occupancy, Landlord shall, either furnish Tenant with comparable office space at prevailing market rates or a fair diminution of Rent, in accordance with the mutual agreement of Landlord and Tenant at the time.

      (c) If the damages are caused by the negligence or willful misconduct of any Tenant Party, Rent does not abate and Tenant shall pay to Landlord on demand as additional Rent any damages in excess of the amount paid by insurance proceeds received by Landlord.

22.   CONDEMNATION.

      (a) If all or substantially all of the Project or the Building is taken for any public or quasi-public use under any governmental law, ordinance, or regulation or by right of eminent domain or is sold to the condemning authority in lieu of condemnation, then this Lease terminates as of the date which is 7 days prior to the date when physical possession of the portion of the Building or Project is taken by the condemning authority. If less than all or substantially all of the Project or the Building is taken or sold, Landlord (whether or not the Leased Premises are affected) may terminate this Lease by giving notice to Tenant within 90 days after the right of election accrues, in which event this Lease terminates as of the date which is 7 days prior to the date when physical possession of the portion of the Building and Project is taken by the condemning authority.

      (b) If this Lease is not terminated upon any taking or sale of less than all or substantially all of the Project:

            (1) the Rent reduces by an amount representing that part of the Rent properly allocable to the portion of the Leased Premises taken or sold; and

            (2) Landlord shall, at Landlord's sole expense, restore the Project to substantially its former condition to the extent reasonably deemed feasible by Landlord, but:

                  (A) Landlord's restoration obligation does not exceed the scope of the work done by Landlord in originally constructing the Project and installing Standard Improvements in the Leased Premises; and

                  (B) Landlord is not required to spend for the work an amount in excess of the amount received by Landlord as compensation or damages (over and above amounts going to the mortgagee of the property taken) for the part of the Project so taken.

                  (C) Landlord is entitled to receive all of the compensation awarded upon a taking of any part or all of the Project, including any award for the value of the unexpired Lease Term. Tenant is not entitled to and expressly waives all claim to any compensation; provided, Tenant is entitled to receive any award for damages to the Tenant Improvements not paid for by Landlord.

23.   TAXES ON TENANT'S PROPERTY.

      Tenant shall pay, and indemnify, defend, and hold Landlord harmless against, all taxes levied or assessed against personal property, furniture, fixtures, or other improvements placed by or for Tenant in the Leased Premises. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord is required to pay the taxes or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture, fixtures, or other improvements placed by or for Tenant in the Leased Premises and Landlord elects to pay the increased taxes, Tenant shall pay to Landlord on demand as additional Rent that part of the taxes for which Tenant is liable under this Paragraph. If Landlord is advised of any increase in property valuation which could give rise to a property tax increase for which Landlord is entitled to indemnification under this Paragraph 23, then Landlord shall promptly notify Tenant of such increase and Tenant shall thereafter have the right to contest such increase provided Tenant contests such increase in accordance with all applicable laws as to Tenant's personal property only and Tenant either pays the resulting tax increase before it becomes due or provides Landlord with adequate security for the payment of such tax and any penalty and interest should the contest be denied.

24.   WAIVER OF SUBROGATION.

      Each party waives all claims that arise or may arise in its favor against the other party, or anyone claiming through or under them, by way of subrogation or otherwise, during the Lease Term or any extension or renewal thereof, for all losses of, or damage to, any of its property (whether or not the loss or damage is caused by the fault or negligence of the other party or anyone for whom the other party is responsible), which loss or damage is covered by valid and collectible fire and extended coverage insurance policies, to the extent that the loss or damage is recovered under the insurance policies. These waivers are in addition to, and not in limitation of, any other waiver or release in this Lease with respect to any loss or damage to property of the parties. Since these mutual waivers preclude the assignment of any claim by way of subrogation (or otherwise) to an insurance company (or any other person), each party shall immediately give each insurance company issuing to it policies of fire and extended coverage insurance written notice of the terms of these mutual waivers, and have the insurance policies properly endorsed, if necessary, to prevent the invalidation of the insurance coverages by reason of these waivers.

25.   SURRENDER UPON TERMINATION OR EXPIRATION; HOLDOVER.

      (a) Upon the Expiration Date or any earlier termination of this Lease, Tenant shall: (1) surrender to Landlord possession of the Leased Premises in good repair and condition, reasonable wear and tear and damages or destruction by any insured casualty excepted, and (2) deliver to Landlord all keys to the Leased Premises and all parking access cards. If Tenant does not immediately surrender possession, Landlord may enter upon and take possession of the Leased Premises and expel or remove Tenant and any other person who may be occupying the Leased Premises, or any part thereof, by force if necessary, without having any civil or criminal liability therefor.

      (b) If Tenant or any of its successors in interest continues to hold any part of the Leased Premises after the termination of this Lease, the holding over is a tenancy at sufferance at a monthly rental equal to 175% of the monthly Minimum Rent payable at the time of termination, plus the payment of all other Rent payable under this Lease. While Tenant or its successor continues to hold the Leased Premises after the termination of this Lease, the tenancy is subject to all terms of this Lease; provided, all expansion rights, first refusal rights, first notice rights, first offer rights, and renewal rights automatically terminate. Landlord shall have the right to terminate such tenancy at any time at will on one (1) day notice.

      (c) No payments of money by Tenant to Landlord after the termination of this Lease reinstate, continue, or extend the Lease Term and no extension of this Lease after the termination or expiration thereof is valid unless it is reduced to writing and signed by Landlord and Tenant. Nothing in this Paragraph may be construed to give Tenant the right to hold over beyond the Expiration Date or any earlier termination of this Lease or preclude Landlord from having the right to dispossess or otherwise terminate Tenant's right of possession. Any month-to-month tenancy is terminable upon notice from Landlord.

26.   REMOVAL OF TENANT'S PROPERTY.

      (a) All furniture, movable trade fixtures, and equipment installed by or on behalf of Tenant remains the property of Tenant and must be removed by Tenant at its sole risk and expense at the termination of this Lease, but may not be removed prior to the termination of this Lease without Landlord's prior consent. Any removal of Tenant's property must be accomplished in a good and workmanlike manner so as not to damage the Leased Premises or the Project. Tenant, or Landlord at Tenant's expense, shall repair any damage to the Leased Premises or the Project caused by any removal. All furniture, movable trade fixtures, and equipment installed by Tenant not removed within 15 days after termination of the Lease are conclusively presumed to be abandoned by Tenant. Landlord may, at its option, take the possession of the property (including any special use improvements) and either (1) declare it to be the property of Landlord by notice to Tenant or (2) at the sole risk and expense of Tenant and without payment of any compensation to Tenant, remove it or any part thereof in any manner, that Landlord chooses and store, sell, or otherwise dispose of it without incurring liability to Tenant or any other person. All amounts payable to Landlord under this Paragraph plus interest at the Interest Rate from date of payment by Landlord until paid by Tenant are due on demand as additional Rent.

      (b) Upon request of Landlord, Tenant shall also remove, at its sole risk and expense, any special use improvements installed by or on behalf of Tenant in connection with the completion of the Tenant Finish Work (as defined in EXHIBIT F), any Additional Work, or otherwise. The term SPECIAL USE IMPROVEMENTS means all special improvements installed specifically for use by Tenant and includes, without limitation, telephone and data cables, computer floors and cables, cafeteria equipment, telephones and telephone equipment, supplemental air conditioning units and related equipment, equipment supplying excess electricity to the Leased Premises, and similar items. Any removal must be accomplished in a good and workmanlike manner so as not to damage the Leased Premises or the Project. Tenant, or Landlord at Tenant's expense, shall repair any damage to the Leased Premises or the Project caused by any removal.

27.   EVENTS OF DEFAULT.

      The following are events of default (EVENTS OF DEFAULT) by Tenant under this Lease:

      (a) Tenant fails to pay any Rent when due and the failure continues for a period of 5 days.

      (b) Tenant fails to comply with any of the terms of this Lease, other than the payment of Rent, and does not cure the failure within 20 days after Landlord delivers notice of the failure to Tenant or, if such failure is one which cannot be cured within such 20 day period, Tenant fails to begin curing such failure within such 20 day period and diligently pursue such cure to completion within 40 days after the expiration of such 20 day period.

      (c) Tenant or Guarantor becomes insolvent, makes a transfer in fraud of creditors, commits any act of bankruptcy, makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due.

      (d) Tenant or Guarantor files a petition under any section or chapter of the Bankruptcy Code of the United States, as amended, or under any similar law or statute of the United States or any state thereof, or Tenant or Guarantor is adjudged bankrupt or insolvent in proceedings filed against Tenant or Guarantor, or a petition or answer proposing the adjudication of Tenant or Guarantor as a bankrupt or its reorganization under any present or future federal or state bankruptcy or similar law is filed in any court and the petition or answer is not discharged or denied within 120 days after filing.

      (e) A receiver or trustee is appointed for all or substantially all of the assets of Tenant or Guarantor or of the Leased Premises or of any of Tenant's property located therein in any proceeding brought by Tenant or Guarantor, or any receiver or trustee is appointed in any proceeding brought against Tenant or Guarantor and is not discharged within 120 days after appointment or Tenant or Guarantor shall consent to or acquiesce in the appointment.

      (f) Tenant, if a natural person, dies or becomes incapacitated or, if Tenant is not a natural person, Tenant is dissolved or ceases to exist.

      (g) Tenant's leasehold estate is taken on execution or other process of law in any action against Tenant.

      (h) Tenant does not conduct its business in any substantial portion of the Leased Premises for more than 5 days.

28.   LANDLORD'S REMEDIES.

      If an Event of Default occurs, Landlord may then or any time thereafter while the Event of Default continues and without any further notice or opportunity to cure except as expressly set forth in this Paragraph pursue any one or more of the following remedies:

      (a) Terminate this Lease (without terminating Tenant's obligation to pay Rent for the balance of the Lease Term) by giving notice to Tenant, in which event Tenant shall immediately surrender the Leased Premises to Landlord. If Tenant fails to surrender the Leased Premises, Landlord may, without prejudice to any other remedy it has for possession or arrearages in Rent, take possession of the Leased Premises and expel or remove Tenant and any other person occupying the Leased Premises, or any part thereof, without being liable for prosecution or any claim of damages. Tenant shall pay to Landlord on demand as additional Rent the amount of all loss and damage Landlord suffers by reason of the termination, whether through inability to relet the Leased Premises on satisfactory terms or otherwise. Except to the extent required by law, Landlord has no duty to re-let the Leased Premises. Landlord's damages specifically include, but are not limited to: (1) all reasonable expenses necessary to re-let the Leased Premises including the cost of renovating, repairing, and altering the Leased Premises for a new tenant or tenants, advertisements, and brokerage fees; and (2) any increase in insurance premiums caused by the vacancy of the Leased Premises. Nothing in this Lease limits Landlord's right to prove and obtain in bankruptcy or insolvency proceedings damages by reason of the termination of this Lease in an amount equal to the maximum allowed by any statute or rule of law in effect at the time when the damages are to be proved, whether or not the amount is greater, equal to, or less than the amount of the loss or damages referred to above.

      (b) Take possession of the Leased Premises and remove Tenant or any other person occupying the Leased Premises, or any part thereof, without having any civil or criminal liability and without terminating this Lease. Landlord may (but is under no obligation, except as may be required by law, to) re-let the Leased Premises or any part thereof for the account of Tenant, in the name of Tenant or Landlord or otherwise, without notice to Tenant for a term or terms (which may be greater or less than the period that would otherwise have constituted the balance of the Lease Term) and on conditions (which may include concessions or free rent) and for uses as Landlord in its sole discretion may determine. Landlord may collect and receive any rents payable by reason of any re-letting. Tenant shall pay Landlord on demand as additional Rent all reasonable expenses necessary to re-let the Leased Premises, which includes the cost of renovating, repairing, and altering the Leased Premises for a new tenant or tenants, advertisements, and brokerage fees, as well as any deficiency that may arise by reason of the reletting. Landlord is not liable for any failure to re-let the Leased Premises or any part thereof or for any failure to collect any Rent due upon any re-letting. No taking of possession of the Leased Premises by Landlord is an election on Landlord's part to terminate this Lease unless a notice of termination is given to Tenant under subparagraphs (a) or (e).

      (c) Enter upon the Leased Premises without having any civil or criminal liability and do whatever Tenant is obligated to do under the terms of this Lease. Tenant shall reimburse Landlord on demand as additional Rent for any expenses Landlord incurs in performing Tenant's obligations under this Lease, together with interest at the rate of 18% per annum from the date incurred until repaid by Tenant. Landlord is not liable for any damages resulting to Tenant from Landlord's actions or omissions in performing Tenant's obligations, whether caused by the negligence of Landlord or otherwise.

      (d) Interrupt or cause the interruption of any utility service serving the Leased Premises, deactivate Tenant's parking access cards, suspend elevator service to the Leased Premises, remove, alter, or change any door, window, attic hatchway cover to the Leased Premises, or any lock, latch, hinge, hinge pin, doorknob, or other mechanism connected to any door, window, or attic hatchway cover to the Leased Premises, and intentionally prevent Tenant from entering the Leased Premises without resort to judicial process. Landlord is under no obligation to restore any door, window, or attic hatchway cover or any lock, latch, hinge, hinge pin, doorknob, or other mechanism attached thereto or to deliver or make available to Tenant any key to any door, window, or attic hatchway cover until Tenant fully cures all Events of Default then existing under this Lease.

      (e) Terminate this Lease and forthwith repossess the Leased Premises and remove all persons or property therefrom, and be entitled to recover forthwith as damages a sum of money equal to the total of (i) the cost of recovering the Leased Premises (including, without limitation, attorneys' fees and costs of suit), (ii) the cost as reasonably estimated by Landlord of any alterations of, or repairs to, the Leased Premises which are necessary or proper to prepare the same for reletting, (iii) the unpaid Rent owed at the time of termination, plus interest thereon from due date at the rate of 18% per annum, (iv) the present value of the balance of the Rent for the remainder of the Term less the present value of the fair market rental value (and in computing the fair market rental value the factors taken into account shall include without limitation the market rental concessions and the time necessary to relet the Leased Premises) of the Leased Premises for said period (in each case using a discount rate of 8% per annum), and (v) any other sum of money and damages owed by Tenant to Landlord.

      (f) If Tenant violates Section 27 (h), then Landlord, as its sole and exclusive remedy, shall have the right, but not the obligation, at Landlord's sole option, to terminate this Lease by delivering to Tenant 30 days' prior written notice of the effective date of such termination.

      No repossession of or reentering all or any part of the Leased Premises, and no re-letting of the Leased Premises or any part thereof, relieves Tenant or Guarantor of any liabilities or obligations under this Lease, all of which survive repossession or re-entering by Landlord. If Landlord repossesses or re-enters all or any part of the Leased Premises after an Event of Default, Tenant shall pay to Landlord the Rent required to be paid by Tenant. No right or remedy of Landlord under this Lease is intended to be exclusive of any other right or remedy. Each right and remedy of Landlord is cumulative and all other rights or remedies under this Lease or now or hereafter existing at law, in equity or by statute. In addition to other remedies provided in this Lease, Landlord is entitled, to the extent permitted by applicable law, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the terms of this Lease, or to a decree compelling specific performance of the terms of this Lease. Notwithstanding anything in this Lease to the contrary, if Landlord is deemed to have a duty to mitigate its damages arising from a default by Tenant under this Lease, then Landlord's duty to mitigate shall be limited to using reasonable and good faith efforts to relet the Leased Premises, which duty to relet the Leased Premises shall not (i) require Landlord to give priority to the Leased Premises over other premises owned or managed by Landlord or its affiliates, (ii) require Landlord to relet for less than market rent, or (iii) require Landlord to relet to a tenant (or for a use) which is not in keeping with the first-class character of the Project.

29.   NO IMPLIED WAIVER.

      The failure of Landlord or Tenant to insist at any time upon the strict performance of any of the terms of this Lease or to exercise any option, right, power, or remedy contained in this Lease is not a waiver of the right or remedy for the future. The waiver of any breach of this Lease or violation of the Rules and Regulations attached to this Lease does not prevent a subsequent act, which would have originally constituted a breach or violation, from having all the force and effect of an original breach or violation. No express waiver affects any terms other than the ones specified in the waiver and those only for the time and in the manner specifically stated. Acceptance by Landlord of any Rent after the breach of any of the terms of this Lease or violation of any Rule or Regulation is not a waiver of the breach or violation or the right to collect applicable late charges and interest, and no waiver by Landlord of any of the terms of this Lease is effective unless expressed in writing and signed by Landlord.

30.   WAIVER BY TENANT.

      Tenant waives and surrenders for itself and all persons or entities claiming by, through, and under it, including creditors of all kinds: (A) any right and privilege which it or any of them has under any present or future constitution, statute, or rule of law to redeem the Leased Premises or to have a continuance of this Lease for the Lease Term after termination of Tenant's right of occupancy by order or judgment of any court or by any legal process or writ, or under the terms of this Lease;
      (B) the benefits of any present or future constitution, statute, or rule of law that exempts property from liability for debt or for distress for Rent; (C) any provision of law relating to notice or delay in levy of execution in case of eviction of a tenant for nonpayment of Rent; (D) any rights, privileges, and liens set out under Sections 91.004 and 93.003 of the Texas Property Code (as amended), and Tenant exempts Landlord from any liability or duty thereunder; and (E) any rights of Tenant to contest reappraisals of the Project (but not ad valorem taxes on Tenant's personal property in the Leased Premises) under Sections 41.143 and 42.015 of the Texas Tax Code (as amended).

31.   ATTORNEYS' FEES AND LEGAL EXPENSES.

      If either party files litigation concerning the interpretation or enforcement of this Lease, the prevailing party is entitled to recover from the losing party the prevailing party's reasonable attorneys' fees, court costs, and expenses, whether at the trial or appellate level.

32.   SUBORDINATION.

      (a) This Lease and all rights of Tenant under this Lease are subject and subordinate to:

            (1) any mortgage or deed of trust secured by a first lien against the Project;

            (2) all increases, renewals, modifications, consolidations, replacements, and extensions of any first lien mortgage or deed of trust;

            (3) all ground, primary, or master leases now or hereafter affecting the Building, the Project, or any portion thereof; and

            (4) all leases, restrictions, easements, and encumbrances recorded in the Real Property Records of Dallas County, Texas, to the extent they validly affect the Project.

            Tenant shall, upon demand at any time or times, execute, acknowledge, and deliver to Landlord, or to Landlord's first mortgagee or any lessor, any instruments that may be necessary or proper to more effectively effect or evidence this subordination to any first mortgage, first deed of trust, or ground, primary, or master lease.

      (b) If any first mortgage or first deed of trust against the Project is foreclosed, or if any ground, primary, or master lease is terminated, Tenant shall, upon request by the purchaser at the foreclosure sale or the lessor under any ground, primary or master lease:

            (1) attorn to the purchaser or lessor and recognize the purchaser or lessor as "Landlord" under this Lease; and

            (2) execute, acknowledge, and deliver to the purchaser or lessor an instrument in appropriate form acknowledging the attornment.

      (c) Tenant waives the provisions of any statute or rule of law, now or hereafter in effect, that may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of Tenant under this Lease if any foreclosure sale or ground, primary, or master lease termination occurs. This Lease is not affected in any way whatsoever by any foreclosure sale or ground, primary or master lease termination unless the holder(s) of the indebtedness or other obligations secured by the mortgages or deeds of trust declare otherwise.

      (d) Notwithstanding the foregoing, any such first mortgagee or holder of a first deed of trust or lessor under a ground, primary, or master lease shall have the right, unilaterally, at any time to fully or partially subordinate any such mortgage, deed of trust, or ground, primary or master lease or other security instruments to this Lease on such terms and subject to such conditions as such first mortgagee or ground, primary, or master lessor may consider appropriate in its sole discretion. Upon request, Tenant shall execute an instrument confirming any such full or partial subordination.

      (e) Notwithstanding the foregoing, Tenant shall have the right to approve any subordination and non-disturbance agreements required of Tenant, provided that Tenant hereby approves any subordination and non-disturbance agreement that is not materially different from the Subordination, Non-Disturbance and Attornment Agreement entered into by Tenant and Landlord's First Mortgagee in connection with the execution and delivery of this Lease.

33.   QUIET ENJOYMENT.

      If Tenant pays the Rent when due and timely performs all other obligations of Tenant under this Lease, then Tenant may peaceably and quietly enjoy the Leased Premises during the Lease Term without any disturbance from Landlord or from any other person claiming by, through, or under Landlord, but not otherwise, subject to the terms of this Lease and of the deeds of trust, mortgages, ground, primary, or master leases, pedestrian tunnel agreements, skybridge agreements, parking garage operating agreements, ordinances, leases, utility easements, and agreements affecting the Project.

34.   NOTICE OF LANDLORD'S DEFAULT.

      If any act or omission by Landlord occurs that would give Tenant the right to damages from Landlord or the right to terminate this Lease due to constructive or actual eviction from all or part of the Leased Premises or otherwise, Tenant may not sue for damages or exercise any right to terminate until (A) it gives notice of the act or omission to Landlord and Landlord's first mortgagee, or ground, primary, or master lessor, if any, and (B) a reasonable period of time for remedying the act or omission elapses following the giving of the notice, during which time Landlord, its agents, employees, first mortgagee or ground, primary, or master lessor, are entitled to enter the Leased Premises and cure the act or omission. During the period after the giving of the notice and during the curing of the act or omission, the Rent payable by Tenant abates only to the extent that any part of the Leased Premises is untenantable. For purposes of this Paragraph, Landlord's first mortgagee's name and address for notice purposes are: Pacific-St. Paul Partners, L.P., c/o Dang Phan, Donaldson, Lufkin & Jenrette, 277 Park Avenue, 19th Floor, New York, NY 10172.

35.   RULES AND REGULATIONS.

      All Tenant Parties must comply with the Rules and Regulations (as changed from time to time as hereinafter provided) attached as EXHIBIT C. Landlord may at any time make reasonable changes to the Rules and Regulations or promulgate other Rules and Regulations as Landlord deems advisable for the safety, care, cleanliness, or orderliness of the Project. No changes are effective until a copy of the changes is delivered to Tenant. Tenant is responsible for the compliance with the Rules and Regulations by all Tenant Parties. Landlord shall use reasonable efforts to enforce compliance by all other tenants with the Rules and Regulations from time to time in effect, but Landlord is not responsible to Tenant for failure of any person to comply with the Rules and Regulations.

36.   ESTOPPEL CERTIFICATE.

      Tenant shall, from time to time on not less than 10 days' prior notice by Landlord, execute, acknowledge, and deliver to Landlord an Estoppel Certificate in substantially the form attached as EXHIBIT E.

37.   NOTICES.

      All notices, requests, approvals, and other communications required or permitted to be delivered under this Lease must be in writing and are effective:

      (a) on the business day sent if sent by telecopier prior to 5:00 p.m., Dallas, Texas time, and the sending telecopier generates a written confirmation of sending;

      (b) the next business day after delivery on a business day to a nationally-recognized- overnight-courier service for prepaid overnight delivery;

      (c) if orderly delivery of the mail is not then disrupted or threatened, in which event some method of delivery other than the mail must be used, 3 days after being deposited in the United States mail, certified, return receipt requested, postage prepaid; or

      (d) upon receipt if delivered personally or by any method other than by telecopier (with written confirmations nationally-recognized-overnight-courier service, or mail;

      in each instance addressed to Landlord or Tenant, as the case may be, at the address specified in Paragraph 1 of this Lease, or to any other address either party may designate by 10 days' prior notice to the other party.

      With respect to any default notice to Landlord, a copy of the notice must be sent on the same date as sent to Landlord to:

                        Baker & Botts, L.L.P.
                        800 Trammell Crow Center
                        2001 Ross Avenue
                        Dallas, Texas 75201
                        Attention: Jonathan W. Dunlay
                        Telecopier No.: (214) 953-6503

38.   HAZARDOUS MATERIALS.

      (a)   Tenant may not:

            (1) cause or permit the escape, disposal, or release in the Leased Premises or the Project of any biologically active, chemically active, or hazardous substances or materials (collectively, HAZARDOUS SUBSTANCES); or

            (2) bring, or permit any other Tenant Party to bring, any hazardous substances into the Leased Premises or the Project.

            The term HAZARDOUS SUBSTANCES includes, but is not limited to, those described in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 et seq., the Texas Water Code, the Texas Solid Waste Disposal Act, and other applicable state or local environmental laws and the regulations adopted under those acts.

      (b) If any lender or governmental agency requires testing to ascertain whether or not a release of hazardous substances has occurred in or on the Leased Premises or the Project based on probable cause that a release occurred and was caused by any Tenant Party, then Tenant shall reimburse the reasonable costs of the testing to Landlord on demand as additional Rent.

      (c) Tenant shall execute affidavits, representations, and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances in the Leased Premises and the Project.

      (d) Tenant shall indemnify Landlord in the manner elsewhere provided in this Lease from any release of hazardous substances in or on the Leased Premises or the Project caused or permitted by any Tenant Party.

      (e) Landlord shall not cause or permit the escape, disposal or release in the Leased Premises or the Project of any hazardous substances in violation of law or bring any hazardous substances into the Leased Premises or the Project in violation of laws.

      (f) These covenants survive the expiration or earlier termination of this Lease.

39.   BUSINESS PURPOSE.

      Tenant represents that this Lease is executed by Tenant, and all obligations of Tenant arising out of this Lease are, primarily for business or commercial purposes and not for personal, family, or household purposes.

40.   SEVERABILITY.

      Each of the terms of this Lease is, and must be construed to be, separate and independent. If any of the terms of this Lease or its application to any person or circumstances is to any extent invalid and unenforceable, the remainder of this Lease, or the application of that term to persons or circumstances other than those as to which it is invalid or unenforceable, are not affected thereby.

41.   NO MERGER.

      The fact that the same person may acquire or hold, directly or indirectly, this Lease or the leasehold estate hereby created or any interest in this Lease or in the leasehold estate as well as the fee estate in the Leased Premises or any interest in the fee estate does not cause a merger of this Lease or of the leasehold estate hereby created with the fee estate in the Leased Premises.

42.   FORCE MAJEURE.

      When this Lease prescribes a period of time for action to be taken by Landlord or Tenant, Landlord or Tenant is not liable or responsible for, and there is excluded from the computation for the period of time, any delays due to strikes, acts of God, shortages of labor or materials, war, governmental laws, regulations, restrictions, or any other cause of any kind that is beyond the control of Landlord or Tenant, provided that the foregoing shall not apply to Tenant's obligation to pay amounts payable under this Lease, which amounts shall be paid on the dates and within the time periods provided in this Lease without extension or delay, except as provided in Section 8(c).

43.   BROKERAGE; MUTUAL INDEMNITIES.

      (a) Tenant warrants that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Lease other than Tenant's Broker and Landlord's Broker (collectively, BROKERS). Tenant shall indemnify, defend, and hold Landlord harmless against all costs, expenses, attorneys' fees, or other liability for commissions or other compensation or charges claimed by any broker or agent other than Brokers claiming by, through, or under Tenant with respect to this Lease or any renewal or extension or with respect to any expansion of the Leased Premises.

      (b) Landlord warrants that it has had no dealings with any broker or agent in connection with the negotiations or execution of this Lease other than Brokers. Landlord shall indemnify, defend, and hold Tenant harmless against all costs, expenses, attorneys' fees, or other liability for commissions or other compensation or charges claimed by any broker or agent, including Brokers, claiming by, through or under Landlord with respect to this Lease or any renewal or extension or with respect to any expansion of the Leased Premises.

      (c) Any brokerage commissions payable to Brokers are payable by Landlord pursuant to the terms of separate agreements between Landlord and Brokers.

44.   GENDER.

      Words of any gender used in this Lease include any other gender and words in the singular number include the plural, unless the context otherwise requires.

45.   JOINT AND SEVERAL LIABILITY.

      If there is more than one Tenant, the obligations imposed upon Tenant under this Lease are joint and several. If Tenant is a general or limited partnership, each general partner of Tenant is jointly and severally liable for the obligations imposed upon Tenant under this Lease.

46.   No REPRESENTATIONS.

      LANDLORD OR LANDLORD'S AGENTS MADE NO REPRESENTATIONS OR PROMISES WITH RESPECT TO THE LEASED PREMISES OR THE PROJECT EXCEPT AS EXPRESSLY SET FORTH IN THIS LEASE. NO RIGHTS, EASEMENTS, OR LICENSES ARE ACQUIRED BY TENANT BY IMPLICATION OR OTHERWISE EXCEPT AS EXPRESSLY SET FORTH IN THIS LEASE.

47.   ENTIRE AGREEMENT; AMENDMENTS.

      This Lease is the entire agreement between the parties. All negotiations, considerations, representations, and understandings between Landlord and Tenant are incorporated in this Lease. No act or omission of any employee or agent of Landlord or of Landlord's Broker may alter, change, or modify any of the terms of this Lease. No amendment or modification of this Lease is binding unless expressed in a written instrument executed by Landlord and Tenant.

48.   PARAGRAPH HEADINGS.

      The paragraph headings in this Lease are for convenience only and in no way enlarge or limit the scope or meaning of the paragraphs in this Lease.

49.   BINDING EFFECT.

      All terms of this Lease are binding upon the respective heirs, personal representatives, successors, and, to the extent assignment is permitted, assigns of Landlord and Tenant.

50.   EXHIBITS.

      The following exhibits are attached to and made a part of this Lease:

            EXHIBIT A [Leased Premises],

            EXHIBIT B [Land],

            EXHIBIT C, [Project Rules and Regulations],

            EXHIBIT D [Contractor Insurance Requirements],

            EXHIBIT E [Estoppel Certificate),

            EXHIBIT F [Tenant Finish Construction,] and

            EXHIBIT G [Janitorial Specifications]

51.   COUNTERPARTS.

      This Lease may be executed in two or more counterparts, each of which is deemed an original and all of which together constitute one and the same instrument.

52.   RENTAL TAX.

      Tenant shall pay as additional Rent all licenses, charges, and other fees of every kind and nature as and when they become due arising out of or in connection with Tenant's use and occupancy of the Leased Premises and the Project (including the parking garages), including but not limited to license fees, business license taxes, and privilege, sales, excise, or other taxes (other than income) imposed upon Rent or upon services provided by Landlord or upon Landlord in an amount measured by Rent received by Landlord.

53.   PARKING.

      (a) During the Lease Term, Landlord shall provide, twenty-seven (27) unreserved parking spaces in the Off-Site Garage and four (4) spaces in the On-Site Garage, which four (4) spaces shall, at Tenant's option, be either reserved or unreserved spaces, and, subsequent to availability, on a month-to-month basis, up to sixty (60) additional unreserved spaces in the Off-Site Garage ("Temporary Spaces"), specified by Landlord and issue to Tenant one parking access card for each parking space. As rental for the parking spaces, Tenant shall pay (i) $75.00 per month (plus any applicable sales tax) for the first twenty-four (24) months of the Lease Term, $90.00 per month (plus any applicable sales tax) for months twenty-five (25) through sixty (60) of the Lease Term, and the parking charge (plus any applicable sales tax) then imposed by Landlord thereafter for the unreserved parking spaces in the Off-Site Garage, (ii) $125.00 per month (plus any applicable sales tax) for the first twenty-four
            (24) months of the Lease term, $135.00 per month (plus any applicable sales tax) for months twenty-five (25) through sixty (60) of the Lease Term, and the parking charge (plus any applicable sales tax) then imposed by Landlord thereafter for the unreserved parking spaces in the On-Site Garage, and (iii) $225.00 per month (plus any applicable sales tax) for the first twenty-four (24) months of the Lease Term, $235.00 per month (plus any applicable sales tax) for months twenty-five (25) through sixty (60) of the Lease Term, and the parking charge (plus any applicable sales tax) then imposed by Landlord thereafter for the reserved parking spaces in the On-Site Garage. Prior to issuance of the parking access cards, Tenant must deliver to Landlord a list of the automobile license numbers of Tenant's employees who will be using the cards, together with Landlord's then current per card deposit. This deposit is forfeited to Landlord if any card is lost or damaged or not returned to

            Landlord on request and a new deposit must be delivered to Landlord before a replacement card is issued to Tenant.

      (b) Except to the extent Tenant has exercised its option to lease reserved parking spaces as provided in Subparagraph (a) above, Tenant is not assigned designated parking spaces, but is permitted to use whatever unreserved stalls are available, on a first- come, first-served basis in areas of the parking garage designated from time to time by Landlord. If for any reason Landlord fails or is unable to provide parking spaces to Tenant or parking spaces in the parking garage are not available for use by Tenant Parties, this failure or inability is not a default by Landlord under this Lease; provided, however, that Landlord shall not intentionally transfer the parking garages in a manner designed to terminate Tenant's parking rights. If parking spaces are not available to Tenant due to intentional acts of Landlord for more than 10 consecutive days, Landlord shall use reasonable efforts to make available to Tenant sufficient substitute unassigned parking spaces (in the amount of those spaces not available to Tenant) within a one-half (1/2) mile radius until such parking spaces are again available to Tenant.

      (c) All Tenant Parties must comply with all traffic, security, safety, and other rules and regulations promulgated from time to time by the operator of the garage.

      (d) During any renewal or extension of the Lease Term or during any holdover after the termination of this Lease, Landlord reserves the right to charge Tenant the parking charge (plus any applicable sales tax) then imposed by Landlord for parking at the Project.

      (e) Upon thirty (30) days prior written notice, Landlord has the right to terminate any of the Temporary Spaces at any time and from time to time, including without limitation, at times necessary or required for purposes of granting to new tenants of the Building rights to park in the Off-Site Garage.

54.   TENANT'S SERVICE PROVIDERS.

      Tenant shall cause all moving companies and other entities providing services to Tenant to deliver evidence satisfactory to Landlord that the insurance specified in EXHIBIT D is in force prior to entering the Project.

55.   SECURITY DISCLAIMER.

      ANY SECURITY MEASURES PROVIDED BY LANDLORD MAY NOT BE TREATED BY TENANT AS A GUARANTEE AGAINST CRIME. LANDLORD DOES NOT MAKE, AND TENANT WAIVES, ANY GUARANTY OR WARRANTY, EXPRESSED OR IMPLIED, WITH RESPECT TO SECURITY AT THE PROJECT OR IN THE BUILDING,

      OR THAT ANY SECURITY MEASURES WILL PREVENT OCCURRENCES OR CONSEQUENCES OF CRIMINAL ACTIVITY. ANY MECHANICAL SECURITY DEVICES CAN BE RENDERED INOPERATIVE AT ANY TIME. LANDLORD IS NOT RESPONSIBLE FOR A TEMPORARY FAILURE OF SUCH DEVICES. IF SUCH DEVICES ARE IN NEED OF REPAIR, TENANT WAIVES ALL WARRANTIES, EXPRESSED OR IMPLIED, WITH RESPECT TO LANDLORD'S REPAIR OF SUCH DEVICES. LANDLORD'S INSTALLATION OR USE OF ANY SECURITY MEASURE DOES NOT CONSTITUTE A VOLUNTARY UNDERTAKING OR AGREEMENT BY LANDLORD TO PROVIDE SECURITY TO ANY TENANT PARTY. LANDLORD MAY MODIFY, REDUCE OR ELIMINATE THE USE OF ANY SECURITY MEASURE AT ANY TIME WITHOUT NOTICE TO TENANT. NEITHER LANDLORD NOR ITS AGENTS, EMPLOYEES OR REPRESENTATIVES ARE LIABLE IN ANY WAY FOR ANY DISRUPTION IN THE OPERATION OR PERFORMANCE OF ANY SECURITY MEASURE. LANDLORD DOES NOT MAKE, AND TENANT WAIVES, ANY GUARANTY OR WARRANTY THAT THE PRESENCE OF ANY SECURITY MEASURE AT THE PROJECT OR IN THE BUILDING IN ANY WAY INCREASES THE PERSONAL SECURITY OF ANY TENANT PARTY OR ITS PROPERTY. LANDLORD IS NOT LIABLE TO ANY TENANT PARTY FOR ANY INJURY, DAMAGE OR LOSS WHATSOEVER WHICH IS CAUSED
      (A) AS A RESULT OF ANY PROBLEM, DEFECT, MALFUNCTION OR THE FAILURE OF THE PERFORMANCE OF ANY SECURITY MEASURE OR (B) BY ANY PERSON ENGAGING IN CRIMINAL ACTIVITY.

56.   INTENTIONALLY DELETED

57.   RELOCATION OF THE LEASED PREMISES.

      (a) At any time during the Lease Term or any renewal or extension thereof, Landlord may relocate the Leased Premises within the Building by giving Tenant at least 30 days' prior notice, subject to the following:

            (1) the premises being substituted for the Leased Premises (the SUBSTITUTE SPACE) may not be lower in the Building than Floor 14, must be in the same elevator bank as the Leased Premises, and must contain approximately the same number of Rentable Square Feet as the original Leased Premises; and

            (2) Landlord shall reimburse Tenant for Tenant's actual out-of-pocket expenses for moving Tenant's furniture, equipment, supplies, telephones, and telephone equipment from the original Leased Premises to the Substitute Space within 30 days after receipt of a certified, itemized statement of those costs, together with paid invoices therefor.

      (b) Tenant may, at its option, elect either to accept possession of the Substitute Space in its "AS IS" condition on the effective date of the relocation or to require Landlord to remodel the Substitute Space in the same manner as the original Leased Premises were remodeled under the terms of EXHIBIT F. Tenant may exercise this option by giving notice to Landlord within 10 days after the date of the relocation notice from Landlord. If Landlord does not receive notice of Tenant's exercise of this option within the 10-day period, Tenant is deemed to elect to require remodeling in accordance with EXHIBIT F.

      (c) The Substitute Space is substituted for the original Leased Premises and becomes the Leased Premises on the Relocation Effective Date (defined below) on the same terms as under this Lease, except that if the Substitute Space contains more Rentable Square Feet than the original Leased Premises, the Minimum Rent, Tenant's Electricity Percentage, and Tenant's Excess Operating Costs Percentage increase proportionately; provided, the Minimum Rent increase is limited to a maximum increase of 5% even if the Substitute Space is more than 5% larger than the original Leased Premises.

      (d)   The RELOCATION EFFECTIVE DATE is:

            (1) the date specified in Landlord's relocation notice (which date may not be less than 90 days after the date, of the notice) if Tenant elects to take the Substitute Space as-is; or

            (2) the date, Landlord substantially completes the remodeling of the Substitute Space, subject to the Tenant delay provisions of EXHIBIT F, if Tenant exercises or is deemed to exercise its option to cause Landlord to remodel the Substitute Space.

      (e) Tenant shall move from the original Leased Premises into the Substitute Space and surrender possession of the original Leased Premises to Landlord no later than the Relocation Effective Date. If Tenant continues to occupy the original Leased Premises after the Relocation Effective Date, then, Tenant shall:

            (1) pay Rent for both the original Leased Premises and the Substitute Space until Tenant surrenders the original Leased Premises to Landlord; and

            (2) pay to Landlord on demand as additional Rent any damages that Landlord incurs as a result of Tenant's failure to timely surrender the original Leased Premises, including, but not limited, to attorneys' fees and court costs incurred by Landlord in enforcing Landlord's rights under this Paragraph, together with interest at the Interest Rate from the date of demand until repaid by Tenant.

58.   LIMITATION OF ACTIONS.

      Any claim, demand, right, or defense of Tenant arising out of this Lease is barred unless Tenant commences an action or asserts an affirmative defense within 2 years after the date of the event giving rise to Tenant's claim, demand, right, or defense. Tenant represents and warrants to Landlord that Tenant has consulted with legal counsel regarding the effect of this Paragraph.

59.   EXECUTION AND APPROVAL OF LEASE.

      Employees and agents of Landlord and of Landlord's Broker have no authority to make or agree to make a lease or any other agreement or undertaking in connection herewith. The submission of this Lease for examination and negotiation is not an offer to lease, agreement to reserve, or option to lease the Leased Premises. This Lease is effective and binding on Landlord only upon the execution and delivery of this Lease by Landlord and Tenant. If Landlord's first mortgagee requires any modifications of the terms of this Lease as a condition to approving this Lease, other than a modification of the Minimum Rent, Tenant shall execute and deliver any required modifications within 10 days after receipt of Landlord's demand.

60.   RIGHT OF FIRST NOTICE.

      (a) If during the Lease Term space on floor 15 of the Building (the FIRST NOTICE SPACE) is available for lease and Landlord receives an expression of interest in the First Notice Space from a prospective tenant, Landlord shall deliver a notice to Tenant offering to lease the First Notice Space to Tenant. Landlord's notice must specify the First Notice Rate (defined below). The term AVAILABLE FOR LEASE means that the First Notice Space is not then subject to any existing rights of third parties, including, without limitation, rights of first notice, expansion rights, extension rights, options to lease, or other rights.

      (b) Tenant may elect to lease the First Notice Space by delivering a notice (the RESPONSE NOTICE) to Landlord within 5 days after the date of Landlord's notice specifying that Tenant elects either (1) to lease all, but not less than all, of the applicable First Notice Space offered or (2) to decline to lease the applicable First Notice Space offered.

      (c) If (1) Landlord does not receive the Response Notice within the 5-day period or (2) in the Response Notice Tenant does not elect to lease all of the applicable First Notice Space offered, Tenant is deemed to waive its right to lease the First Notice Space and Tenant has no further rights under this Paragraph, but Tenant shall have a continuing right of first notice with respect to the First Notice Space subsequently offered on terms materially different from those contained in Landlord's notice or if

            Landlord does not enter into a binding commitment with the prospective tenant within 120 days after delivery of Landlord's notice to Tenant.

      (d) If Tenant timely delivers a Response Notice electing to lease all of the applicable First Notice Space offered, Tenant's lease of the applicable First Notice Space commences on the earlier of the date that Tenant occupies such First Notice Space or the date 60 days after Landlord's receipt of the Response Notice and is on the same terms as this Lease except that the Rent and other applicable terms for the First Notice Space adjust based on the First Notice Rate. Landlord shall prepare and deliver to Tenant an amendment to the Lease adding the First Notice Space to the Leased Premises upon the terms specified in this Paragraph, Tenant shall execute, and deliver the amendment to Landlord within 10 days after Tenant's receipt of the amendment, and Landlord will deliver to Tenant a counterpart of the amendment executed by Landlord.

      (e) Landlord is not obligated to offer the First Notice Space to Tenant, and Tenant may not exercise its option to lease the First Notice Space, if at the time Landlord would otherwise be obligated to give the Notice to Tenant, Tenant is in default under this Lease.

      (f) The term FIRST NOTICE RATE means the Market Rate, as defined in Paragraph 61, as determined by Landlord in its sole discretion, provided the Rent components of the First Notice Rate will not be less than the Rent then being paid under this Lease.

      (g) Tenant may not assign this option to lease the First Notice Space to any assignee of the Lease, nor may any sublessee or assignee exercise this option.

61.   OPTION TO EXTEND LEASE TERM.

      (a) If Tenant is not in default under this Lease at the time of the exercise of this option or at the commencement of the extended Lease Term, Tenant may extend the initial Lease Term for 2 extension terms of 5 years each commencing on the next day after the initial Expiration Date as to the first renewal term and on the next day after the expiration of the first renewal term as to the second renewal term by giving Landlord an extension notice at least 12 months, but not more than 15 months, prior to the (i) initial Expiration Date as to the first renewal option, and (ii) the expiration of the first renewal term as to the second renewal option. If Tenant timely gives a valid extension notice, the Lease Term is extended for 5 years upon the same terms as in the Lease, except that the Rent and other applicable terms adjust based on the Market Rate (defined below) and Tenant has no further option to extend the Lease Term after these option's are exercised.

      (b) Within 30 days after Landlord receives Tenant's extension notice, Landlord shall deliver a notice to Tenant specifying the Market Rate. If Tenant does not approve Landlord's designation of Market Rate, then Tenant, as its sole remedy, may revoke its exercise notice by delivering a revocation notice to Landlord within 30 days after Tenant's receipt of Landlord's notice specifying the Market Rate, but otherwise Tenant may not revoke its extension notice. If Tenant gives a revocation notice, the Lease Term ends on the initial Expiration Date as to the first renewal option or the expiration of the first renewal term as to the second renewal option and Tenant has no further rights under this Paragraph.

      (c) The term MARKET RATE means the Minimum Rent that Landlord quotes for space similar to the Leased Premises for a 5-year term commencing on the same date as the extension term, as determined by Landlord in its sole discretion; provided, the Rent components of the Market Rate will not be less than the Rent being paid under this Lease at the end of the Lease Term.

      (d) Tenant may not assign this extension option to any assignee of the Lease, nor may any sublessee or assignee exercise this extension option.

      (e) If the Lease Term is extended under this Paragraph, Landlord shall prepare, and Landlord and Tenant will execute and deliver an amendment to the Lease extending the Lease Term within 30 days after Tenant's election to renew the Lease Term.

      This Lease is executed in multiple originals as of the date first above set forth.

                                    LANDLORD:

                                    F/P/D Master Lease, Inc.,
                                    a Texas corporation

                                    By: /s/ John B. Detwiler
                                        ----------------------------------------
                                    Name: John B. Detwiler
                                    Title: Asst. Vice President

                                    TENANT:

                                    Service Asset Management Company
                                    a North Carolina corporation

                                    By: /s/ Roger J. Engemoen, Jr.
                                        ----------------------------------------
                                    Name: Roger J. Engemoen, Jr.
                                    Title: President

                                    EXHIBIT A

                         to Office Lease by and between

                   F/P/D Master Lease, Inc., as Landlord,

                                       and

                   Service Asset Management Company, as Tenant

                        FLOOR PLAN OF THE LEASED PREMISES

                                       A-l

                            [FOURTEENTH FLOOR PLAN]

                             [FIFTEENTH FLOOR PLAN]

                                    EXHIBIT B

                         to Office Lease by and between

                      F/P/D Master Lease, Inc., as Landlord

                                       and

                   Service Asset Management Company, as Tenant

                                    THE LAND

PARCEL 1 (The Project Fee Tract)

      Being all of that certain lot, tract or parcel of land, a part of which being situated in the Live Oak Office Building Addition in the City of Dallas, according to the Map thereof recorded in Volume 81122, Page 1117, of the Deed Records of Dallas County, Texas, and in Lot 1, Block A/475 (Official City Numbers) of the City of Dallas, and all of such land being situated in the J. Grigsby Survey, Abstract No. 495, in the City of Dallas, Dallas County, Texas, and being more particularly described as follows:

      BEGINNING at a point for corner being the present intersection of the Northerly right-of-way line of Elm Street (an 80-foot public right-of-way) with the Westerly right-of-way line of North St. Paul Street (a 60-foot public right-of-way);

      THENCE South 14 degrees 00' 00" East, a distance of 14.50 feet to a point for corner;

      THENCE South 76 degrees 00' 00" West, a distance of 394.56 feet to a point for corner, said point being in the Easterly right-of-way line of Ervay Street (a 50-foot public right-of-way);

      THENCE North 14 degrees 00' 00" West, along the Easterly right-of-way line of Ervay Street, a distance of 230.50 feet to a point for corner;

      THENCE North 76 degrees 00' 00" East, a distance of 394.56 feet to a point for corner, said point being in the Westerly right-of-way line of North St. Paul Street;

      THENCE South 14 degrees 00' 00" East, along the Westerly right-of-way line of North St. Paul Street, a distance of 24.00 feet to a point for corner;

      THENCE North 76 degrees 00' 00" East, a distance of 6.85 feet to a point for corner;

      THENCE South 14 degrees 00' 00" East, a distance of 192.00 feet to a point for corner;

      THENCE South 76 degrees 00' 00" West, a distance of 6.85 feet to the intersection of the Northerly right-of-way line of Elm Street with the Westerly right-of-way line of North St. Paul Street, being the POINT OF BEGINNING, and containing 92,261.38 square feet or 2.1180 acres of land.

                            Exhibit B- Page 1 of 43

SAVE AND EXCEPT the following described Tracts A through G:

TRACT A (The Easterwood Leasehold Tract plus the Open Areas Tract, the Mezzanine Tracts, and the Subway Tunnel Tract conveyed by Southern Methodist University)

      Being all of that certain lot, tract, or parcel of land situated in the Live Oak Office Building Addition in the City of Dallas, according to the Map thereof recorded in Volume 81122, Page 1117, of the Deed Records of Dallas County, Texas, and situated in the J. Grigsby Survey, Abstract No. 495, and being part of Lot 1, Block A/475 (Official City Numbers) of the City of Dallas, Dallas County, Texas, and being more particularly described as follows:

      COMMENCING at a point being the present intersection of the Northerly right-of-way line of Elm Street (an 80-foot public right-of-way) with the Westerly right-of-way line of North St. Paul Street (a 60-foot public right-of-way); thence South 76 degrees 00' 00" West, along the Northerly right-of-way line of Elm Street, a distance of 267.90 feet to the POINT OF BEGINNING;

      THENCE South 76 degrees 00' 00" West, a distance of 50.00 feet along the Northerly right-of-way line of Elm Street to a point for corner;

      THENCE North 14 degrees 00' 00" West, a distance of 47.53 feet to a point for corner;

      THENCE North 45 degrees 33' 42" East, a distance of 57.99 feet to a point for corner;

      THENCE South 14 degrees 00' 00" East, a distance of 76.91 feet to a point in the Northerly right-of-way line of Elm Street, being the POINT OF BEGINNING, and containing 3,110.90 square feet or 0.0714 acre of land.

TRACT B (The Open Areas Tract)

      Being the surface estate only in and to the tract or parcel of land more particularly described below, such "surface" being all portions of such land above the depth which is the lesser of (a) four feet (4') below the actual surface as it presently exists on the date hereof, or (b) the uppermost surfaces of the underground improvements as constructed therein by First City Center Associates, which surface estate was reserved by the City of Dallas in those certain deeds to C F Pacific, Inc. recorded in Volume 81105, Page 2790; Volume 81105, Page 2809; and Volume 81105, Page 2799, of the Deed Records of Dallas County, Texas, as such deeds have been corrected by that certain Master Corrective

                            Exhibit B- Page 2 of 43

Deed from the City of Dallas to C F Pacific, Inc., dated June 1, 1984, and recorded on June 14, 1984, in Volume 84118, Page 5300 of the Deed Records of Dallas County, Texas, and as such surface estate was conveyed by First City Center Associates to the City of Dallas by that certain Deed (the "FCCA Open Areas Deed"), dated June 1, 1984, and recorded on June 14, 1984, in Volume 84118, Page 5325 of the Deed Records of Dallas County, Texas, subject, however, to the easements in favor of 1700 Pacific Associates Limited Partnership, its successors and assigns, as the assignee of First City Center Associates pursuant to the Special Warranty Deed and Assignment of Ground Leases dated June 21, 1984 and recorded June 21, 1984 in Volume 84124, Page 402 of the Deed Records of Dallas County, Texas) granted and/or reserved in said deeds, as more specifically described hereinafter as Parcel 9 (The Open Areas Easements Tract):

      Being all of that certain lot, tract, or parcel of land, a part of which being situated in the Live Oak Office Building Addition in the City of Dallas, according to the Map thereof recorded in Volume 81122, Page 1117 of the Deed Records of Dallas County, Texas, and in Lot 1, Block A/475 (Official City Numbers) of the City of Dallas, Texas, and parts of which being situated in the rights-of-way of Pacific Avenue and Elm Street adjacent to said Lot 1, Block A/475, and all of such land being situated in the J. Grigsby Survey, Abstract No. 495, of the City of Dallas, Dallas County, Texas, and being more particularly described as follows:

      BEGINNING at a point for corner being the present intersection of the Northerly right-of-way line of Elm Street (an 80-foot public right-of-way) with the Westerly right-of-way line of North St. Paul Street (a 60-foot public right-of-way);

      THENCE South 14 degrees 00' 00" East, along the Westerly right-of-way line of North St. Paul Street, a distance of 14.50 feet to a point for corner;

      THENCE South 76 degrees 00' 00" West, a distance of 394.56 feet to a point for corner, said point being in the Easterly right-of-way line of Ervay Street (a 50-foot public right-of-way);

      THENCE North 14 degrees 00' 00" West, along the Easterly right-of-way line of Ervay Street, a distance of 230.50 feet to a point for corner;

      THENCE North 76 degrees 00' 00" East, a. distance of 394.56 feet to a point for corner, said point being in the Westerly right-of-way line of North St. Paul Street;

                            Exhibit B- Page 3 of 43

      THENCE South 14 degrees 00' 00" East, along the Westerly right-of-way line of North St. Paul Street, a distance of 16.00 feet to a point for corner, said point being the present intersection of the Westerly right-of-way line of North St. Paul Street with the Southerly right-of-way line of Pacific Avenue (an 80-foot public right-of-way);

      THENCE South 76 degrees 00' 00" West, along the Southerly right-of-way line of Pacific Avenue, a distance of 17.10 feet to a point for corner;

      THENCE South 45 degrees 47' 33" West, a distance of 43.20 feet to a point for corner;

      THENCE North 44 degrees 15' 22" West, a distance of 6.62 feet to a point for corner;

      THENCE South 45 degrees 44' 38" West, a distance of 21.80 feet to a point for corner;

      THENCE North 44 degrees 15' 22" West, a distance of 30.20 feet to a point for corner;

      THENCE South 45 degrees 44' 38" West, a distance of 66.80 feet to a point for corner;

      THENCE North 44 degrees 15' 22" West, a distance of 30.00 feet to a point for corner;

      THENCE South 45 degrees 44' 38" West, a distance of 125.80 feet to a point for corner;

      THENCE South 44 degrees 15' 22" East, a distance of 30.00 feet to a point for corner;

      THENCE South 45 degrees 44' 38" West, a distance of 67.00 feet to a point for corner;

      THENCE South 44 degrees 15' 22" East, a distance of 16.95 feet to a point for corner, said point being in the Northerly boundary line of the above-described Tract A - The Easterwood Leasehold Tract;

      THENCE South 45 degrees 33' 42" West, along the Northerly boundary line of the above-described Tract A - The .Easterwood Leasehold Tract, a distance of
11.94 feet to a point for corner, said point being the Northwest corner of the said Tract A - The Easterwood Leasehold Tract;

                             Exhibit B- Page 4 of 43

      THENCE South 14 degrees 00' 00" East, along the Westerly boundary-line of the above-described Tract A - The Easterwood Leasehold Tract, a distance of
47.53 feet to a point for corner, said point being in the Northerly right-of-way line of Elm Street;

      THENCE North 76 degrees 00' 00" East, along the Northerly right-of-way line of Elm Street, a distance of 317.90 feet to the POINT OF BEGINNING, and containing 39,913.49 square feet or 0.9163 acres of land.

TRACT C (The North St. Paul Street Sidewalk Tract)

      Being the surface estate only in and to the tract or parcel of land more particularly described below, such "surface" being all portions of such land above the depth which is the lesser of (a) four feet (4') below the actual surface as it presently exists, on the date hereof, or (b) the uppermost surfaces of the underground improvements as constructed therein by First City Center Associates, which surface estate was reserved by the City of Dallas in that certain deed to C F Pacific, Inc., recorded in Volume 81105, Page 2799, of the Deed Records of Dallas County, Texas, as such deed has been corrected by that certain Master Corrective Deed from the City of Dallas to C F Pacific, Inc., dated June 1, 1984, and recorded on June 14, 1984, in Volume 84118, Page 5300 of the Deed Records of Dallas County, Texas, and as such surface estate was conveyed by First City Center Associates to the City of Dallas by that certain Deed (the "FCCA Open Areas Deed"), dated June 1, 1984, and recorded on June 14, 1984, in Volume 84118, Page 5325 of the Deed Records of Dallas County, Texas, subject, however, to the easements in favor of 1700 Pacific Associates Limited Partnership, its successors and assigns, as the assignee of First City Center Associates pursuant to the Special Warranty Deed and Assignment of Ground Leases dated June 21, 1984 and recorded June 21, 1984 in Volume 84124, Page 402 of the Deed Records of Dallas County, Texas) granted and/or reserved in said deeds, as more specifically described hereinafter as Parcel 9 (The Open Areas Easements Tract):

      Being all of that certain lot, tract, or parcel of land, being situated in the J. Grigsby Survey, Abstract No. 495, Dallas County, Texas, and being a part of North St. Paul Street (a 60-foot public right-of-way) adjacent to Lot 1, Block A/475 (Official City Numbers) of the City of Dallas, Dallas County, Texas, and being more particularly described as follows:

      BEGINNING at a point for corner being the present intersection of the Northerly right-of-way line of Elm Street (an 80-foot public right-of-way) with the Westerly right-of-way line of North St. Paul Street (a 60-foot public right-of-way) ;

                            Exhibit B- Page 5 of 43

      THENCE North 14 degrees 00' 00" West, along the Westerly right-of-way line of North St. Paul Street, a distance of 192.00 feet to a point for corner;

      THENCE North 76 degrees 00' 00" East, a distance of 6.85 feet to a point for corner;

      THENCE South 14 degrees 00' 00" East, along a line which is 6.85 feet perpendicularly distant Northeast from, and parallel to, the Westerly right-of-way line of said North St. Paul Street, a distance of 192.00 feet to a point for corner, said point being in the Northerly right-of-way line of Elm Street;

      THENCE South 76 degrees 00' 00" West, along the Northerly right-of-way line of Elm Street, a distance of 6.85 feet to the POINT OF BEGINNING, and containing 1,315.2 square feet or 0.0302 acre of land.

TRACT D (The Mezzanine Tract - Concourse Level)

      Being a subsurface estate only, bounded on the bottom at 443.0 feet above mean sea level ("M.S.L.") and bounded at the top at 453.0 feet above M.S.L., in and to the following described tract or parcel of land, but excluding from such subsurface estate all existing structural columns, primary support beams, foundations, bearing walls, and other structural improvements constructed therein by First City Center Associates, and the land, areas, and spaces in which such structural improvements are located, which subsurface estate was granted from First City Center Associates to the City of Dallas by that certain Deed (the "FCCA Mezzanine Deed"), dated June 1, 1984, recorded on June 14, 1984, in Volume 84118, Page 5334 of the Deed Records of Dallas County, Texas, and is subject to the restrictions upon the City of Dallas and the reservations, easements, and interim rights in favor of 1700 Pacific Associates Limited Partnership, its successors and assigns, as the assignee of First City Center Associates pursuant to the Special Warranty Deed and Assignment of Ground Leases dated June 21, 1984 and recorded June 21, 1984 in Volume 84124, Page 402 of the Deed Records of Dallas County, Texas) to use such subsurface estate, all as set forth in said FCCA Mezzanine Deed, as more specifically described hereinafter as Parcel 10 (The Mezzanine Easements Tract):

      Being part of the Live Oak Office Building Addition, an addition to the City of Dallas, Dallas County, Texas, as shown on the Map thereof recorded in Volume 81122, Page 1117 of the Deed Records of Dallas County, Texas, and situated in Lot 1, Block A/475 (Official City Numbers) of the City of Dallas, Dallas County, Texas, and being more particularly described as follows:

                            Exhibit B- Page 6 of 43

      COMMENCING at a point being the present intersection of the Northerly right-of-way line of Elm Street (an 80-foot public right-of-way) with the Westerly right-of-way line of North St. Paul Street (a 60-foot public right-of-way); thence South 76 degrees 00' 00" West, along the Northerly right-of-way line of said Elm Street, a distance of 276.23 feet to a point for corner; and thence North 44 degrees 15' 22" West, a distance of 62.09 feet to the POINT OF BEGINNING;

      THENCE North 44 degrees 15' 22" West, a distance of 16.96 feet to a point for corner;

      THENCE North 45 degrees 44' 38" East, a distance of 50.67 feet to a point for corner;

      THENCE South 14 degrees 00' 00" East, a distance of 19.48 feet to a point for corner, said point being on the Northerly boundary line of the above-described Tract A - The Easterwood Leasehold Tract;

      THENCE South 45 degrees 33' 42" West, along the Northerly boundary line of the said Tract A - The Easterwood Leasehold Tract, a distance of 40.85 feet to the POINT OF BEGINNING, and containing 772.82 square feet or 0.0177 acre of land.

TRACT E (The Mezzanine Tract - Garage Level 1)

      Being a subsurface estate only, bounded on the bottom at 433.0 feet above M.S.L. and bounded at the top at 443.0 feet above M.S.L., in and to the following described tract or parcel of land, but excluding from such subsurface estate all existing structural columns, primary support beams, foundations, bearing walls, and other structural improvements constructed therein by First City Center Associates, and the land, areas, and spaces in which such structural improvements are located, which subsurface estate was granted from First City Center Associates to the City of Dallas by that certain deed (the "FCCA Mezzanine Deed") , dated June 1, 1984, and recorded on June 14, 1984, in Volume 84118, Page 5334 of the Deed Records of Dallas County, Texas, and is subject to the restrictions upon the City of Dallas and the reservations, easements, and interim rights in favor of 1700 Pacific Associates Limited Partnership, its successors and assigns, as the assignee of First City Center Associates pursuant to the Special Warranty Deed and Assignment of Ground Leases dated June 21, 1984 and recorded June 21, 1984 in Volume 84124, Page 402 of the Deed Records of Dallas County, Texas) to use such subsurface estate, all as set-forth in said FCCA Mezzanine Deed, as more specifically described hereinafter as Parcel 10 (The Mezzanine Easements Tract):

                             Exhibit B- Page 7 of 43

      Being all of that certain tract or parcel of land, a part of which being situated in the Live Oak Office Building Addition, an addition to the City of Dallas, Dallas County, Texas, as shown on the Map thereof recorded in Volume 81122, Page 1117, of the Deed Records of Dallas County, Texas, and in Lot 1, Block A/475 (Official City Numbers) of the City of Dallas, Dallas County, Texas, and a part of which being situated in the subsurface of the right-of-way of Elm Street adjacent to said Lot 1, Block A/475, and being more particularly described as follows:

      COMMENCING at a point being the present intersection of the Southerly right-of-way line of Pacific Avenue (an 80-foot public right-of-way) with the Easterly right-of-way line of Ervay Street (a 50-foot public right-of-way); thence South 14 degrees 00' 00" East, along the Easterly right-of-way line of said Ervay Street, a distance of 107.97 feet to the POINT OF BEGINNING;

      THENCE North 76 degrees 00' 00" East, a distance of 16.00 feet to a point for corner;

      THENCE South 44 degrees 15' 22" East, a distance of 68.00 feet to a point for corner;

      THENCE North 45 degrees 44' 38" East, a distance of 25.00 feet to a point for corner;

      THENCE North 44 degrees 15' 22" West, a distance of 16.00 feet to a point for corner;

      THENCE North 45 degrees 44' 38" East, a distance of 39.00 feet to a point for corner;

      THENCE South 44 degrees 15' 22" East, a distance of 16.89 feet to a point for corner, said point being on the Northerly boundary line of the above described Tract A The Easterwood Leasehold Tract;

      THENCE South 45 degrees 33' 42" West, along the Northerly boundary line of the said Tract A - The Easterwood Leasehold Tract, a distance of 34.03 feet to a point for corner, said point being the Northwest corner of the said Tract A - The Easterwood Leasehold Tract;

      THENCE South 14 degrees 00' 00" East, along the Westerly boundary line of the said Tract A - The Easterwood-Leasehold Tract, a distance of 21.99 feet to a point for corner;

      THENCE South 45 degrees 44' 38" West, a distance of 68.89 feet to a point for corner;

                             Exhibit B- Page 8 of 43

      THENCE North 14 degrees 00' 00" West, a distance of 9.17 feet to a point for corner;

      THENCE South 76 degrees 00' 00" West, a distance of 17.18 feet to a point for corner, said point being in the Easterly right-of-way line of Ervay Street;

      THENCE North 14 degrees 00' 00" West, along the Easterly right-of- way line of Ervay Street, a distance of 92.00 feet to the POINT OF BEGINNING, and containing 4,873.01 square feet or 0.1119 acre of land.

TRACT F - (The Mezzanine Tract - Garage Level 2)

      Being a subsurface estate only, bounded on the bottom at a variable elevation above M.S.L., ranging from 421.5 feet above M.S.L. to 425.0 feet above M.S.L., which bottom boundary is (a) the uppermost boundary of the below described Tract G - The Subway Tunnel Tract, with respect to all portions of the below described Mezzanine Tract - Garage Level 2 which are directly above the said Subway Tunnel Tract, and (b) 425.0 feet above M.S.L., with respect to all other portions of the below-described Mezzanine Tract - Garage Level 2, and bounded on the top at 433.0 feet above M.S.L., in and to the following described tract or parcel of land, but excluding from such subsurface estate all existing structural columns, primary support beams, foundations, bearing walls, and other structural improvements constructed therein by First City Center Associates, and the land, areas, and spaces in which such structural improvements are located, which subsurface estate was granted from First City Center Associates to the City of Dallas by that certain deed (the "FCCA Mezzanine Deed"), dated June 1, 1984, and recorded on June 14, 1984, in Volume 84118, Page 5334 of the Deed Records of Dallas County, Texas, and is subject to the restrictions upon the City of Dallas and the reservations, easements, and interim rights in favor of 1700 Pacific Associates Limited Partnership, its successors and assigns, as the assignee of First City Center Associates pursuant to the Special Warranty Deed and Assignment of Ground Leases dated June 21, 1984 and recorded June 21, 1984 in Volume 84124, Page 402 of the Deed Records of Dallas County, Texas) to use such subsurface estate, all as set forth in said FCCA Mezzanine Deed, as more specifically described hereinafter as Parcel 10 (the Mezzanine Easements Tract):

      Being all of that certain tract or parcel of land, a part of which being situated in the Live Oak Office Building Addition, an addition to the City of Dallas, Dallas County, Texas, as shown on the Map thereof recorded in Volume 81122, Page 1117, of the Deed Records of Dallas County, Texas, and in Lot 1, Block A/475 (Official City Numbers) of the City of Dallas, Dallas County,

                             Exhibit B- Page 9 of 43

Texas, and a part of which being situated in the subsurface of the right-of-way of Elm Street adjacent to said Lot 1, Block A/475, and being more particularly described as follows:

      COMMENCING at a point being the present intersection of the Southerly right-of-way line of Pacific Avenue (an 80-foot public right-of-way) with the Easterly right-of-way line of Ervay Street (a 50-foot public right-of-way); thence South 14 degrees 00' 00" East, along the Easterly right-of-way line of said Ervay Street, a distance of 125.42 feet to the POINT OF BEGINNING;

      THENCE North 45 degrees 44' 38" East, a distance of 22.14 feet to a point for corner;

      THENCE South 44 degrees 15' 22" East, a distance of 56.00 feet to a point for corner;

      THENCE North 45 degrees 44' 38" East, a distance of 14.83 feet to a point for corner;

      THENCE South 44 degrees 15' 22" East, a distance of 2.00 feet to a point for corner;

      THENCE North 45 degrees 44' 38" East, a distance of 9.67 feet to a point for corner;

      THENCE North 44 degrees 15' 22" West, a distance of 22.00 feet to a point for corner;

      THENCE North 45 degrees 44' 38" East, a distance of 40.00 feet to a point for corner;

      THENCE South 44 degrees 15' 22" East, a distance of 7.00 feet to a point for corner;

      THENCE South 45 degrees 44' 38" West, a distance of 23.00 feet to a point for corner;

      THENCE South 44 degrees 15' 22" East, a distance of 2.00 feet to a point for corner;

      THENCE North 45 degrees 44' 38" East, a distance of 23.00 feet to a point for corner;

      THENCE South 44 degrees 15' 22" East, a distance of 16.88 feet to a point for corner, said point being on the Northerly boundary line of the above described Tract A - The Easterwood Leasehold Tract;

                            Exhibit B- Page 10 of 43

      THENCE South 45 degrees 33' 42" West, along the Northerly boundary line of said Tract A - The Easterwood Leasehold Tract, a distance of 34.05 feet to a point for corner, said point being the Northwest corner of the said Tract A - The Easterwood Leasehold Tract;

      THENCE South 14 degrees 00' 00" East, along the Westerly boundary line of the said Tract A - The Easterwood Leasehold Tract, a distance of 22.01 feet to a point for corner;

      THENCE South 45 degrees 44' 38" West, a distance of 68.86 feet to a point for corner;

      THENCE North 14 degrees 00' 00" West, a distance of 9.17 feet to a point for corner;

      THENCE South 76 degrees 00' 00" West, a distance of 17.18 feet to a point for corner, said point being in the Easterly right-of-way line of Ervay Street;

      THENCE North 14 degrees 00' 00" West, along the Easterly right-of-way line of Ervay Street, a distance of 74.58 feet to the POINT OF BEGINNING, and containing 5,055.60 square feet or 0.1160 acre of land.

TRACT G (The Subway Tunnel Tract)

      Being a subsurface estate only, bounded on the bottom at 397.0 feet above M.S.L. and bounded at the top at a variable elevation above M.S.L., ranging from
416.5 feet above M.S.L. to 421.5 feet above M.S.L., which top boundary is three feet (3') below the lowermost surface of those two certain concrete structural slabs heretofore constructed above such subsurface estate by First City Center Associates at approximately 425.0 and 420.0 feet above M.S.L., in and to the following described tract or parcel of land, but excluding from such subsurface estate all existing footings, caissons, columns, structural beams and other supports, structural slabs, and other improvements constructed therein by First City Center Associates, and the land, areas, and spaces in which such improvements are located, which subsurface estate was granted from First City Center Associates to the City of Dallas by that certain deed (the "FCCA Subway Tunnel Deed") dated June 1, 1984, and recorded on June 14, 1984, in Volume 84118, Page 5344 of the Deed Records of Dallas County, Texas, and is subject to the restrictions upon the City of Dallas and the reservations, easements, and rights of access in favor of 1700 Pacific Associates Limited Partnership, its successors and assigns, as the assignee of First City Center Associates pursuant to the Special Warranty Deed and Assignment of Ground Leases dated June 21, 1984 and recorded June 21, 1984 in Volume 84124,

                            Exhibit B- Page 11 of 43

Page 402 of the Deed Records of Dallas County, Texas), all as set forth in said FCCA Subway Tunnel Deed, as more specifically described hereinafter as Parcel 11 (the Subway Tunnel Easements Tract):

      Being all of that certain lot, tract, or parcel of land, a part of which being situated in the Live Oak Office Building Addition, an addition to the City of Dallas, as shown on the Map thereof recorded in Volume 81122, Page 1117, of the Deed Records of Dallas County, Texas, and in Lot 1, Block A/475 (Official City Numbers) of the City of Dallas, Dallas County, Texas, and parts of which being situated in the subsurface of the rights-of-way of Pacific Avenue and Elm Street adjacent to said Lot 1, Block A/475, and being more particularly described as follows:

      COMMENCING at a point being the present intersection of the Southerly right-of-way line of Pacific Avenue (an 80-foot public right-of-way) with the Westerly right-of-way line of North St. Paul Street (a 60-foot public right-of-way); thence South 76 degrees 00' 00" West, along the Southerly right-of-way line of Pacific Avenue, a distance of 31.45 feet to the POINT OF BEGINNING;

      THENCE South 45 degrees 44' 42" West, a distance of 278.39 feet to a point for corner, said point being in the Easterly boundary line of the above-described Tract A - The Easterwood Leasehold Tract;

      THENCE North 14 degrees 00' 00" West, along the said Easterly boundary line of the said Tract A - The Easterwood Leasehold Tract, a distance of 15.38 feet to a point for corner, said point being the Northeast corner of the said. Tract A - The Easterwood Leasehold Tract;

      THENCE South 45 degrees 33' 42" West, along the Northerly boundary line of the said Tract A - The Easterwood Leasehold Tract, a distance of 57.99 feet to a point for corner, said point being the Northwest corner of the said Tract A - The Easterwood Leasehold Tract;

      THENCE South 14 degrees 00' 00" East, along the Westerly boundary line of the said Tract A - The Easterwood Leasehold Tract, a distance of 15.16 feet to a point for corner;

      THENCE South 45 degrees 44' 42" West, a distance of 84.10 feet to a point for corner, said point being in the Easterly right-of-way line of Ervay Street (a 50-foot public right-of-way);

      THENCE North 14 degrees 00' 00" West, along the Easterly right-of-way line of said Ervay Street, a distance of 69.50 feet to a point for corner;

                            Exhibit B- Page 12 of 43

      THENCE North 45 degrees 44' 42" East, a distance of 314.26 feet to a point for corner, said point being on a line which is 16.0 feet distant Northwest of, and parallel with, the Southerly right-of-way line of Pacific Avenue;

      THENCE North 76 degrees 00' 00" East, along a line which is 16.0 feet distant Northwest of, and parallel with, the Southerly right-of-way line of Pacific Avenue, a distance of 119.08 feet to a point for corner;

      THENCE South 45 degrees 44' 42" West, a distance of 31.76 feet to a point on the Southerly right-of-way line of Pacific Avenue, being the POINT OF BEGINNING, and containing 22,227.67 square feet or 0.5103 acres of land.

PARCEL 2 (The Easterwood Leasehold Tract)

      All that certain leasehold estate (excepting the last day of the term thereof unless so extended, in which event excepting only the last day of the term as so extended) in and to the following described parcel of land, created by that certain Ground Lease, dated as of May 1, 1980, between Eva Easterwood (now deceased), Individually and as the Independent Executrix of the Estate of
W. E. Easterwood, and Southern Methodist University, as Lessor (the fee interest of Eva Easterwood having been conveyed to Southern Methodist University by deed dated May 30, 1984, and recorded in Volume 84118, Page 5311 of the Deed
Records of Dallas County, Texas), and Pacific Investments, Inc., a Texas corporation, as Lessee, a memorandum of which is recorded in Volume 80117, Page 0197 of the Deed Records of Dallas County, Texas, which Ground Lease has been assigned: (a) by C F Pacific, Inc. (formerly known as Pacific Investments, Inc.), a Texas corporation, to First City Center Associates, a Texas limited partnership, the sole general partner of which is C F Pacific, Inc., by Assignment of Lease, dated June 22, 1981, and recorded in Volume 81122, Page 3288, Deed Records of Dallas County, Texas; (b) by First City Center Associates, a Texas limited partnership, the sole general partner of which is C F Pacific, Inc., to First City Bank of Dallas, a Texas state banking corporation, by that certain Special Warranty Deed and Assignment of Ground Lease, dated July 1, 1982, recorded in Volume 82131, Page 2782 of the Deed Records of Dallas County, Texas; (c) by First City Bank of Dallas, a Texas state banking corporation, to First City Center Associates, a Texas limited partnership, the sole general partner of which is C F Pacific, Inc., by that certain Special Warranty Deed and Assignment of Ground Lease, dated May 18, 1984, recorded in Volume 84106, Page 2947 of the Deed Records of Dallas County, Texas; and (d) by First City Center Associates, a Texas limited partnership, to 1700 Pacific Associates Limited Partnership, a Connecticut limited partnership, by that Special Warranty Deed

                            Exhibit B- Page 13 of 43
and Assignment of Ground Leases dated June 21, 1984 and recorded June 21, 1984 in Volume 84124, Page 402 of the Deed Records of Dallas County, Texas, and which Ground Lease has been amended by that certain Agreement, dated March 5, 1981, and further amended by that certain Second Amendment to Lease, dated September 21, 1983, which Second Amendment to Lease is recorded in Volume 84083, Page 3298 of the Deed Records of Dallas County, Texas, as ratified by Statement of Ground Lessor dated September 28, 1994 from Southern Methodist University to Teachers Insurance Annuity Association of America recorded in Volume 95120, Page 1, Deed Records, Dallas County, Texas (the Ground Lease, as the same has been so assigned and so amended, is herein collectively called the "Easterwood Ground Lease"). together with all rights, titles, interests, options, and estates of 1700 Pacific Associates Limited Partnership in, to, and under such Easterwood Ground Lease (the said Easterwood Ground Lease being for a term of fifty (50) years commencing on May 1, 1980 and ending on April 30, 2030, with five (5) options to renew and extend said term for additional terms of ten (10) years each):

      Being all of that certain lot, tract, or parcel of land situated in the Live Oak Office Building Addition, an addition to the City of Dallas, according to the Map thereof recorded in Volume 81122, Page 1117 of the Deed Records of Dallas County, Texas, and situated in the J. Grigsby Survey, Abstract No. 495, and in Lot 1, Block A/475 (Official City Numbers) of the City of Dallas, Dallas County, Texas, and being more particularly described as follows:

      COMMENCING at a point being the present intersection of the Northerly right-of-way line of Elm Street (an 80-foot public right-of-way) with the Westerly right-of-way line of North St. Paul Street (a 60-foot public right-of-way); thence South 76 degrees 00' 00" West, along the Northerly right-of-way line of Elm Street, a distance of 267.90 feet to the POINT OF BEGINNING;

      THENCE South 76 degrees 00' 00" West, along the Northerly right-of-way line of Elm Street, a distance of 50.00 feet to a point for corner;

      THENCE North 14 degrees 00' 00" West, a distance of 47.53 feet to a point for corner;

      THENCE North 45 degrees 33' 42" East, a distance of 57.99 feet to a point for corner;

      THENCE South 14 degrees 00' 00" East, a distance of 76.91 feet to a point on the Northerly-right-of-way line of Elm Street, being the POINT OF BEGINNING, and containing 3110.90 square feet or 0.0714 acre of land.

                            Exhibit B- Page 14 of 43

SAVE AND EXCEPT the following described Tracts B-1, D-1, E-1 F-1, and G-1:

TRACT B-1 (The Easterwood Open Areas Tract)

      Being the surface estate only in and to the tract or parcel of land more particularly described below, such "surface" being all portions of such land above the depth which is the lesser of (a) four feet (4') below the actual surface as it presently exists on the date hereof, or (b) the uppermost surfaces of the underground improvements as constructed therein by First City Center Associates, which surface estate was granted by Southern Methodist University to the City of Dallas by that certain Deed (the "Easterwood Open Areas Deed"), dated May 30, 1984, and recorded on June 14, 1984, in Volume 84118, Page 5351 of the Deed Records of Dallas County, Texas, and is subject to the reservations and easements in favor of 1700 Pacific Associates Limited Partnership, its successors and assigns as the assignee of First City Center Associates pursuant to that Special Warranty Deed and Assignment of Ground Leases dated June 21, 1984 and recorded June 21, 1984 in Volume 84124, Page 402 of the Deed Records of Dallas County, Texas, and any successor lessee under the Easterwood Ground Lease, as set forth in such Easterwood Open Areas Deed, as more specifically described hereinafter as Parcel 9 (The Open Areas Easements Tract):

      Being all of that certain lot, tract, or parcel situated in the Live Oak Office Building Addition, an addition to the City of Dallas, according to the Map thereof recorded in Volume 81122, Page 1117 of the Deed Records of Dallas County, Texas, and in Lot 1, Block A/475 (Official City Numbers) of the City of Dallas, Dallas County, Texas, and being more particularly described as follows:

      COMMENCING at a point being the present intersection of the Northerly right-of-way line of Elm Street (an 80-foot public right-of-way) with the Westerly right-of-way line of North St. Paul Street (a 60-foot public right-of-way); thence South 76 degrees 00' 00" West, along the Northerly right-of-way line of Elm Street, a distance of 317.90 feet to a point for corner; and thence North 14 degrees 00' 00" West, along the Westerly boundary line of the above described Parcel 2 - The Easterwood Leasehold Tract, a distance of 24.88 feet to the POINT OF BEGINNING;

      THENCE North 14 degrees 00' 00" West, continuing along the Westerly boundary line of the said Parcel 2 - The Easterwood Leasehold Tract, a distance of 22.65 feet to a point for corner, said point being the Northwest corner of the said Parcel 2 - The Easterwood Leasehold Tract;

                            Exhibit B- Page 15 of 43

      THENCE North 45 degrees 33' 42" East, along the Northerly boundary line of the said Parcel 2 - The Easterwood Leasehold Tract, a distance of 11.94 feet to a point for corner;

      THENCE South 44 degrees 15' 22" East, a distance of 19.62 feet to a point for corner;

      THENCE South 45 degrees 47' 33" West, a distance of 23.46 feet to the POINT OF BEGINNING, and containing 346.20 square feet of land.

TRACT D-1 (The Mezzanine Tract - Concourse Level)

      Being a subsurface estate only, bounded on the bottom at 443.0 feet above M.S.L. and bounded at the top at 453.0 feet above M.S.L., in and to the following described tract or parcel of land, but excluding from such subsurface estate all existing structural columns, primary support beams, foundations, bearing walls, and other structural improvements constructed therein by First City Center Associates, and the land, areas, and spaces in which such structural improvements are located, which subsurface estate was granted by Southern Methodist University to the City of Dallas by that certain deed (the "Easterwood Mezzanine Deed") dated May 30, 1984, and recorded on June 14, 1984, in Volume 84118, Page 5359 of the Deed Records of Dallas County, Texas, and is subject to the restrictions upon the City of Dallas and the reservations, easements, and interim rights in favor of 1700 Pacific Associates Limited Partnership, its successors and assigns as the assignee of First City Center Associates pursuant to that Special Warranty Deed and Assignment of Ground Leases dated June 21, 1984 and recorded June 21, 1984 in Volume 84124, Page 402 of the Deed Records of Dallas County, Texas, and any successor lessee under the Easterwood Ground Lease, to use such subsurface estate, all as set forth in said, Easterwood Mezzanine Deed, as more specifically described hereinafter as Parcel 10 (The Mezzanine Easements Tract):

      Being part of the Live Oak Office Building Addition, an addition to the City of Dallas, Dallas County, Texas, as shown on the Map thereof recorded in Volume 81122, Page 1117, of the Deed Records of Dallas County, Texas, and situated in Lot 1, Block A/475 (Official City Numbers) of the City of Dallas, Dallas County, Texas, and being more particularly described as follows:

      COMMENCING at a point being the present intersection of the Northerly right-of-way line of Elm Street (an 80-foot public right-of-way) with the-Westerly right-of-way line of North St. Paul Street (a 60-foot public right-of-way); thence South 76 degrees 00' 00" West, along the Northerly right-of-way line of said Elm Street, a distance of 276.23 feet to a point for corner; and

                            Exhibit B - Page 16 of 43
thence North 44 degrees 15' 22" West, a distance of 47.05 feet to the POINT OF BEGINNING;

      THENCE North 44 degrees 15' 22" West, a distance of 15.04 feet to a point for corner, said point being on the Northerly boundary line of the above-described Parcel 2 - The Easterwood Leasehold Tract;

      THENCE North 45 degrees 33' 42" East, along the Northerly boundary line of said Parcel 2 - The Easterwood Leasehold Tract, a distance of 40.85 feet to a point for corner;

      THENCE South 14 degrees 00' 00" East, a distance of 17.57 feet to a point for corner;

      THENCE South 45 degrees 44' 38" West, a distance of 32.00 feet to the POINT OF BEGINNING, and containing 549.84 square feet or 0.0127 acre of land.

TRACT E-1 (The Mezzanine Tract - Garage Level 1)

      Being a subsurface estate only, bounded on the bottom at 433.0 feet above M.S.L. and bounded at the top at 443.0 feet above M.S.L., in and to the following described tract or parcel of land, but excluding from such subsurface estate all existing structural columns, primary support beams, foundations, bearing walls, and other structural improvements constructed therein by First City Center Associates, and the land, areas, and spaces in which such structural improvements are located, which subsurface estate was granted by Southern Methodist University to the City of Dallas by that certain deed (the "Easterwood Mezzanine Deed"), dated May 30, 1984, and recorded on June 14, 1984, in Volume 84118, Page 5359 of the Deed Records of Dallas County, Texas, and is subject to the restrictions upon the City of Dallas and the reservations, easements, and interim rights in favor of 1700 Pacific Associates Limited Partnership, its successors and assigns as the assignee of First City Center Associates pursuant to that Special Warranty Deed and Assignment of Ground Leases dated June 21, 1984 and recorded June 21, 1984 in Volume 84124, Page 402 of the Deed Records of Dallas County, Texas, and any successor lessee under the Easterwood Ground Lease, to use such subsurface estate, all as set forth in said Easterwood Mezzanine Deed, as more specifically described hereinafter as Parcel 10 (The Mezzanine Easements Tract):

      Being part of the Live Oak Office Building Addition, an addition to the City of Dallas, Dallas County, Texas, as shown on the Map thereof recorded in Volume 81122, Page 1117, of the Deed Records of Dallas County, Texas, and situated in Lot 1, Block A/475 (Official City Numbers) of the City of Dallas, Dallas County, Texas, and being more particularly described as follows:

                            Exhibit B- Page 17 of 43

      COMMENCING at a point being the present intersection of the Northerly right-of-way line of Elm Street (an 80-foot public right-of-way) with the Westerly right-of-way line of North St. Paul Street (a 60-foot public right-of-way); thence South 76 degrees 00' 00" West, along the Northerly right-of-way line of said Elm Street, a distance of 317.90 feet to a point for corner; and thence North 14 degrees 00' 00" West, along the Westerly boundary line of the above described Parcel 2 - The Easterwood Leasehold Tract, a distance of 25.54 feet to the POINT OF BEGINNING;

      THENCE North 14 degrees 00' 00" West, continuing along the Westerly boundary line of the said Parcel 2 - The Easterwood Leasehold Tract, a distance of 21.99 feet to a point for corner, said point being the Northwest corner of the said Parcel 2 - The Easterwood Leasehold Tract;

      THENCE North 45 degrees 33' 42" East, along the Northerly boundary line of the said Parcel 2 - The Easterwood Leasehold Tract, a distance of 34.03 feet to a point for corner;

      THENCE South 44 degrees 15' 22" East, a distance of 5.11 feet to a point for corner;

      THENCE South 45 degrees 44' 38" West, a distance of 22.00 feet to a point for corner;

      THENCE South 44 degrees 15' 22" East, a distance of 14.00 feet to a point for corner;

      THENCE South 45 degrees 44' 38" West, a distance of 23.11 feet to the POINT OF BEGINNING, and containing 445.48 square feet or 0.0102 acre of land.

TRACT F-1 (The Mezzanine Tract - Garage Level 2)

      Being a subsurface estate only, bounded on the bottom at a variable elevation above M.S.L., ranging from 421.5 feet above M.S.L. to 425.0 feet above M.S.L., which bottom boundary is: (a) the uppermost boundary of the below described Tract G-1 - The Subway Tunnel Tract, with respect to all portions of the below described Tract F-1 - The Mezzanine Tract - Garage Level 2 which are directly above the said Tract G-1- The Subway Tunnel Tract, and (b) 425.0 feet above M.S.L., with respect to all other portions of the said Tract F-1 - The Mezzanine Tract - Garage Level 2, and bounded at the top at 433.0 feet above M.S.L., in and to the following described tract or parcel of land, but excluding from such subsurface estate all existing structural columns, primary support beams, foundations, bearing walls, and other structural improvements constructed therein by First City Center Associates, and the land, areas, and spaces in which such

                            Exhibit B- Page 18 of 43
structural improvements are located, which subsurface estate was granted by Southern Methodist University to the City of Dallas by that certain deed (the "Easterwood Mezzanine Deed"), dated May 30, 1984, and recorded on June 14, 1984, in Volume 84118, Page 5359 of the Deed Records of Dallas County, Texas, and is subject to the restrictions upon the City of Dallas and the reservations, easements, and interim rights in favor of 1700 Pacific Associates Limited Partnership, its successors and assigns as the assignee of First City Center Associates pursuant to that Special Warranty Deed and Assignment of Ground Leases dated June 21, 1984 and recorded June 21, 1984 in Volume 84124, Page 402 of the Deed Records of Dallas County, Texas, and any successor lessee under the Easterwood Ground Lease, to use such subsurface estate, all as set forth in said Easterwood Mezzanine Deed, as more specifically described hereinafter as Parcel 10 (The Mezzanine Easements Tract):

      Being part of the Live Oak Office Building Addition, an addition to the City of Dallas, Dallas County, Texas, as shown on the Map thereof recorded in Volume 81122, Page 1117, of the Deed Records of Dallas County, Texas, and situated in Lot 1, Block A/475 (Official City Numbers) of the City of Dallas, Dallas County, Texas, and being more particularly described as follows:

      COMMENCING at a point being the present intersection of the Northerly right-of-way line of Elm Street (an 80-foot public right-of-way) with the Westerly right-of-way line of North St. Paul Street (a 60-foot public right-of-way); thence South 76 degrees 00' 00" West, along the Northerly right-of-way line of said Elm Street, a distance of 317.90 feet to a point for corner; and thence North 14 degrees 00' 00" West, along the Westerly boundary line of the above-described Parcel 2 - The Easterwood Leasehold Tract, a distance of 25.52 feet to the POINT OF BEGINNING;

      THENCE North 14 degrees 00' 00" West, continuing along the Westerly boundary line of the said Parcel 2 - The Easterwood Leasehold Tract, a distance of 22.01 feet to a point for corner, said point being the Northwest corner of the said Parcel 2 - The Easterwood Leasehold Tract;

      THENCE North 45 degrees 33' 42" East, along the Northerly boundary line of the said Parcel 2 - The Easterwood Leasehold Tract, a distance of 34.05 feet to a point for corner;

      THENCE South 44 degrees 15' 22" East, a distance of 5.12 feet to a point for corner;

      THENCE South 45 degrees 44' 38" West, a distance of 22.00 feet to a point for corner;

                            Exhibit B- Page 19 of 43

      THENCE South 44 degrees 15' 22" East, a distance of 14.00 feet to point for corner;

      THENCE South 45 degrees 44' 38" West, a distance of 23.14 feet to the POINT OF BEGINNING, and containing 446.50 square feet or 0.0103 acre of land.

TRACT G-l (The Subway Tunnel Tract)

      Being a subsurface estate only, bounded on the bottom at 397.0 feet above M.S.L. and bounded at the top at approximately 421.5 feet above M.S.L., which top boundary is three feet (3') below the lowermost surface of a certain concrete structural slab heretofore constructed above such subsurface estate by First City Center Associates at approximately 425.0 feet above M.S.L., in and to the following described tract or parcel of land, but excluding from such subsurface estate all existing footings, caissons, columns, structural beams and other supports, structural slabs, and other improvements constructed therein by First City Center Associates, and the land, areas, and spaces in which such improvements are located, which subsurface estate was granted by Southern Methodist University to the City of Dallas by that certain deed (the "Easterwood Subway Tunnel Deed"), dated May 30, 1984, and recorded on June 14, 1984, in Volume 84118, Page 5370 of the Deed Records of Dallas County, Texas, and is subject to the restrictions upon the City of Dallas and the reservations, easements, and rights of access in favor of 1700 Pacific Associates Limited Partnership, its successors and assigns as the assignee of First City Center Associates pursuant to that Special Warranty Deed and Assignment of Ground Leases dated June 21, 1984 and recorded June 21, 1984 in Volume 84124, Page 402 of the Deed Records of Dallas County, Texas, and any successor lessee under the Easterwood Ground Lease, all as set forth in said Easterwood Subway Tunnel
Deed, as more specifically described hereinafter as Parcel 11 (The Subway Tunnel Easements Tract):

      Being part of the Live Oak Office Building Addition, an addition to the City of Dallas, Dallas County, Texas, as shown on the Map thereof recorded in Volume 81122, Page 1117, of the Deed Records of Dallas County, Texas, and situated in Lot 1, Block A/475 (Official City Numbers) of the City of Dallas, Dallas County, Texas, and being more particularly described as follows:

      COMMENCING at a point being the present intersection of the Northerly right-of-way line of Elm Street (an 80-foot public right-of-way) with the Westerly right-of-way line of North St. Paul Street (a 60-foot public right-of-way); thence South 76 degrees 00' 00" West, along the Northerly right-of-way line of said Elm Street, a distance of 317.90 feet to a point for corner; and

                            Exhibit B- Page 20 of 43
thence North 14 degrees 00' 00" West, along the Westerly boundary line of the above-described Parcel 2 - The Easterwood Leasehold Tract, a distance of 30.57 feet to the POINT OF BEGINNING;

      THENCE North 14 degrees 00' 00" West, continuing along the Westerly boundary line of the said Parcel 2 - The Easterwood Leasehold Tract, a distance of 15.16 feet to a point for corner, said point being the Northwest corner of the said Parcel 2 - The Easterwood Leasehold Tract;

      THENCE North 45 degrees 33' 42" East, along the Northerly boundary of the said Parcel 2 - The Easterwood Leasehold Tract, a distance of 57.99 feet to a point for corner, said point being the Northeast corner of the said Parcel 2 - The Easterwood Leasehold Tract;

      THENCE South 14 degrees 00' 00" East, along the Easterly boundary line of the said Parcel 2 - The Easterwood Leasehold Tract, a distance of 15.38 feet to a point for corner;

      THENCE South 45 degrees 44' 42" West, a distance of 57.88 feet to the POINT OF BEGINNING, and containing 763.38 square feet or 0.0175 acre of land.

PARCEL 3 (The Garage Fee Tract)

      Being a part of City Block B/125 of the JAMES BENTLY SUBDIVISION, an addition to the City of Dallas, Dallas County, Texas, as recorded in Volume AA, Page 213, of the Deed Records of Dallas County, Texas, and a part of City Block 33/125 of the RAILROAD ADDITION, an addition to the City of Dallas, Dallas County, Texas, as recorded in Volume 4, Page 350 of the Map Records of Dallas County, Texas, and being more particularly described as follows:

      BEGINNING at a cross for corner at the present intersection of the Easterly right-of-way line of North Harwood Street (a 75.25-foot public right-of-way) with the Southerly right-of-way line of Elm Street (an 80-foot public right-of-way);

      THENCE North 76 degrees 00' 00" East, along the Southerly right-of-way line of Elm Street, a distance of 235.00 feet to a nail for corner;

      THENCE South 14 degrees 00' 00" East, a distance of 200.15 feet to a nail for corner in the Northerly right-of-way line of Main Street (a 79.50-foot public right-of-way);

                            Exhibit B- Page 21 of 43

      THENCE South 76 degrees 00' 00" West, along said Northerly right-of-way line of Main Street, a distance of 235.00 feet to a cross for corner in the Easterly right-of-way line of North Harwood Street;

      THENCE North 14 degrees 00' 00" West, along said Easterly right-of-way line of North Harwood Street, a distance of 200.15 feet to the POINT OF BEGINNING, and containing 47,035.25 square feet or 1.0798 acres of land;

SAVE AND EXCEPT THE FOLLOWING DESCRIBED PARCEL:

      Being a part of City Block B/125 of the JAMES BENTLY SUBDIVISION, an addition to the City of Dallas, Dallas County, Texas, as recorded in Volume AA Page 213 of the Deed Records of Dallas County, Texas, and a part of Block 33/125 of the RAILROAD ADDITION, an addition to the City of Dallas, Dallas County, Texas, as recorded in Volume 4, Page 350 of the Map Records of Dallas County, Texas, and being more particularly described as follows:

      BEGINNING at a point for corner in the Southerly right-of-way line of Elm Street (an 80-foot public right-of-way); said point being North 76 degrees 00' 00" East, a distance of 166.00 feet from the present intersection of the Southerly right-of-way line of Elm Street with the Easterly right-of-way line of North Harwood Street (a 75.25-foot public right-of-way); said point also being North 76 degrees 00' 00" East, a distance of 175.0 feet from the former intersection of the Southerly right-of-way line of Elm Street with the former Easterly right-of-way line of North Harwood Street, at such intersection existed prior to the conveyance of a 9.00 foot strip of land to the City of Dallas for the widening of North Harwood Street by deed recorded in Volume 82093, Page 2970 of the Deed Records of Dallas County, Texas;

      THENCE South 14 degrees 00' 00" East, a distance of 100.00 feet to a point for corner;

      THENCE North 76 degrees 00' 00" East, a distance of 68.00 feet to a point for corner;

      THENCE North 14 degrees 00' 00" West, a distance of 100.00 feet to a point for corner, said point being in the Southerly right-of-way line of Elm Street;

      THENCE, South 76 degrees 00' 00" West, along the Southerly right--of-way line of Elm Street, a distance of 68.00 feet to the POINT OF BEGINNING, and containing 6,800.00 square feet or 0.1561 acres of land, the said Parcel 3 containing a net of 40,235.25 square feet, or 0.9237 acres of land.

                            Exhibit B- Page 22 of 43

PARCEL 4 (The Fonberg Leasehold Tract).

      All that certain leasehold estate (excepting the last day of the term thereof unless so extended, in which event excepting only the last day of the term as so extended) in and to the following described tract or parcel of land, created by that certain Ground Lease, dated June 1, 1981, by and between Elaine Schwartz Fonberg, et al, as Lessor, and Teerts Corporation, as Lessee, a memorandum of which is recorded in Volume 81170, Page 4141 of the Deed Records of Dallas County, Texas, as such Ground Lease has been assigned (i) by Teerts Corporation to C F Pacific, Inc., by Assignment of Lease, dated March 29, 1982, recorded in Volume 82066, Page 0977 of the Deed Records of Dallas County, Texas, and assigned (ii) by C F Pacific, Inc., to First City Center Associates, a Texas limited partnership, the sole general partner of which is C F Pacific, Inc., by Assignment of Lease, dated March 29, 1982, recorded in Volume 82066, Page 0983 of the Deed Records of Dallas County, Texas; and further assigned by (iii) First City Center Associates, a Texas limited partnership, to 1700 Pacific Associates Limited Partnership, a Connecticut limited partnership, by that Special Warranty Deed and Assignment of Ground Leases dated June 21, 1984 and recorded June 21, 1984 in Volume 84124, Page 402 of the Deed Records of Dallas County, Texas, and as such Ground Lease has been amended by: (a) that certain Amendment to Ground Lease, dated effective as of June 1, 1981; (b) that certain Second Amendment to Ground Lease, dated May 17, 1982, a memorandum of which Second Amendment to Ground Lease is recorded in Volume 82100, Page 2456 of the Deed Records of Dallas County, Texas; (c) that certain Third Amendment to Lease, dated June 1, 1984, and recorded in Volume 84118, Page 5397 of the Deed Records of Dallas County, Texas; and (d) that certain Fourth Amendment to Lease, dated June 1, 1984, and recorded in Volume 84118, Page 5418 of the Deed Records of Dallas County, Texas, as ratified by Statement of Ground Lessor dated October 14, 1994 from the lessor to Teachers Insurance and Annuity Association of America recorded in Volume 95120, Page 1, Deed Records, Dallas County, Texas (the said Ground Lease, as the same has been so amended and so assigned, is herein called the "Fonberg Ground Lease"), together with all rights, titles, interests, options, and estates of 1700 Pacific Associates Limited Partnership in, to, and under such Fonberg Ground Lease (the said Fonberg Ground Lease being for a term of fifty (50) years commencing on June 1, 1981 and ending on May 31, 2031 with such renewal and extension options as are set forth in said Fonberg Ground Lease):

      Being a part of City Block B/125 of the JAMES BENTLY SUBDIVISION, an addition to the City of Dallas, Dallas County, Texas, as recorded in Volume AA, Page 213 of the Deed Records of Dallas County, Texas, and a part of City Block 33/125 of the

                            Exhibit B- Page 23 of 43

RAILROAD ADDITION, an addition to the City of Dallas, Dallas County, Texas, as recorded in Volume 4, Page 350 of the Map Records of Dallas County, Texas, and being more particularly described as follows:

      BEGINNING at a point for corner in the Southerly right-of-way line of Elm Street (an 80-foot public right-of-way); said point being North 76 degrees 00' 00" East, a distance of 166.00 feet from the present intersection of the Southerly right-of-way line of Elm Street with the Easterly right-of-way line of North Harwood Street (a 75.25-foot public right-of-way), said point also being North 76 degrees 00' 00" East, a distance of 175.00 feet from the former intersection of the Southerly right-of-way line of Elm Street with the former Easterly right-of way line of North Harwood Street, as such intersection existed prior to the conveyance of a 9.00 foot strip of land to the City of Dallas for the widening of North Harwood Street by deed recorded in Volume 82093, Page 2970 of the Deed Records of Dallas County, Texas;

      THENCE South 14 degrees 00' 00" East, a distance of 100.00 feet to a point for Corner;

      THENCE North 76 degrees 00' 00" East, a distance of 68.00 feet to a point for corner;

      THENCE North 14 degrees 00' 00" West, a distance of 100.00 feet to a point for corner, said point being in the Southerly right-of-way line of Elm Street;

      THENCE South 76 degrees 00' 00" West, along the Southerly right-of-way line of Elm Street, a distance of 68.00 feet to the POINT OF BEGINNING, and containing 6,800.00 square feet or 0.1561 acres of land.

PARCEL 5 (The Pedestrian Tunnel License Tract)

      The license rights of 1700 Pacific Associates Limited Partnership, its successors and assigns as the assignee of First City Center Associates pursuant to that Special Warranty Deed and Assignment of Ground Leases dated June 21, 1984 and recorded June 21, 1984 in Volume 84124, Page 402 of the Deed Records of Dallas County, Texas, in and to a License, granting the right to use, for the purpose of constructing, maintaining, and using a pedestrian tunnel within subsurface space beneath Pacific Avenue, in the tract or parcel of land more particularly described below, in accordance with, and subject to, the terms, conditions, and provisions of City of Dallas Ordinance No. 17663, as amended by City of Dallas Ordinance No. 17698, recorded in Volume 84040, Page 3620 of the Deed Records of Dallas County, Texas, together with Acceptance of Ordinance as shown in Volume 84040, Page 3643

                            Exhibit B- Page 24 of 43
of the Deed Records of Dallas County, Texas, as ratified by Estoppel Certificate from the City of Dallas dated September 20, 1994, recorded in Volume 95120, Page 1, Deed Records, Dallas County, Texas, such subsurface space extending from a minimum depth of 3 feet below the crown of Pacific Avenue to a maximum depth of 24 feet below the crown of Pacific Avenue, within that certain tract or parcel of land situated in the City of Dallas, Dallas County, Texas, and being more particularly described as follows:

REVISED FIELD NOTES FROM ORDINANCE NO. 17698:

ALL THAT certain lot, tract or parcel of land lying and being situated in the City and County of Dallas, Texas, more particularly described as follows:

BEING a part of Pacific Avenue between Block A/475 and Block B/477, official City Block numbers, and being an area to accommodate a pedestrian tunnel under said street and being more particularly described as follows:

BEGINNING at a point on a line that is 16.0 feet perpendicularly distant northwest of and parallel with the southeast line of Pacific Avenue, said point being South 76 degrees 00' West, a distance of 185.5 feet along said line from the southwest line of St. Paul Street;

THENCE South 76 degrees 00' West along said line that is 16.0 feet perpendicularly distant northwest of and parallel with the southeast line of Pacific Avenue, a distance of 26.4 feet to a point for corner;

THENCE North 14 degrees 00' West, a distance of 12.5 feet to a point for corner;

THENCE North 76 degrees 00' East, a distance of 8.0 feet to a point for corner;

THENCE North 14 degrees 00' West, a distance of 51.5 feet to a point for corner in the northwest line of Pacific Avenue;

THENCE North 76 degrees 00' East along said northwest line of Pacific Avenue, a distance of 18.4 feet to a point for corner;

THENCE South 14 degrees 00' East crossing Pacific Avenue, a distance of 64.0 feet to the place of beginning and containing approximately 1,277 square feet of land.

                            Exhibit B- Page 25 of 43

PARCEL 6 (The Pedestrian Tunnel Easement Tract)

      The easement in favor of 1700 Pacific Associates Limited Partnership, its successors and assigns as the assignee of First City Center Associates pursuant to that Special Warranty Deed and Assignment of Ground Leases dated June 21, 1984 and recorded June 21, 1984 in Volume 84124, Page 402 of the Deed Records of Dallas County, Texas, in the following described parcel or tract of land, created by that certain Pedestrian Tunnel Development Construction, Maintenance, and Easements Agreement, dated June 17, 1983, by and between First City Center Associates, a Texas limited partnership, and RepublicBank Dallas, National Association, a national banking association, recorded in Volume 84055, Page 4218 of the Deed Records of Dallas County, Texas, as ratified by Estoppel Certificate from Roxford Capital Corporation, successor in interest to RepublicBank Dallas, National Association, dated October 13, 1994, recorded in Volume 95120, Page 1, Deed Records of Dallas County, Texas (the "Tunnel Agreement"), which tract is more particularly described as follows:

      Being all of that certain lot, tract, or parcel of land situated in the J. Grigsby Survey, Abstract A-495, and being part of City Block B/477 (Official City Numbers) of the City of Dallas, Dallas County, Texas, and lying beneath the present surface of the earth between an elevation of three feet (3') below the crown of Pacific Avenue and an elevation of twenty-four feet (24') below the crown of Pacific Avenue, and being more particularly described as follows:

      COMMENCING at a point being the present intersection of the Southerly right-of-way line of Pacific Avenue (an 80-foot public right-of-way) and the Westerly right-of-way line of North St. Paul Street (a 60-foot public right-of-way); thence South 76 degrees 00' 00" West, a distance of 185.50 feet along the Southerly right-of-way line of Pacific Avenue to a point for corner; and thence North 14 degrees 00' 00" West, a distance of 80.00 feet, across Pacific Avenue, to the POINT OF BEGINNING, said point being in the Northerly right-of-way line of Pacific Avenue and also being the Northeast corner of the above-described Parcel 5 - The Pedestrian Tunnel License Tract;

      THENCE South 76 degrees 00' 00" West, along the Northerly right-of-way line of Pacific Avenue and also along the Northerly boundary line of the above-described Parcel 5 - The Pedestrian Tunnel License Tract, a distance of
18.40 feet to a point for corner;

      THENCE North 14 degrees 00' 00" West, a distance of 21.21 feet to a point for corner;

                            Exhibit B- Page 26 of 43

      THENCE North 76 degrees 00' 00" East, a distance of 18.40 feet to a point for corner;

      THENCE South 14 degrees 00' 00" East, a distance of 21.21 feet to a point on the Northerly right-of-way line of Pacific Avenue, being the POINT OF BEGINNING, and containing 390.26 square feet or .0090 acres of land.

PARCEL 7 (The Skybridge License Tract)

      The license rights of 1700 Pacific Associates Limited Partnership, its successors and assigns as the assignee of First City Center Associates pursuant to that Special Warranty Deed and Assignment of Ground Leases dated June 21, 1984 and recorded June 21, 1984 in Volume 84124, Page 402 of the Deed Records of Dallas County, Texas, in and to a License, granting the right to use, for the purpose of constructing, maintaining, and using a pedestrian skybridge within certain airspace above North St. Paul Street, a public street, in the tract or parcel of land more particularly described below, in accordance with, and subject to, the terms, conditions, and provisions of City of Dallas Ordinance No. 17664, as amended by City of Dallas Ordinance No. 17699, recorded in Volume 84040, Page 3646, Deed Records of Dallas County, Texas, as amended by City of Dallas Ordinance No. 18309, recorded in Volume 84141, Page 3307 of the Deed Records of Dallas County, Texas, as ratified by Estoppel Certificate from the City of Dallas dated September 20, 1994, recorded in Volume 95120, Page 1, Deed Records of Dallas County, Texas, such airspace being between a minimum height of 20 feet above the crown of North St. Paul Street up to a maximum height of 37 feet above the crown of North St. Paul Street, such airspace being above that certain tract or parcel of land situated in the City of Dallas, Dallas County, Texas, and being more particularly described as follows:

REVISED FIELD NOTES FROM ORDINANCE NO. 18309:

      BEING situated in the John Grigsby Survey, Abstract No. 495, Dallas County, Texas, and being an area over North St. Paul Street between Block A/475 and Block 94, official City Numbers, and being more particularly described as follows:

      COMMENCING at the present intersection of the northeast line of North St. Paul Street with the southeast line of Pacific Avenue; and thence South 14 degrees 00' 00" East along the northeast line of North St. Paul Street, a distance of 122.50 feet to the POINT OF BEGINNING;

      THENCE South 14 degrees 00' 00" East, along said northeast line of North St. Paul Street, a distance of 15.12 feet to a point for corner;

                            Exhibit B- Page 27 of 43

      THENCE South 68 degrees 25' 30" West, across North St. Paul Street a distance of 60.47 feet to the intersection of same with the southwest line of North St. Paul Street;

      THENCE North 14 degrees 00' 00" West, along said southwest line of North St. Paul Street a distance of 15.12 feet to a point for corner;

      THENCE North 68 degrees 25' 30" East, across North St. Paul Street a distance of 60.47 feet to the POINT OF BEGINNING and containing approximately 907 square feet of land.

PARCEL 8 (The Skybridge Easement Tracts)

      The easements in favor of 1700 Pacific Associates Limited Partnership, its successors and assigns as the assignee of First City Center Associates pursuant to that Special Warranty Deed and Assignment of Ground Leases dated June 21, 1984 and recorded June 21, 1984 in Volume 84124, Page 402 of the Deed Records of Dallas County, Texas, created by that certain Skybridge Development, Construction, Maintenance, and Easements Agreement, dated August 12, 1983, by and among First City Center Associates, a Texas limited partnership, Pacific Place Partners, Ltd., a Texas limited partnership, and Pacific Avenue Associates, a Texas limited partnership, recorded in Volume 83176, Page 2482 of the Deed Records of Dallas County, Texas, as assigned to 1700 Pacific Associates Limited Partnership in that Pedestrian Walkway Development, Construction, Maintenance, and Easements Agreement Assignment dated June, 1995 and recorded in the Deed Records, Dallas County, Texas, and as amended by that Amendment to Pedestrian Walkway Development, Construction, Maintenance, and Easements Agreement dated June, 1995 and recorded or to be recorded in the Deed Records, Dallas County, Texas, and as ratified by that Estoppel Certificate executed by 1700 Pacific Associates Limited Partnership dated June, 1995 and recorded or to be recorded in the Deed Records, Dallas County, Texas, and as ratified by that Certificate executed by Prentis/Copley Investment Group dated June, 1995 and recorded or to be recorded in the Deed Records, Dallas County, Texas (the "Skybridge Agreement") , in certain airspace above the following two (2) tracts or parcels of land, described as Parcels 8A and 8B below:

      Parcel 8A - The Pacific Avenue Associates Skybridge Tract

      Being situated in City Block 94 (Official City Numbers) of the City of Dallas, Dallas County, Texas, and being between elevation 475.00' above M.S.L. and elevation 490.00' above M.S.L., and being more particularly described as follows:

                            Exhibit B- Page 28 of 43

      BEGINNING at a point for corner in the Easterly right-of-way line of North St. Paul Street, (a 60-foot public right-of-way), said point being North 14 degrees 00' 00" West, a distance of 58.33 feet along the Easterly right-of-way line of North St. Paul Street from the present intersection of the Easterly right-of-way line of North St. Paul Street with the Northerly right-of-way line of Elm Street (an 80-foot public right-of-way);

      THENCE North 75 degrees 00' 00" East, a distance of 110.47 feet to a point for corner, said point being the Southwest corner of the below-described Parcel 8B - The Pacific Place Partners Skybridge Tract;

      THENCE North 14 degrees 00' 00" West, along the Westerly boundary of the below-described Parcel 8B - the Pacific Place Partners Skybridge Tract, a distance of 19.68 feet to a point for corner;

      THENCE South 76 degrees 00' 00" West, a distance of 110.47 feet to a point for corner, said point being in the Easterly right-of-way line of North St. Paul Street;

      THENCE South 14 degrees 00' 00", East, along the Easterly right-of-way line, of North St. Paul Street and, for part of its distance, along the Easterly boundary line of the above-described Parcel 7 - The Skybridge License Tract, a distance of 19.68 feet to the POINT OF BEGINNING, and containing 2174.05 square feet.

      Parcel 8B - The Pacific Place Partners Skybridge Tract

      Being situated in City Block 94 (Official City Numbers) of the City of Dallas, Dallas County, Texas, and being between elevation 475.00' above M.S.L. and elevation 490.00' above M.S.L., and being more particularly described as follows:

      COMMENCING at the present intersection of the Northerly right-of-way line of Elm Street (an 80-foot public right-of-way) with the Easterly right-of-way line of North St. Paul Street (a 60-foot public right-of-way); thence North 14 degrees 00' 00" West, a distance of 58.33 feet along the Easterly right-of-way line of North St. Paul Street to a point; and thence North 76 degrees 00' 00" East, a distance of 110.47 feet to the POINT OF BEGINNING, said POINT OF BEGINNING being the Southeast corner of the above- described Parcel 8A - The Pacific Avenue Associates Skybridge Tract;

      THENCE North 14 degrees 00' 00" West, along the Easterly boundary line of the above-described Parcel 8A - The Pacific Avenue Associates Skybridge Tract, a distance of 19.68 feet to a point for corner;

                            Exhibit B- Page 29 of 43

      THENCE North 76 degrees 00' 00" East, a distance of 5.00 feet to a point for corner;

      THENCE South 14 degrees 00' 00" East, a distance of 19.68 feet to a point for corner;

      THENCE South 76 degrees 00' 00" West, a distance of 5.00 feet to the POINT OF BEGINNING, and containing 98.4 square feet.

PARCEL 9 (The Open Areas Easements Tract)

      The easements in favor of 1700 Pacific Associates Limited Partnership, its successors and assigns as the assignee of First City Center Associates pursuant to that Special Warranty Deed and Assignment of Ground Leases dated June 21, 1984 and recorded June 21, 1984 in Volume 84124, Page 402 of the Deed Records of Dallas County, Texas, to use the surface of the aforedescribed Tract B (The Open Areas Tract), Tract C (The North St. Paul Street Sidewalk Tract), and Tract B-l (The Easterwood Open Areas Tract) (collectively, the "Open Areas Tracts") for pedestrian access to the building constructed by First City Center Associates within the aforedescribed Parcels 1 and 2, and the rights to use, maintain, replace, and restore those portions of any subsurface improvements constructed by First City Center Associates which may penetrate to or through the surface of the ground within the Open Areas Tracts, as granted to and/or reserved by or for the benefit of First City Center Associates, its successors and assigns (including 1700 Pacific Associates Limited Partnership) , pursuant to the terms of the aforedescribed FCCA Open Areas Deed (as defined in the description of Tract B), the Easterwood Open Areas Deed (as defined in the description of Tract B-l), that certain Master Corrective Deed from the City of Dallas to C F Pacific, Inc. (as described in the description of Tract B), and that certain Master Corrective Deed from C F Pacific, Inc. to First City Center Associates recorded in Volume 84118, Page 5315, Deed Records of Dallas County, Texas.

PARCEL 10 (The Mezzanine Easements Tract)

      The easements in favor of 1700 Pacific Associates Limited Partnership, its successors and assigns as the assignee of First City Center Associates pursuant to that Special Warranty Deed and Assignment of Ground Leases dated June 21, 1984 and recorded June 21, 1984 in Volume 84124, Page 402 of the-Deed Records of Dallas County, Texas, to use the aforedescribed Tracts D, D-1, E, E-1, F, and F-1 (collectively, the "Mezzanine Tracts") to: (a) have access through said Mezzanine Tracts for the purpose of repairing, maintaining, and replacing the structural improvements located therein, the ownership of which had been reserved by First City Center Associates, and (b) to use the said Mezzanine

                            Exhibit B- Page 30 of 43

Tracts until such time as the City of Dallas requires said Mezzanine Tracts for the construction of transit-related facilities therein, as such easements had been reserved by or for the benefit of First City Center Associates, its successors and assigns (including 1700 Pacific Associates Limited Partnership), pursuant to the terms of the FCCA Mezzanine Deed (as defined in the descriptions of Tracts D, E, and F) and the Easterwood Mezzanine Deed (as defined in the descriptions of Tracts D-1, E-1 and F-1) .

PARCEL 11 (The Subway Tunnel Easements Tract)

      The easements in favor of 1700 Pacific Associates Limited Partnership, its successors and assigns as the assignee of First City Center Associates pursuant to that Special Warranty Deed and Assignment of Ground Leases dated June 21, 1984 and recorded June 21, 1984 in Volume 84124, Page 402 of the Deed Records of Dallas County, Texas, to use the aforedescribed Tracts G and G-1 (collectively, the "Subway Tunnel Tracts") to have access through said Subway Tunnel Tracts for the purpose of repairing, maintaining, and replacing structural improvements located therein, the ownership of which had been reserved by First City Center Associates, its successors and assigns (including 1700 Pacific Associates Limited Partnership), as such easements have been reserved by or for the benefit of First City Center Associates pursuant to the terms of the FCCA Subway Tunnel Deed (as defined in the description of Tract G) and the Easterwood Subway Tunnel Deed (as defined in the description of Tract G-l).

PARCEL 12 (The Elm Street Garage Easement Tract)

      Cross-access easement as created in that certain Operating Agreement and Cross-Access Easement, dated 10/17/86, as evidenced by the Memorandum of Operating Agreement and Cross-Access Easement, dated 9/30/88, recorded in Volume 88199, Page 4203, Deed Records of Dallas County, Texas; as amended by First Amendment, dated 9/28/88, recorded in Volume 88199, Page 4228, Deed Records of Dallas County, Texas; as assigned to 1700 Pacific Associates Limited Partnership by Assignment Agreement RE Operating and Cross-Access Easement dated June, 1995 recorded or to be recorded in the Deed Records, Dallas County, Texas, as amended by that Amendment to Operating and Cross-access Easement dated June, 1995 recorded in the Deed Records, Dallas County, Texas, As subordinated by Subordination to operating Agreement and Cross-Access Easement dated March 7, 1995 recorded in Volume 95047, Page 4589, Deed Records, Dallas County, Texas, said easement being over and "across the following described tract of land, to wit:

                            Exhibit B- Page 31 of 43

      BEING all of Tract "G" Addition in City Block 33/125, an Addition to the City of Dallas, Texas according to the plat thereof recorded in Volume 86027, Page 3056, Dallas County, Texas, more particularly described by metes and bounds as follows:

      BEGINNING at an "X" cut in concrete at the northeast corner of said Tract "G" Addition, at the intersection of the southerly R.O.W. line of Elm Street (an
80.00 foot wide R.O.W.) and the westerly R.O.W. line of North Pearl Street (an
80.00 foot wide. R.O.W.);

      THENCE South 14 degrees 00 minutes 00 seconds East, along said westerly R.O.W. line, a distance of 200.00 feet to an "X" cut in concrete at the intersection of said westerly R.O.W. line with the northerly R.O.W. line of Main Street (a 79.50 foot wide R.O.W.) for the southeast corner of said Tract "G" Addition;

      THENCE South 76 degrees 00 minutes 00 seconds West, along said northerly R.O.W. line, a distance of 225.10 feet to an "X" cut in concrete for the southwest corner of said Tract "G" Addition;

      THENCE North 14 degrees 00 minutes 00 seconds West, departing from said northerly R.O.W. line, a distance of 200.00 feet to an "X" cut in concrete on the southerly R.O.W. line of Elm Street for the northwest corner of said Tract "G" Addition;

      THENCE North 76 degrees 00 minutes 00 seconds East, along said southerly R.O.W. line, a distance of 225.10 feet to the POINT OF BEGINNING, and containing 45,020.00 square feet or 1.0335 acres of land, more or less.

PARCEL 13 (The Elm Street Tunnel to 1717 Main Building Easement Tract)

      Easement created by Pedestrian Tunnel Maintenance and Easements Agreement dated September 30, 1988, by and between First City Center Associates II, a Texas limited partnership, and Elm Block Development Limited Partnership, a Texas limited partnership, recorded in Volume 88199, Page 4066, Deed Records, Dallas County, Texas; as amended by First Amendment to Pedestrian Tunnel Maintenance and Easements Agreement dated October 7, 1988, by and between First City Center Associates II, a Texas limited partnership, and Elm Block Development Limited Partnership, a Texas limited partnership, recorded in Volume 88199, Page 4240, Deed Records, Dallas County, Texas, as assigned to 1700 Pacific Associates Limited Partnership by that Assignment of Pedestrian Tunnel, Maintenance and Easements Agreement dated June, 1995 recorded or to be recorded in the Deed Records, Dallas County,

                            Exhibit B- Page 32 of 43

Texas, and as ratified by that Mutual Estoppel Agreement dated June, 1995, recorded or to be recorded in the Deed Records, Dallas County, Texas, over the following described tract of land:

      ALL THAT CERTAIN lot, tract or parcel of land lying and being situated in the City and County of Dallas, Texas, and being more particularly described as follows:

      Being part of Elm Street as described by Smith, Murphy, and Martin's Addition, an addition to the City of Dallas, Texas, according to the map or plat thereof, recorded in Volume 143, Page 403, Deed Records, Dallas County, Texas and being adjacent to Blocks 95 and 94, Official City Numbers, and being more particularly described as follows:

      COMMENCING at the intersection of the East line of Ervay Street (55 foot wide) with the South line of Elm Street (80 foot wide), said intersection being the northwest corner of said Block 95;

      THENCE NORTH 76 Degrees 00 Minutes 00 Seconds East along the South line of Elm Street, a distance of 193.42 feet to the POINT OF BEGINNING of the herein described tract;

      THENCE NORTH 14 Degrees 00 Minutes 00 Seconds West a distance of 38.86 feet to a point for corner;

      THENCE NORTH 43 Degrees 29 Minutes 27 Seconds West, a distance of 30.03 feet to a point for corner;

      THENCE NORTH 14 Degrees 00 Minutes 00 Seconds West, a distance of 15.00 feet to a point for corner;

      THENCE NORTH 76 Degrees 00 Minutes 00 Seconds East, a distance of 27.90 feet to a point for corner;

      THENCE SOUTH 14 Degrees 00 Minutes 00 Seconds East, a distance of 15.00 feet to a point for corner;

      THENCE SOUTH 43 Degrees 29 Minutes 27 Seconds East, a distance of 56.77 feet to a point for corner;

      THENCE SOUTH 14 Degrees 00 Minutes 00 seconds East, a distance of 15.58 feet to a point for corner in said South line of Elm Street;

      THENCE SOUTH 76 Degrees 00 Minutes 00 Seconds West along said South line of Elm Street, a distance of 41.06 feet to the POINT OF BEGINNING and containing 2,590 square feet or 0.059 acres of land, more or less.

                            Exhibit B- Page 33 of 43

PARCEL 14 (The Elm Street Tunnel to 1717 Main Building License Tract)

      License Estate created by City of Dallas Ordinance No. 19329 recorded in Volume 87002, Page 6318 and in Volume 88189, Page 2683, Deed Records, Dallas County, Texas, as assigned to 1700 Pacific Associates Limited Partnership by that Assignment of Pedestrian Tunnel, Maintenance and Easements Agreement dated June, 1995 recorded or to be recorded in the Deed Records, Dallas County, Texas, as ratified by Estoppel Certificate from the City of Dallas dated September 20, 1994, recorded in Volume 95120, Page 1, Deed Records of Dallas County, Texas, over the following described tract of land:

      ALL THAT CERTAIN lot, tract or parcel of land lying and being situated in the City and County of Dallas, Texas, and being more particularly described as follows:

      Being part of Elm Street as described by Smith, Murphy, and Martin's Addition, an addition to the City of Dallas, Texas, according to the map or plat thereof, recorded in Volume 143, Page 403, Deed Records, Dallas County, Texas and being adjacent to Blocks 95 and 94, Official City Numbers, and being more particularly described as follows:

      COMMENCING at the intersection of the East line of Ervay Street (55 foot wide) with the South line of Elm Street (80 foot wide) , said intersection being the northwest corner of said Block 95;

      THENCE NORTH 76 Degrees 00 Minutes 00 Seconds East along the South line of Elm Street, a distance of 193.42 feet to the POINT OF BEGINNING of the herein described tract;

      THENCE NORTH 14 Degrees 00 Minutes 00 Seconds West a distance of 38.86 feet to a point for corner;

      THENCE NORTH 43 Degrees 29 Minutes 27 Seconds West, a distance of 30.03 feet to a point for corner;

      THENCE NORTH 14 Degrees 00 Minutes 00 Seconds West, a distance of 15.00 feet to a point for corner;

      THENCE NORTH 76 Degrees 00 Minutes 00 Seconds East, a distance of 27.90 feet to a point for corner;

      THENCE SOUTH 14 Degrees 00 Minutes 00 Seconds East, a distance of 15.00 feet to a point for corner;

                            Exhibit B- Page 34 of 43

      THENCE SOUTH 43 Degrees 29 Minutes 27 Seconds East, a distance of 56.77 feet to a point for corner;

      THENCE SOUTH 14 Degrees 00 Minutes 00 Seconds East, a distance of 15.58 feet to a point for corner in said South line of Elm Street;

      THENCE SOUTH 76 Degrees 00 Minutes 00 Seconds West along said South line of Elm Street, a distance of 41.06 feet to the POINT OF BEGINNING and containing 2,590 square feet or 0.059 acre of land, more or less.

PARCEL 15 (The Pacific Place Second Floor Pedestrian Walkway)

      Nonexclusive Easement Estate created by that certain Pedestrian Walkway Development, Construction, Maintenance, and Easements Agreement executed by and between First City Center Associates II, a Texas limited partnership, The Prentiss/Copley Investment Group, a Delaware general partnership, and Pacific Place Partners, Ltd., a Texas limited partnership dated October 12, 1988, filed December 31, 1991, recorded in Volume 91252, Page 3046, Deed Records, Dallas County, Texas, as amended by First Amendment to Pedestrian Walkway Development, Construction, Maintenance, and Easements Agreement recorded in Volume 91252, Page 3037, Deed Records, Dallas County, Texas, as modified by Letter Agreement recorded in Volume 91252, Page 5575, Deed Records, Dallas County, Texas, as assigned to 1700 Pacific Associates Limited Partnership by Pedestrian Walkway Development, Construction, Maintenance, and Easements Agreement Assignment dated June, 1995 and recorded or to be recorded in the Deed Records, Dallas County, Texas, as amended by Third Amendment to Pedestrian Walkway Development, Construction, Maintenance, and Easements Agreement dated June, 1995 and recorded or to be recorded in the Deed Records, Dallas County, Texas, as ratified by various estoppel certificates executed by First City Center Associates II, 1910 PP Limited Partnership, Prentis/Copley Investment Group, and 1700 Pacific Associates Limited Partnership and all dated June, 1995 and recorded or to be recorded in the Deed Records, Dallas County, Texas, as also ratified by the Certificate from The Prentis/Copley Investment Group dated June, 1995 and recorded or to be recorded in the Deed Records, Dallas County, Texas, over the following described tract of land:

      BEING all of that certain lot, tract-or parcel of land situated in the J. Grigsby Survey, A-495, and in City Block 94, Official City Numbers of the City of Dallas, Dallas County, Texas, and also being all of those same two tracts of land described as Tract One and Tract Two in deed from Martin Hull Sparks, et al, to B.R. McLendon recorded in Volume 69110, Page 0420 of the Deed Records of Dallas County, Texas, and being more

                            Exhibit B- Page 35 of 43
particularly described as follows:

      BEGINNING at a 60p nail for corner in the North R.O.W. line of Elm Street (an 80' R.O.W.); said point being South 76 degrees 00 minutes 00 seconds West,
187.17 feet from the present intersection of the North line of Elm Street with the West R.O.W. line of North Harwood Street (a 66.25' R.O.W.);

      THENCE South 76 degrees 00 minutes 00 seconds West, 130.77 feet with the North line of Elm Street to a 8p nail at Southeast corner of that same tract of land described in deed to William D. Felder Jr., Trustee, recorded in Volume 70134, Page 0340 of the Deed Records of Dallas County, Texas;

      THENCE North 14 degrees 00 minutes 00 seconds West, 200.00 feet with the East line of the Felder tract to a point for corner in the South R.O.W. line of Pacific Avenue (an 80' R.O.W.);

      THENCE North 76 degrees 00 minutes 00 seconds East, 130.77 feet with the South line of Pacific Avenue to the Northwest corner of that same tract of land described in deed to the City of Dallas, recorded in Volume 76250, Page 0261 of the Deed Records of Dallas County, Texas;

      THENCE South 14 degrees 00 minutes 00 seconds East, 200.00 feet with the West line of the City of Dallas tract to the PLACE OF BEGINNING and containing 26,154.00 square feet or 0.6004 acres of land, more or less.

PARCEL 16 (The Elm Street Skybridge Easement Tract)

      Nonexclusive Easement Estate as created by Pedestrian Walkway, Development, Construction, Maintenance, and Easements Agreement recorded in Volume 91252, Page 3046, Deed Records, Dallas County, Texas, as amended by First Amendment to Pedestrian Walkway, Development, Construction, Maintenance, and Easements Agreement recorded in Volume 91252, Page 3037, Deed Records, Dallas County, Texas, as modified by Letter Agreement recorded in Volume 91252, Page 5575, Deed Records, Dallas County, Texas, as assigned to 1700 Pacific Associates Limited Partnership by Pedestrian Walkway Development, Construction, Maintenance, and Easements Agreement Assignment dated June, 1995 and recorded or to be recorded in the Deed Records, Dallas County, Texas, as amended by Third Amendment to Pedestrian-Walkway Development, Construction, Maintenance, and Easements Agreement dated June, 1995 and recorded or to be recorded in the Deed Records, Dallas County, Texas, as ratified by various estoppel certificates executed by First City Center Associates II, 1910 PP Limited Partnership, Prentis/Copley Investment Group, and 1700 Pacific Associates Limited Partnership and all dated June, 1995 and

                            Exhibit B- Page 36 of 43
recorded or to be recorded in the Deed Records, Dallas County, Texas, as also ratified by the Certificate from The Prentis/Copley Investment Group dated June, 1995 and recorded or to be recorded in the Deed Records, Dallas County, Texas, over the following described tract of land:

      FIELD NOTES FOR GRANTING A PRIVATE LICENSE TO CADILLAC FAIRVIEW URBAN DEVELOPMENT, INC., AND PACIFIC PLACE PARTNERS, LTD. FOR ELEVATED PEDESTRIANWAY CROSSING ELM STREET ADJACENT TO BLOCKS 94 AND 107:

      BEING situated in the John Grigsby Survey, Abstract No. 495, Dallas County Texas, and being a part of Elm Street adjacent to Blocks 94 and 107, Official City Numbers, and being more particularly described as follows:

      BEGINNING at a point in the southerly line of Elm Street that is 239.26 feet westerly and along said southerly line from the intersection of same with the westerly line of Harwood Street;

      THENCE in a westerly direction along said southerly line, a distance of
15.67 feet to a point for corner;

      THENCE angle right 90 degrees 00 minutes and in a northerly direction, a distance of 80.0 feet to the intersection of same with the northerly line of Elm Street;

      THENCE angle right 90 degrees 00 minutes and in an easterly direction along said northerly line, a distance of 15.67 feet to point for corner;

      THENCE angle right 90 degrees 00 minutes and in a southerly direction, a distance of 80.0 feet to the place of beginning and containing approximately 1253 square feet of land, more or less.

PARCEL 17 (The Pocket Park Walkway Tract)

      Nonexclusive Easement Estate created by that certain Pedestrian Walkway Development, Construction, Maintenance, and Easements Agreement executed by and between First City Center Associates II, a Texas limited partnership, The Prentiss/Copley Investment Group, a Delaware general partnership, and Pacific Place Partners, Ltd., a Texas limited partnership dated October 12, 1988, filed December 31, 1991, recorded in Volume 91252, Page 3046, Deed Records, Dallas County, Texas, as amended by First Amendment to Pedestrian Walkway Development, Construction, Maintenance, and Easements Agreement recorded in Volume 91252, Page 3037, Deed Records, Dallas County, Texas, as modified by Letter Agreement recorded in Volume 91252, Page 5575, Deed

                            Exhibit B- Page 37 of 43

Records, Dallas County, Texas, as assigned to 1700 Pacific Associates Limited Partnership by Pedestrian Walkway Development, Construction, Maintenance, and Easements Agreement Assignment dated June, 1995 and recorded or to be recorded in the Deed Records, Dallas County, Texas, as amended by Third Amendment to Pedestrian Walkway Development, Construction, Maintenance, and Easements Agreement dated June, 1995 and recorded or to be recorded in the Deed Records, Dallas County, Texas, as ratified by various estoppel certificates executed by First City Center Associates II, 1910 PP Limited Partnership, Prentis/Copley Investment Group, and 1700 Pacific Associates Limited Partnership and all dated June, 1995 and recorded or to be recorded in the Deed Records, Dallas County, Texas, as also ratified by the Certificate from The Prentis/Copley Investment Group dated June, 1995 and recorded or to be recorded in the Deed Records, Dallas County, Texas, over the following described tract of land:

      BEING all of that certain lot, tract or parcel of land situated in the J. Grigsby Survey, A-495, and in City Block 107, Official Numbers of the City of Dallas, Dallas County, Texas and being more particularly described as follows:

      BEGINNING at a point for corner in the South R.O.W. line of Elm Street (an 80' R.O.W.); said point being North 76 degrees 00 minutes 00 seconds East,
175.00 feet from the present intersection of the South line of Elm Street with the East R.O.W. line of North St. Paul Street (a variable width R.O.W.);

      THENCE North 76 degrees 00 minutes 00 seconds East, 92.50 feet with the South line of Elm Street to the Northwest corner of the W.O. Bankston and Max Williams 0.1146 acre tract of land;

      THENCE South 14 degrees 00 minutes 00 seconds East, 100.00 feet with the West line of Bankston & Williams tract to a point for corner in the North line of Joske's property;

      THENCE South 76 degrees 00 minutes 00 seconds West, 92.50 feet with the Joske's property line to a point for corner;

      THENCE North 14 degrees 00 minutes 00 seconds West, 100.00 feet with the Joske's property line to the PLACE OF BEGINNING and containing 9,250.00 square feet or 0.2123 acres of land, more or less.

PARCEL 18 (The McCrory Walkway Tract)

      Nonexclusive Easement Estate created by that certain Pedestrian Walkway Development, Construction, Maintenance, and Easements Agreement executed by and between First City Center Associates II, a Texas limited partnership, The Prentiss/Copley

                            Exhibit B- Page 38 of 43

Investment Group, a Delaware general partnership, and Pacific Place Partners, Ltd., a Texas limited partnership dated October 12, 1988, filed December 31, 1991, recorded in Volume 91252, Page 3046, Deed Records, Dallas County, Texas, as amended by First Amendment to Pedestrian Walkway Development, Construction, Maintenance, and Easements Agreement recorded in Volume 91252, Page 3037, Deed Records, Dallas County, Texas, as modified by Letter Agreement recorded in Volume 91252, Page 5575, Deed Records, Dallas County, Texas, as assigned to 1700 Pacific Associates Limited Partnership by Pedestrian Walkway Development, Construction, Maintenance, and Easements Agreement Assignment dated June, 1995 and recorded or to be recorded in the Deed Records, Dallas County, Texas, as amended by Third Amendment to Pedestrian Walkway Development, Construction, Maintenance, and Easements Agreement dated June, 1995 and recorded or to be recorded in the Deed Records, Dallas County, Texas, as ratified by various estoppel certificates executed by First City Center Associates II, 1910 PP Limited Partnership, Prentis/Copley Investment Group, and 1700 Pacific Associates Limited Partnership and all dated June, 1995 and recorded or to be recorded in the Deed Records, Dallas County, Texas, as also ratified by the Certificate from The Prentis/Copley Investment Group dated June, 1995 and recorded or to be recorded in the Deed Records, Dallas County, Texas, over the following described tract of land:

TRACT A:

      BEING a part of Block 107, City of Dallas, Dallas County, Texas, and being more particularly described as follows:

      BEGINNING at a point in the Southerly line of Elm Street, a distance of
65.75 feet Westerly along the Southerly line of Elm Street from its intersection with the Westerly line of Harwood Street as widened (a 66.25 foot street);

      THENCE Westerly along the Southerly line of Elm Street, a distance of
50.00 feet to a point for corner;

      THENCE 90 degrees 00 minutes to the left and parallel to the Westerly line of Harwood Street, a distance of 100.00 feet, a point for corner;

      THENCE 90 degrees 00 minutes to the left and parallel to the Southerly line of Elm Street a distance of 50.00 feet, a point for corner;

      THENCE 90 degrees 00 minutes to the left and parallel to the Westerly line of Harwood Street, a distance of 100.00 feet to the PLACE OF BEGINNING and containing 5,000 square feet, more or less.

                            Exhibit B- Page 39 of 43

TRACT B:

      BEING a 50 feet x 100 feet out of Block 107, Official City Numbers, in the City of Dallas, Texas, and being more particularly described as follows:

      BEGINNING at a point 165.75 feet South 76 degrees West from the present Southwest corner of Elm and Harwood Streets (Harwood Street having been widened as evidenced by widening proceeding of the City of Dallas) on the South side of Elm Street, said beginning point being the original Northwest corner of a tract of land described in a Deed of Trust from Mary D. Ewell to C.E. Wellesley, Trustee, dated September 10, 1988, recorded in Volume 20, Page 23, Deed of Trust Records of Dallas County, Texas;

      THENCE North 76 degrees East with the South line of Elm Street, 50 feet to a stake in South line of Elm Street;

      THENCE South 14 degrees East, parallel with Harwood Street, as widened, 100 feet to a stake;

      THENCE South 76 degrees West, parallel with Elm Street, 50 feet to a stake in the original West line of Mary D. Ewell tract;

      THENCE North 14 degrees West with said line, parallel with Harwood Street, 100 feet to the PLACE OF BEGINNING.

PARCEL 19 (The Park Walkway Tract)

      Nonexclusive Easement Estate created by that certain Pedestrian Walkway Development, Construction, Maintenance, and Easements Agreement executed by and between First City Center Associates II, a Texas limited partnership, The Prentiss/Copley Investment Group, a Delaware general partnership, and Pacific Place Partners, Ltd., a Texas limited partnership dated October 12, 1988, filed December 31, 1991, recorded in Volume 91252, Page 3046, Deed Records, Dallas County, Texas, as amended by First Amendment to Pedestrian Walkway Development, Construction, Maintenance, and Easements Agreement recorded in Volume 91252, Page 3037, Deed Records, Dallas County, Texas, as modified by Letter Agreement recorded in Volume 91252, Page 5575, Deed Records, Dallas County, Texas, as assigned to 1700 Pacific Associates Limited Partnership by Pedestrian Walkway Development, Construction, Maintenance, and Easements Agreement Assignment dated June, 1995 and recorded or to be recorded in the Deed Records, Dallas County, Texas, as amended by Third Amendment to Pedestrian Walkway Development, Construction, Maintenance, and Easements Agreement dated June, 1995 and recorded or to be recorded in the Deed Records, Dallas County, Texas, as ratified by various estoppel certificates executed by First City Center

                            Exhibit B- Page 40 of 43

Associates II, 1910 PP Limited Partnership, Prentis/Copley Investment Group, and 1700 Pacific Associates Limited Partnership and all dated June, 1995 and recorded or to be recorded in the Deed Records, Dallas County, Texas, as also ratified by the Certificate from The Prentis/Copley Investment Group dated June, 1995 and recorded or to be recorded in the Deed Records, Dallas County, Texas, over the following described tract of land:

      BEING all of that certain lot, tract or parcel of land situated in the J. Grigsby Survey, A-495, and in City Block 107, Official City Numbers of the City of Dallas, Dallas County, Texas, and being more particularly described as follows:

      BEGINNING at a nail for corner at the present intersection of the South R.O.W. line of Elm Street (an 80' R.O.W.) with the West R.O.W. line of North Harwood Street (a 66.25' R.O.W.);

      THENCE South 14 degrees 00 minutes 00 seconds East, 100.00 feet with the West line of North Harwood Street to a cross for corner at the Northeast corner of the L. Ronald Milner 0.1917 acre tract;

      THENCE South 76 degrees 00 minutes 00 seconds West, 65.75 feet with the North line of the Milner tract to the Southeast corner of the W.O. Bankston and Max Williams 5000 square foot tract;

      THENCE North 14 degrees 00 minutes 00 seconds West, 100.00 feet with the East line of the Bankston and Williams tract to a point for corner in the South line of Elm Street;

      THENCE North 76 degrees 00 minutes 00 seconds East, 65.75 feet with the South line of Elm Street to the PLACE OF BEGINNING and containing 6,575.00 square feet or 0.1509 acres of land, more or less.

PARCEL 20 (The Harwood Skybridge Easement Tract)

      Nonexclusive Easement Estate as created by Pedestrian Walkway, Development, Construction, Maintenance, and Easements Agreement recorded in Volume 91252, Page 3046, Deed Records, Dallas County, Texas, as amended by First Amendment to Pedestrian Walkway, Development, Construction, Maintenance, and Easements Agreement recorded in Volume 91252, Page 3037, Deed Records, Dallas County, Texas, as modified by Letter Agreement recorded in Volume 91252, Page 5575, Deed Records, Dallas County, Texas, as assigned to 1700 Pacific Associates Limited Partnership by Pedestrian Walkway Development, Construction, Maintenance, and Easements Agreement Assignment dated June, 1995 and recorded or to be recorded in the Deed Records, Dallas County, Texas, as

                           Exhibit B - Page 41 of 43
amended by Third Amendment to Pedestrian Walkway Development, Construction, Maintenance, and Easements Agreement dated June, 1995 and recorded or to be recorded in the Deed Records, Dallas County, Texas, as ratified by various estoppel certificates executed by First City Center Associates II, 1910 PP Limited Partnership, Prentis/Copley Investment Group, and 1700 Pacific Associates Limited Partnership and all dated June, 1995 and recorded or to be recorded in the Deed Records, Dallas County, Texas, as also ratified by the Certificate from The Prentis/Copley Investment Group dated June, 1995 and recorded or to be recorded in the Deed Records, Dallas County, Texas, over the following described tract of land:

      BEING a tract of land situated in the John Grigsby Survey, Abstract No. 495, Dallas County, Texas and being a part of North Harwood Street adjacent to Blocks 107 and 125, Official City Numbers, and being more particularly described as follows:

      BEGINNING at a point in the westerly line of North Harwood Street that is South 14 degrees 00 minutes 00 seconds East, 84.33 feet along said Westerly line from the intersection of same with the Southerly line of Elm Street;

      THENCE South 14 degrees 00 minutes 00 seconds East along said Westerly line, a distance of 15.67 feet to a point for corner;

      THENCE North 76 degrees 00 minutes 00 seconds East crossing said North Harwood Street, a distance of 75.25 feet to a point on the Easterly line of Harwood Street;

      THENCE North 14 degrees 00 minutes 00 seconds West along said Easterly line, a distance of 15.67 feet to a point for corner;

      THENCE South 76 degrees 00 minutes 00 seconds West crossing said North Harwood Street, a distance of 75.25 feet to the POINT OF BEGINNING and embracing 1,179.17 Square Feet or 0.027 acres of land, more or less.

PARCEL 21 (The Harwood Skybridge License Tract)

      License Estate as created by City of Dallas Ordinance No. 18664 recorded in Volume 85186, Page 2227 Deed Records, Dallas County, Texas, over the following described tract of land:

      BEING a tract of land situated in the John Grigsby Survey, Abstract No. 495, Dallas County, Texas and being a part of North Harwood Street adjacent to Blocks 107 and 125, Official City Numbers, and being more particularly described as follows:

                           Exhibit B - Page 42 of 43

      BEGINNING at a point in the westerly line of North Harwood Street that is South 14 degrees 00 minutes 00 seconds East, 84.33 feet along said Westerly line from the intersection of same with the Southerly line of Elm Street;

      THENCE South 14 degrees 00 minutes 00 seconds East along said Westerly line, a distance of 15.67 feet to a point for corner;

      THENCE North 76 degrees 00 minutes 00 seconds East crossing said North Harwood Street, a distance of 75.25 feet to a point on the Easterly line of Harwood Street;

      THENCE North 14 degrees 00 minutes 00 seconds West along said Easterly line, a distance of 15.67 feet to a point for corner;

      THENCE South 76 degrees 00 minutes 00 seconds West crossing said North Harwood Street, a distance of 75.25 feet to the POINT OF BEGINNING and embracing 1,179.17 Square Feet or 0.027 acres of land, more or less.

                           Exhibit B - Page 43 of 43

                                   EXHIBIT C

                         to Office Lease by and between

                     F/P/D Master Lease, Inc., as Landlord,

                                      and

                  Service Asset Management Company, as Tenant

                         PROJECT RULES AND REGULATIONS

1. No birds, animals, reptiles, or any other creatures may be brought into or about the Project except to assist disabled persons.

2. Nothing may be swept or thrown into the corridors, halls, elevator shafts, or stairways.

3. Tenant may not make or permit any improper noises in the Building, create a nuisance, or do or permit anything which, in Landlord's sole judgment, interferes in any way with other tenants or persons having business with them.

4. No equipment of any kind may be operated on the Leased Premises that could in any way annoy any other tenant in the Building,

5. Tenant shall cooperate with Building employees in keeping the Leased Premises neat and clean.

6.    Corridor doors, when not in use, must be kept closed.

7.    No bicycles or similar vehicles are allowed in the Building.

8. Tenant shall refer all contractors, contractor's representatives, and installation technicians rendering any service on or to the Leased Premises for Tenant to Landlord for Landlord's approval and supervision for performance of any contractual service. This provision applies to all work performed in the Building, including installation of telephones, telephone equipment, electrical devices, and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceiling, equipment, or any other physical portion of the Building.

9. No nails, hooks, or screws may be driven into or inserted in any part of the Building except by Building maintenance personnel.

10. Sidewalks, doorways, vestibules, halls, stairways, and similar areas may not be obstructed by any Tenant Party, or used for any purpose other than ingress and egress to and from the Leased Premises, or for going from one part of the Building to another part of the Building. No furniture may be placed in front of the Building or in any lobby or corridor without prior consent of Landlord.

11. Any Tenant Party who desires to enter the Building after Building Standard Hours, is required to sign in upon entry and sign out upon leaving, giving the location during their stay and their time of arrival and departure.

12. All deliveries must be made via the service entrance and service elevator during Building Standard Hours or at other times as Landlord may determine. Prior approval must be obtained from the Landlord for all deliveries that are received after Building Standard Hours.

13. Landlord or its agents or employees may enter the Leased Premises at reasonable times and upon reasonable notice (except no notice shall be required in the event of an emergency) to examine the same or to make repairs, alterations, or additions as Landlord deems necessary for the safety, preservation, or improvement of the Building.

14. Landlord may require all Tenant Parties to evacuate the Building in the event of an emergency or catastrophe.

15. Tenant may not do anything, or permit anything to be done, in or about the Building, or bring or keep anything in the Building that in any way increases the possibility of fire or other casualty, or do anything in conflict with the valid laws, rules, or regulations of any governmental authority.

16. Tenant shall notify the Building Manager when safes or other equipment are to be taken into or out of the Building. Moving of those items must be done under the supervision of the Building Manager, after receiving approval from Landlord.

17. Landlord may prescribe the weight and position of safes and other heavy equipment that may over stress any portion of the floor. All damage done to the Building by the improper placing of heavy items that over stress the floor will be repaired at the sole expense of the Tenant.

18. No food may be distributed from Tenant's office without the prior approval of the Building Manager.

19. No additional locks may be placed on any doors without the prior consent of Landlord. All necessary keys must be furnished by Landlord and must be surrendered to Landlord upon termination of this Lease. Tenant shall then give Landlord the combination for all locks on the doors and vaults.

20. Tenant shall comply with parking rules and regulations as may be posted and distributed from time to time.

21. Plumbing and appliances may be used only for the purposes for which constructed. No sweeping, rubbish, rags, or other unsuitable material may be thrown or placed therein. Any stoppage or damage resulting to any fixtures or appliances from misuse by any Tenant Party is payable by Tenant.

22. No signs, posters, advertisements, or notices may be painted or affixed on any windows, doors, or other parts of the Building, except in colors, sizes, and styles, and in places, approved in advance by Landlord. Landlord has no obligation or duty to give this approval. Building standard suite identification signs will be prepared by a sign writer approved by Landlord. The cost of the Building standard signs is payable by Tenant. Landlord may remove all unapproved signs without notice to Tenant, at the expense of Tenant. Directories will be placed by Landlord, at Landlord's expense, in conspicuous places in the Building. No other directories are permitted.

23. No portion of the Building may be used as lodging rooms or for any immoral or unlawful purposes.

24. Tenant may not operate, or allow the operation of any coin or token operated vending machine or similar device for the sale of any goods, wares, merchandise, food, beverages, or services, including but not limited to pay lockers, pay toilets, scales, amusement devices and machines for the sale of beverages, foods, candy, cigarettes or other commodities, without the prior consent of Landlord.

25. Tenant must obtain Landlord's prior approval, which is at Landlord's sole discretion, for installation of any solar screen material, window shades, blinds, drapes, awnings, window ventilators, or other similar equipment and any window treatment of any kind whatsoever. Landlord may control all internal lighting that is visible from the exterior of the Building and may change any unapproved lighting without notice to Tenant, at Tenant's expense.

26. Landlord may rescind any of these Rules and Regulations and make other future Rules and Regulations as in the judgment of Landlord are from time to time needed for the safety, protection, care, and cleanliness of the Building, the operation thereof, the preservation of good order therein, and the protection and comfort of its tenants, their agents, employees, and invitees. Those rules, when made and notice thereof given to a tenant, are binding upon the Tenant in the same manner as the original rules.

27. Tenant shall not permit any Tenant Party to hold, carry, smoke, or dispose of a lighted cigar, cigarette, pipe, or any other lighted smoking equipment in any common area of the Buildings. The common areas includes, but are not limited to, all rest rooms, common corridors, stairwells, elevator lobbies, first floor lobbies, and other areas used in common with other tenants and occupants of the Buildings. In addition, the Building shall be a nonsmoking building, with no smoking in the Leased Premises or in any other area of the Building, including the exterior portions thereof, provided that Landlord may provide for a smoking area, in which case Tenant shall ensure that its employees smoke only in such smoking area.

28. No provision in the Lease or these Rules and Regulations should be construed in any manner as permitting, consenting to or authorizing Tenant to violate requirements under the Access Laws, and any provision of the Lease or these Rules and Regulations which could be construed as authorizing a violation of the Access Laws shall be interpreted in a manner which permits compliance with the Access Laws and the Lease and these Rules and Regulations are deemed to permit such compliance.

29. The carrying of firearms of any kind in any leased premises, the building in which such premises are situated, any related garage, or any related complex of buildings of which the foregoing are a part, or any sidewalks, drives, or other common areas related to any of the foregoing, is prohibited except in the case of unconcealed firearms carried by licensed security personnel hired or contracted for by tenants for security of their premises as permitted by such tenants' leases or otherwise consented to by Landlord in writing.

                                    EXHIBIT D

                         to Office Lease by and between

                     F/P/D Master Lease, Inc., as Landlord,

                                       and

                   Service Asset Management Company, as Tenant

                       CONTRACTOR INSURANCE REQUIREMENTS

All contractors, subcontractors, suppliers, service providers, moving companies, and others performing work of any type for Tenant in the Project shall:

      - carry the insurance listed below with companies acceptable to Landlord; and

      - furnish Certificates of Insurance to Landlord evidencing required coverages at least 10 days prior to entry in the Project and annually thereafter.

Certificates of Insurance must provide for 30 days' prior written notice of cancellation, non-renewal or material reduction in coverage to Landlord, c/o Faison-Stone, Inc. (Manager), 1700 Pacific Avenue, Suite 4500, Dallas, Texas 75201, Attention: Property Manager.

1. WORKERS COMPENSATION: Statutory coverage in compliance with Workers Compensation Laws of the state in which the Project is located.

2.    EMPLOYERS' LIABILITY: With the following minimum limits of liability:

                  $ 100,000     Each Accident
                  $ 500,000     Disease-Policy Limit
                  $ 100,000     Disease-Each Employee

3. COMMERCIAL GENERAL LIABILITY: (1986 ISO Form or its equivalent): This Insurance must provide contractual liability and a general aggregate limit on a per location or per project basis. The minimum limits must be $2,000,000 general aggregate and $1,000,000 per occurrence.

4. AUTOMOBILE LIABILITY: Insurance for claims arising out of ownership, maintenance, or use of owned, non-owned, and hired motor vehicles at, upon, or away from the Project with the following minimum limits:

                  $1,000,000    Each Accident Single Limit Bodily Injury and
Property Damage combined

5. UMBRELLA: At least Following Form liability insurance, in excess of the Commercial General Liability, Employers Liability, and Automobile Insurance above, with the following minimum limits:

                  $3,000,000      Each Occurrence
                  $3,000,000      Aggregate - Where Applicable

6.    GENERAL REQUIREMENTS: All policies must be:

      -     written on an occurrence basis and not on a claims-made basis;

      - except for the workers compensation insurance, endorsed to name as additional insureds Landlord, Landlord's property manager, Landlord's mortgagees, any ground, primary, or master lessor, and their respective officers, directors, employees, agents, partners, and assigns; and

      - endorsed to waive any rights of subrogation against Landlord, Landlord's property manager, Landlord's mortgagees, any ground, primary, or master lessor, and their respective officers, directors, employees, agents, partners, and assigns.

                                    EXHIBIT E

                         to Office Lease by and between

                     F/P/D Master Lease, Inc.; as Landlord,

                                       and

                  Service Asset Management Company, as Tenant

                              ESTOPPEL CERTIFICATE

____________________________, 19_____

_____________________________________
_____________________________________
_____________________________________
_____________________________________

_____________________________________
_____________________________________
_____________________________________
_____________________________________

Re: Office Lease dated _____________________199_ , between F/P/D Master Lease, Inc. ("Landlord"), a New York corporation, and ___________________________
      ___________________________("Tenant"), a__________________________________
      (as amended, the "Lease")
      1700 Pacific Avenue, Dallas, Texas (the "Project")

Dear___________________

Tenant understands that ___________________________("Purchaser") is purchasing the Project from Landlord and Purchaser and Landlord are relying on this Estoppel Certificate.

For $10 and other good and valuable consideration, the receipt and sufficiency of which are acknowledged,

Tenant ratifies the Lease and certifies to Purchaser and Landlord that:

1.    Tenant is occupying and conducting business in the Leased Premises.

2. The Minimum Rent under the Lease is $____________________________per month payable in advance on the first day of each calendar month. Minimum Rent is paid through________________________________1,19___.

3. The Lease is in full force and effect and Tenant has not assigned or subleased its interest in the Lease except as specified on Schedule A attached to this Estoppel Certificate.

4. A true and correct copy of the Lease and all amendments thereto is attached as Schedule B to this Estoppel Certificate.

5. The Lease is the entire agreement between Landlord and Tenant concerning the Leased Premises.

6.    The Lease Term expires on__________________________, 19___.

7. Landlord has satisfied all of its obligations regarding the installation of leasehold improvements.

8. To the best knowledge of Tenant, after due inquiry, no Event of Default by Tenant or default by Landlord has occurred under the Lease and is continuing and no act or omission has occurred that with the giving of notice or passage of time or both would constitute an Event of Default by Tenant except as specified on Schedule A.

9. Tenant is not entitled to any abatements, setoffs, or deductions from Rent under the Lease except as specified in Schedule A.

10.   No Rent has been paid more than one month in advance.

11.   The Security  Deposit is $_____________________________.

Defined terms in the Lease have the same meanings in this Estoppel Certificate.

                                   __________________________________________, a

                                   By:__________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________

                                   SCHEDULE A

1.    List any assignments or subleases or state NONE:

2. List any Events of Default by Tenant that have occurred and are continuing or any acts or omissions that have occurred that with the giving of notice or passage of time or both would constitute an Event of Default by Tenant or state NONE:

3. List any Events of Default by Landlord that have occurred and are continuing or any acts or omissions that have occurred that with the giving of notice or passage of time or both would constitute an Event of Default by Landlord or state NONE:

4. List any abatements, setoffs, or deductions from Rent to which Tenant is entitled at this time or state NONE:

                                   SCHEDULE B

                 COVER PAGE FOR COPIES OF LEASE AND AMENDMENTS

                                    EXHIBIT F

                         to Office Lease by and between

                     F/P/D Master Lease, Inc., as Landlord,

                                       and

                   Service Asset Management Company, as Tenant

                           TENANT FINISH CONSTRUCTION

1. PLANS AND SPECIFICATIONS: Tenant and Landlord have approved complete plans and specifications (the CONSTRUCTION DOCUMENTS) for the construction of the tenant finish in the Leased Premises. Tenant shall pay the cost of the Construction Documents, provided that the Work Allowance, defined below, may be applied to the cost of the Construction Documents.

      All work to be performed by Landlord pursuant to the Construction Documents is referred to as the TENANT FINISH WORK. Landlord shall not be deemed to represent and warrant that the Construction Documents comply with Applicable Laws and Tenant, at its sole cost and expense, is responsible for the Construction Documents and Tenant's business operations at the Leased Premises complying with Access Laws.

2. TENANT FINISH WORK. Landlord shall construct or cause to be constructed the Tenant Finish Work in substantial accordance with the Construction Documents, subject to the Building Service Fee and Administrative Fee specified below. Tenant shall pay the Actual Cost (defined below) of all Tenant Finish Work in excess of $629,560 (the WORK ALLOWANCE). The Work Allowance may be applied to the cost of preparing the Construction Documents, relocation, installation of cabling, and space planning. The contractor Landlord selects to perform the Tenant Finish Work shall be selected by Landlord from at least three (3) qualified contractors who bid for such Tenant Finish Work. If the Actual Cost exceeds the Work Allowance, then Landlord agrees to pay up to $5.00 per rentable square foot contained in the Leased Premises, which additional sums shall be repaid by Tenant to Landlord by Minimum Rent being increased by an amount sufficient to fully amortize and pay such additional allowance together with interest at the rate of 10% per annum over the first 5 years of the Lease Term.

      The term ACTUAL COST means the cost of all labor and materials and all hard and soft costs, together with the Building Service Fee of 2.5% of all hard costs, incurred by Landlord in performing the Tenant Finish Work or the Additional Work (defined below), as applicable.

      If prior to commencement of the Tenant Finish Work Landlord determines, based on construction bids received by Landlord, that the Actual Cost of the Tenant Finish Work will exceed the Work Allowance, Tenant shall pay the excess to Landlord. Landlord is not obligated to commence the Tenant Finish Work until it receives the excess payment from Tenant.

      If during construction the Actual Cost of the Tenant Finish Work exceeds the Work Allowance and all amounts previously paid by Tenant to Landlord prior to the commencement of construction, Landlord shall submit interim statements covering any excess costs incurred by Landlord under this Paragraph and Tenant shall pay the amount of the excess costs to Landlord.

      If the Actual Cost of the Tenant Finish Work is less than the Work Allowance (not increased by the $5.00 per rentable square foot additional allowance discussed above), such excess, not to exceed $2.00 per rentable square foot, shall be credited against the first accruing Minimum Rent hereunder.

3. ADDITIONAL WORK. If Landlord performs, at Tenant's request and upon submission by Tenant and approval by Landlord of necessary plans and specifications (as approved, the ADDITIONAL WORK PLANS), any work over and above the Tenant Finish Work (ADDITIONAL WORK), including any Additional Work approved by change order or work order, the Additional Work is at Tenant's expense, to which of any remaining balance of the Work Allowance may be applied. Landlord is not obligated to perform any Additional Work until Tenant pays Landlord the Actual Cost of the Additional Work, as estimated by Landlord. If the Actual Cost of the Additional Work exceeds the estimated amount paid by Tenant, Tenant shall pay the excess to Landlord.

      The Additional Work is not part of the Tenant Finish Work. If Landlord agrees to perform any Additional Work, Landlord shall request that its contractor estimate the additional amount of time that will be added to the completion of the Tenant Finish Work because of the Additional Work (the ADDITIONAL WORK PERIOD). This estimate is conclusive and binding on Landlord and Tenant for the purpose of establishing the Ready for Occupancy Date.

4. DELAYS: If Landlord is delayed in substantially completing the Tenant Finish Work or any Additional Work as a result of:

      (a) Tenant's failure to promptly and timely furnish any information required by Landlord;

      (b) Tenant's delay in approving the Construction Documents or in submitting any Additional Work Plans or in modifying the Additional Work Plans as required by Landlord;

      (c) Tenant's request for materials, finishes, or installations other than Landlord's Building standard items or for long lead items;

      (d) Tenant's changes in the Construction Documents or any Additional Work Plans;

      (e)   interference with Landlord's work by any Tenant Party; or

      (f) Tenant does not timely obtain the approval, if required, of the Texas Department of Licensing and Regulation;

      then the Ready for Occupancy Date is accelerated by the number of days of Tenant delays.

5. EARLY ENTRY: Upon request by Tenant, Landlord shall permit Tenant and its contractors to enter the Leased Premises prior to the Ready for Occupancy Date, in order that Tenant may perform through its own contractor(s) (who must be approved by Landlord) other work and decorations Tenant wants in the Leased Premises while Landlord's contractors are working. This license to enter prior to the Ready for Occupancy Date is subject to the following conditions:

      (a) Tenant's contractor(s) must work in harmony and not interfere with Landlord's contractors and subcontractors; and

      (b) Prior to commencement of the work by Tenant's contractor(s), Tenant must deliver evidence to Landlord of compliance with the requirements of Exhibit D.

      Landlord may revoke this license upon 48 hours' notice to Tenant if the entry causes disharmony or interference with the Tenant Finish Work or any Additional Work.

      Landlord Is not liable in any way for any injury, loss, or damage that occurs to any of Tenant's decorations or installations made prior to the Ready for Occupancy Date, the entry being solely at Tenant's risk. Tenant shall indemnify, defend, and hold Landlord harmless from any claims, demands, actions, losses, and damages arising from activities of Tenant's contractors, workers, and mechanics.

6. PROJECT ENGINEER: Tenant must use the fire alarm, mechanical, electrical, and plumbing engineer(s) of record for the Project in connection with any Tenant Finish Work or Additional Work affecting the Building's fire alarm, mechanical, electrical, or plumbing systems. Landlord shall designate from time to time (i) the mechanical, electrical and plumbing engineer of record for the Project, and (ii) the fire alarm contractor of record for the Project.

7. PAYMENTS BY TENANT: All amounts payable by Tenant under this Exhibit F are payable to Landlord as additional Rent within 10 days after Tenant's receipt of Landlord's demand.

8. STANDARD IMPROVEMENTS; TENANT IMPROVEMENTS: For purposes of allocating repair and obligations, the Standard Improvements are those improvements located in the Leased Premises as of the date of this Lease (and all other improvements in and to the Leased Premises are Tenant Improvements).

                                    EXHIBIT G

                         to Office Lease by and between
                     F/P/D Master Lease, Inc., as Landlord,
                                       and
                   Service Asset Management Company, as Tenant

                            JANITORIAL SPECIFICATIONS

                   DETAILED SPECIFICATIONS - NIGHTLY CLEANING

General Office Areas

1. Vacuum carpet areas that can be reasonably vacuumed including the moving of light furniture and chairs to accomplish this task.

2. Detailed carpet spotting in areas as they appear.

3. Dust mop and spot clean spillage, stains and marks nightly from hardwood floor surfaces. Wet mop and spray buff to restore floor finish weekly.

4. Empty waste paper baskets, special canisters and/or receptacles into collection units and disposed from the Project nightly. Wastebaskets and trash containers will be wiped clean and washed as needed.

5. Thorough dusting of horizontal surfaces, with treated dust cloths. Areas to be dusted nightly include but are not limited to: desks, chairs, tables, cabinets, credenzas, shelves, low ledges, window sills, coat racks, picture frames, signs, and wall panel sections.

6. Remove finger prints, marks and stains from doors and frames nightly utilizing the specified materials and cloths. Wipe down, clean and polish quarterly utilizing the specified materials and cloths.

7. Furniture cleaning utilizing the specified furniture polish and cleaning products of all desks, credenzas, cabinets, tables and office furniture, as required.

8. Dust and clean horizontal surfaces, utilizing the specified treated cloths and materials. Remove spills, stains and rings.

9. Dust arms, backs and leg rungs of sofas and chairs, utilizing the specified materials and cloths. Detail vacuum utilizing the specified back pack vacuum cleaner with furniture attachments, as required.

10. Clean and dust vertical surfaces utilizing the specified treated cloths, as required.

11. Spot clean finger prints, stains and surface dust from glass doors, sidelights and partitions.

12. Spot clean marks, stains and fingerprints from vinyl wall surfaces, utilizing the specified materials and cloths.

13. Spot clean marks and fingerprints, on light switches and cover plates.

14. Drinking fountains shall be cleaned, sanitized and polished utilizing the specified cleaning materials and cloths on a nightly basis. Metal finishes will be restored to a sparkling clean and sanitary condition.

RESTROOMS

1. Finger prints, marks and stains will be removed from doors and frames, utilizing the specified materials land cloths.

2. Wipe down, clean and polish doors and frames, utilizing the specified materials and cloths.

3. Sweep and wet mop nightly tile floor utilizing the specified cleaning materials. Machine scrub monthly utilizing specified cleaning material.

4. Wipe down stains and finger prints from wall tile nightly utilizing the specified materials and cloths. Completely wash and wipe down all tile wall surfaces monthly utilizing the specified materials and cloths.

5. Wipe down stains and finger prints from vinyl wall surfaces nightly utilizing the specified materials and cloths. Completely wash and wipe down all vinyl wall surfaces monthly utilizing the specified materials and cloths.

6. Refill hand towel dispensers with specified paper products as needed and completely wash and wipe down to a sanitary condition.

7. Refill toilet paper dispensers with specified paper products as needed.

8. Refill soap dispenser with specified product as needed.

9. Trash containers, special canisters and/or receptacles will be emptied nightly with trash container liner changed nightly. Trash container will be wiped clean and washed nightly.

10. Wash and wipe down sinks, countertops and faucets nightly to a sanitary condition utilizing the specified materials and cloths.

11. Wash and wipe down toilets and urinals nightly utilizing the specified equipment and materials.

12. Wash and wipe down flush valves and chrome piping nightly to a sanitary condition, utilizing the specified materials and cloths. Restore chrome finishes to a sparkling clean condition.

13. Remove spots, water marks and finger prints nightly utilizing the specified materials and cloths, as needed. Wash and wipe all mirror finishes weekly utilizing the specified materials and cloths.

14. Remove spots, water marks, stains, dust on horizontal surfaces and finger prints utilizing the specified materials and cloths, as needed. Completely wash and wipe all partitions weekly surfaces utilizing the specified materials and cloths. Restore surface to a sanitary and sparkling clean condition.

ELEVATORS - (PASSENGER, FREIGHT, AND GARAGE CARS)

1. Wipe down wood wall surfaces utilizing the specified materials and cloths.

2. Wipe down elevator doors and frames nightly with treated cloth as specified. Remove finger prints, smudge marks, stains and grease.

3. Clean light lenses nightly utilizing the specified treated cloths.

4. Wash and wipe down mirror finishes nightly utilizing the specified materials and cloths. Restore to a sparkling clean condition.

5. Clean and wipe down metal finishes nightly utilizing specified materials and cloths to remove finger prints, smudge marks and grease.

6. Clean and wipe down metal flooring nightly. Detail clean utilizing specified cleaning materials, products and equipment, as required.

7. Vacuum carpet utilizing the specified commercial upright vacuum cleaner.

8. Vacuum elevator door tracks removing all debris. Thoroughly polish metal finish utilizing specified materials and cloths, as required.

FIRE STAIRWELLS (AS REQUIRED)

1. Completely wipe down handrails utilizing the specified materials and cloths.

2. Sweep and wet mop risers utilizing specified materials and equipment. All floor surfaces shall be slip resistant at all times.

3.Sweep and wet mop landings utilizing specified materials and equipment. All floor surfaces shall be slip resistant at all times. Completely strip existing concrete floor finish and reseal utilizing the specified materials. All floor surfaces shall be slip resistant at all times.

4.Wipe down sprinkler riser pipes utilizing the specified treated cloths, areas that are below six feet in height. Contractor to use caution while cleaning any related equipment valves and fire sprinkler system devices.

5. Clean light lenses utilizing the specified treated cloths.

BUILDING ENTRANCES

1. Spot clean from glass doors, sidelights, and partitions nightly finger prints, stains and surface dust. Detail clean quarterly utilizing the specified glass and window cleaning equipment and materials.

2. Remove finger prints, marks and stains from doors and frames nightly. Wipe down, clean and polish quarterly.

3. Completely clean and wipe down metal finishes nightly utilizing specified materials and cloths to remove finger prints, smudge marks and grease.

4. Vacuum carpet including areas that can be reasonably vacuumed including the moving of light furniture and chairs to accomplish this task.

5. Detailed carpet spotting in areas as they appear.

MAIN LOBBIES

1. Vacuum carpet cleaning utilizing the specified commercial upright vacuum cleaner. Includes all areas that can be reasonably vacuumed including the moving of light furniture and chairs to accomplish this task.

2. Detail carpet spotting in areas as they appear.

3. Dust mop and then wet mop all hard floor surfaces utilizing specified cleaning materials, products and equipment. Wet mop and then spray buff weekly to restore floor finish utilizing specified cleaning materials, products and equipment. Detail and thoroughly clean monthly utilizing specified cleaning materials, products and equipment.

4. Empty waster paper baskets, special canisters and/or receptacles into collection units and dispose from the Project nightly. Waste paper baskets and containers will be wiped clean and washed nightly.

5. Dusting of horizontal surfaces nightly with treated dust cloths.

6. Remove finger prints, marks and stains from doors and frames nightly utilizing the specified materials and cloths.

                               FIRST AMENDMENT TO
                                  OFFICE LEASE

THIS FIRST AMENDMENT TO OFFICE LEASE (this "Amendment") is made as of this 16th day of July, 1998, ("Effective Date") by and between F/P/D MASTER LEASE, INC., a Texas corporation ("Landlord"), and SERVICE ASSET MANAGEMENT COMPANY, INC., a North Carolina corporation ("Tenant").

                                   WITNESSETH:

WHEREAS, Landlord and Tenant entered into that certain Office Lease dated May 20, 1998 (the "Lease"), with respect to the lease of approximately 31,478 Rentable Square Feet (as defined in the Lease) on the 14th and 15th floors known as Suites 1400 and 1500 (the "Premises") of that certain office building known as 1700 Pacific Avenue, and located at 1700 Pacific Avenue, Dallas, Texas (the "Building");

WHEREAS, Landlord and Tenant now desire to amend the Lease to modify certain provisions of the Lease as set forth herein but not otherwise.

NOW, THEREFORE, for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Landlord and Tenant, intending to be and being legally bound, do hereby agree as follows:

1. DEFINED TERMS

All capitalized terms used herein and not defined herein have the meanings set forth in the Lease.

2. PARKING

Commencing on the Effective Date and continuing through and until the last day of the Lease Term, as extended if applicable, (in addition to and not in lieu of the Parking provided for in Section 53 of the Lease), Landlord shall provide two
(2) additional spaces in the On-Site Garage, which two (2) spaces shall be unreserved spaces, (the "Additional Spaces") and issue to Tenant one parking access card for each parking space. The Additional Spaces shall be added to and become a part of the unreserved parking spaces in the On-site Garage to which Tenant is entitled and shall be leased by Tenant on the same terms and conditions, including parking charges, set forth in Section 53 of the Lease.

3. FULL FORCE AND EFFECT

In the event any of the terms of the Lease conflict with the terms of this Amendment, the terms of this Amendment shall control. Except as amended hereby, all terms and conditions of the Lease shall remain in full force and effect, and Landlord and Tenant hereby ratify and confirm the Lease

                                  OFFICE LEASE

      This Office Lease (this LEASE) is entered into as of April_______, 1998 (the date of this LEASE), by F/P/D Master Lease, Inc., a Texas corporation (LANDLORD), and Service Asset Management Company, a North Carolina corporation (TENANT).

1. DEFINITIONS AND BASIC LEASE PROVISIONS.

      Some of the basic provisions and defined terms of this Lease are as follows:

PROJECT:                        1700 Pacific Avenue, Dallas, Texas, including the Land described on
                                EXHIBIT B, the Building, the On-Site Garage, the concourse, lobbies, plazas, walkways, open spaces, landscaped areas, and similar public areas located on, above, beneath or immediately adjacent to the Land, and any truck accessways, loading docks, or similar facilities which serve the Building, the Off-Site Garage, and the Building's interest in pedestrian tunnels, skybridges or parking garages now or hereafter connecting the Building to any building or garage that may be located on any other block adjacent to or nearby the block in which the Building is located.

BUILDING:                       The building located on the Land, known as 1700 Pacific Avenue, located at 1700 Pacific Avenue, Dallas, Texas 75201.

LEASED PREMISES:                31,478 Rentable Square Feet as shown on EXHIBIT A. Suite 1400 on
                                Floor 14 of the Building and Suite 1500 on Floor 15 of the
                                Building.

TENANT'S PROPORTIONATE SHARE:   2.348%, determined by dividing the number of Rentable Square Feet contained in the Leased Premises by the Total Building Area. The
                                Tenant's Proportionate Share shall change if the size of the Leased
                                Premises changes as a result of expansions, reductions, or otherwise.

TOTAL BUILDING AREA:            1,340,481 Rentable Square Feet.

MINIMUM RENT:                   July 98 - Dec 98    $      0.00 per month for months 1 through 6 June 1998 - Nov 1998
                                Jan 99 - Dec 2001   $ 39,347.50 per month for months 7 through 42
                                Jan 2002 - Dec 2003 $ 44,593.83 per month for months 43 through 66
                                Jan 2004 - Dec 2005 $ 47,217.00 per month for months 67 through 90
                                Jan 2006 - Dec 2008 $ 52,463.33 per month for months 91 through 126

RENT:                           The Minimum Rent and all other amounts payable by Tenant to
                                Landlord under this Lease, including Tenant's Proportionate
                                Share of Total Electricity Costs for the Project and Excess
                                Operating Costs.

COMMENCEMENT DATE:              June 1, 1998. (See Paragraph 3)

EXPIRATION DATE:                November 30, 2008. (See Paragraph 3)

LEASE TERM:                     126 Months, ending on the Expiration Date.

BASE YEAR FOR OPERATING COSTS:  Calendar year 1998.

TENANT'S BROKER:                Trinity Advisory Group, Inc.

LANDLORD'S BROKER:              Faison-Stone, Inc., a Texas corporation.

SECURITY DEPOSIT:               $ N/A

                                The approximately 1400 space parking garage on the western end of the block bounded by Harwood, Pearl, Main, and Elm Streets in Dallas, Texas.

ON-SITE GARAGE:                 The approximately 300 space parking garage that is part of the Building.

PARKING:                        4 spaces (Reserved or Unreserved) in the On-Site Garage, 27
                                Unreserved spaces in the Off-Site Garage, and, subject to
                                availability up to 60 additional unreserved spaces in the Off-Site
                                Garage on a month-to-month basis. (See Paragraph 53)

PERMITTED USE:                  General business offices.

TENANT PARTY(IES):              Tenant and its directors, shareholders, partners, trustees, members, agents, contractors, subcontractors, employees, licensees, servants, and invitees and all persons and entities claiming through any of these persons or entities.

Addresses for notices under this Lease:

      LANDLORD:                 F/P/D Master Lease, Inc.
                                c/o Faison-Stone, Inc.
                                1700 Pacific Avenue, Suite 4500
                                Dallas, Texas 75201
                                Attention: M. Scott Ozymy
                                Fax: (214) 969-0384

      TENANT: Service Asset Management Company 1700 Pacific Avenue, Suite 1400 Dallas, Texas 75201
                                Attention: William D. Gross
                                Fax: (214) ______-__________

                                with a copy to:

                                Service Asset Management Company
                                6907 Capital of Texas Highway #230
                                Austin, Texas 78755-0800
                                Attention: Roger J. Engemoen, Jr.
                                Fax: (512) 231-8526

            EXHIBIT G [Janitorial Specifications]

51.   COUNTERPARTS.

      This Lease may be executed in two or more counterparts, each of which is deemed an original and all of which together constitute one and the same instrument.

52.   RENTAL TAX.

      Tenant shall pay as additional Rent all licenses, charges, and other fees of every kind and nature as and when they become due arising out of or in connection with Tenant's use and occupancy of the Leased Premises and the Project (including the parking garages), including but not limited to license fees, business license taxes, and privilege, sales, excise, or other taxes (other than income) imposed upon Rent or upon services provided by Landlord or upon Landlord in an amount measured by Rent received by Landlord.

53.   PARKING.

      (a) During the Lease Term, Landlord shall provide, twenty-seven (27) unreserved parking spaces in the Off-Site Garage and four (4) spaces in the On-Site Garage, which four (4) spaces shall, at Tenant's option, be either reserved or unreserved spaces, and, subsequent to availability, on a month-to-month basis, up to sixty (60) additional unreserved spaces in the Off-Site Garage ("Temporary Spaces"), specified by Landlord and issue to Tenant one parking access card for each parking space. As rental for the parking spaces, Tenant shall pay (i) $75.00 per month (plus any applicable sales tax) for the first twenty-four (24) months of the Lease Term, $90.00 per month (plus any applicable sales tax) for months twenty-five (25) through sixty (60) of the Lease Term, and the parking charge (plus any applicable sales tax) then imposed by Landlord thereafter for the unreserved parking spaces in the Off-Site Garage, (ii) $125.00 per month (plus any applicable sales tax) for the first twenty-four
            (24) months of the Lease term, $135.00 per month (plus any applicable sales tax) for months twenty-five (25) through sixty (60) of the Lease Term, and the parking charge (plus any applicable sales tax) then imposed by Landlord thereafter for the unreserved parking spaces in the On-Site Garage, and (iii) $225.00 per month (plus any applicable sales tax) for the first twenty-four (24) months of the Lease Term, $235.00 per month (plus any applicable sales tax) for months twenty-five (25) through sixty (60) of the Lease Term, and the parking charge (plus any applicable sales tax) then imposed by Landlord thereafter for the reserved parking spaces in the On-Site Garage. Prior to issuance of the parking access cards, Tenant must deliver to Landlord a list of the automobile license numbers of Tenant's employees who will be using the cards, together with Landlord's then current per card deposit. This deposit is forfeited to Landlord if any card is lost or damaged or not returned to

                                    EXHIBIT F

                         to Office Lease by and between

                     F/P/D Master Lease, Inc., as Landlord,

                                       and

                   Service Asset Management Company, as Tenant

                           TENANT FINISH CONSTRUCTION

1. PLANS AND SPECIFICATIONS: Tenant and Landlord have approved complete plans and specifications (the CONSTRUCTION DOCUMENTS) for the construction of the tenant finish in the Leased Premises. Tenant shall pay the cost of the Construction Documents, provided that the Work Allowance, defined below, may be applied to the cost of the Construction Documents.

      All work to be performed by Landlord pursuant to the Construction Documents is referred to as the TENANT FINISH WORK. Landlord shall not be deemed to represent and warrant that the Construction Documents comply with Applicable Laws and Tenant, at its sole cost and expense, is responsible for the Construction Documents and Tenant's business operations at the Leased Premises complying with Access Laws.

2. TENANT FINISH WORK. Landlord shall construct or cause to be constructed the Tenant Finish Work in substantial accordance with the Construction Documents, subject to the Building Service Fee and Administrative Fee specified below. Tenant shall pay the Actual Cost (defined below) of all Tenant Finish Work in excess of $629,560 (the WORK ALLOWANCE). The Work Allowance may be applied to the cost of preparing the Construction Documents, relocation, installation of cabling, and space planning. The contractor Landlord selects to perform the Tenant Finish Work shall be selected by Landlord from at least three (3) qualified contractors who bid for such Tenant Finish Work. If the Actual Cost exceeds the Work Allowance, then Landlord agrees to pay up to $5.00 per rentable square foot contained in the Leased Premises, which additional sums shall be repaid by Tenant to Landlord by Minimum Rent being increased by an amount sufficient to fully amortize and pay such additional allowance together with interest at the rate of 10% per annum over the first 5 years of the Lease Term.

                               [15TH FLOOR PLAN]

                        SECOND AMENDMENT TO OFFICE LEASE

            THIS SECOND AMENDMENT TO OFFICE LEASE (this "Amendment") is made and entered into this 17th day of February, 1999 (the "Amendment Effective Date"), by and between F/P/D MASTER LEASE, INC., a Texas corporation "(Landlord"), and SERVICE ASSET MANAGEMENT COMPANY, a North Carolina corporation ("Tenant").

                                   WITNESSETH:

            WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated as of May 20th, 1998, as amended by the First Amendment to Office Lease, dated as of July 16th, 1998 (the "Lease"), with respect to the lease of approximately 31,478 Rentable Square Feet ("Leased Premises") in the building commonly referred to as 1700 Pacific Avenue located in Dallas, Texas (the "Building"); and

            WHEREAS, Landlord and Tenant mutually desire to amend the Lease to expand the Leased Premises and to modify certain other provisions of the Lease as set forth herein but not otherwise.

            NOW THEREFORE, for and in consideration of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Landlord and Tenant, intending to be and being legally bound, do hereby agree as follows:

1.    Defined Terms.

      (a) The "Expansion Date" shall be the earliest to occur of (i) March 1, 1999, (ii) the date Tenant occupies any part of the Expansion Space, or (iii) the Expansion Space Ready for Occupancy Date (defined below).

      (b) The "Expansion Space Ready for Occupancy Date" is the earlier to occur of:

            (1) the date that Landlord notifies Tenant that the City of Dallas has approved the Expansion Space for occupancy; or

            (2) the date the City of Dallas would have approved the Expansion Space for occupancy but for delays caused by any Tenant Party;

                  provided, if landlord performs any Additional Work (defined in Exhibit B). the Expansion Space Ready for Occupancy Date is deemed accelerated by the number of days in the Additional Work Period (defined in Exhibit B).

      (c) All other capitalized terms utilized herein and not defined herein shall have the meanings ascribed thereto in the Lease.

2.    Expansion of Leased Premises.

      Commencing on the Expansion Date, the Leased Premises shall be expanded from the existing 31,478 Rentable Square Feet (the "Existing Space") to include an additional 3,198 Rentable Square Feet on Floor 15 of the Building (the Expansion Space") as shown on Exhibit A attached hereto and made a part hereof, such that the total rentable square footage of the Leased Premises as of the Expansion Date shall be 34,676 Rentable Square Feet. The Expansion Space shall be added to and become part of the Leased Premises for all purposes of the Lease and shall be subject to all of the provisions of the Lease as amended hereby, applicable to the Leased Premises, including, without limitation, Tenant's obligation to pay Rent.

3.    Term of Expansion Space.

      The term of the Expansion Space shall commence on the Expansion Date and shall expire on the Expiration Date.

4.    Parking.

      Commencing on the Expansion Date, Landlord shall provide to Tenant, and Tenant shall accept and lease for the remainder of the Lease Term, as it may be extended, three (3) additional unreserved spaces in the Off-Site Garage (for a total of thirty (30) unreserved spaces in the Off-Site Garage) on the same terms and conditions as set forth in Section 53 of the Lease. Such additional three
(3) spaces shall not be considered Temporary Spaces.

5.    Tenant Improvements.

      (a) Landlord and Tenant each shall comply with the provisions of Exhibit B attached hereto. Tenant agrees to cooperate with Landlord in Landlord's construction of the Tenant Finish Work, and Tenant shall not take any action which would impede or hinder Landlord's construction of the Tenant Finish Work. Tenant hereby grants to Landlord access to the Existing Space commencing on the date hereof, for the purpose of the construction of the Tenant Finish Work and performing the obligations of Landlord set forth in Exhibit B. Tenant acknowledges that (i) the construction of the Tenant Finish Work may affect Tenant's business, (ii) Landlord shall not be responsible for any effect such construction may have on Tenant's business, and (iii) any such disturbance or effect in (i) or (ii) shall not constitute a default by Landlord under the Lease as amended hereby.

      (b) THE EXPANSION SPACE SHALL BE FURNISHED TO TENANT AT THE EXPANSION DATE IN AN AS-IS CONDITION AND LANDLORD SHALL NOT BE OBLIGATED TO MAKE ANY IMPROVEMENTS THERETO EXCEPT AS MAY BE PROVIDED IN EXHIBIT B. NOR SHALL TENANT BE ENTITLED TO ANY ALLOWANCE WITH RESPECT THERETO. ADDITIONALLY, LANDLORD MAKES NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASEHOLD IMPROVEMENTS IN THE EXISTING SPACE OR THE EXPANSION SPACE. ALL IMPLIED WARRANTIES WITH RESPECT THERETO, INCLUDING BUT NOT LIMITED TO THOSE OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE EXPRESSLY NEGATED AND WAIVED.

6.    Minimum Rent for Expansion Space

      (a) Commencing on the Expansion Date and continuing through and until the Expiration Date, Tenant's Minimum Rent for the Expansion Space shall be an annual amount equal to the sum of the product of (x) the annual Minimum Rental Rate identified below for the applicable period identified therein multiplied by
(y) the Rentable Square Feet of the Expansion Space.

Period                                                               Minimum Rental Rate
------                                                               -------------------
Expansion Date through the expiration of the thirtieth (30th)              $16.00             [ILLEGIBLE]
month of the Lease Term

The commencement of the thirty-first (31st) month of the Lease             $17.00             [ILLEGIBLE]
Term through the expiration of the fifty-fourth (54th) month of the Lease Term

The commencement of the fifty-fifth (55th) month of the Lease              $18.00             [ILLEGIBLE]
Term through the expiration of the seventh-eighth (78th) month of the Lease Term

                                                                                              2004 = 18 X 3,448

The commencement of the seventy-ninth (79th) month of the Lease            $19.00             [ILLEGIBLE]
Term through the expiration of the one hundred second (102nd)
month of the Lease Term

The commencement of the one hundred third (103rd) month of the             $21.00             [ILLEGIBLE]
Lease Term through the expiration of the one hundred twenty-sixth
(126th) month of the Lease Term

      All such Minimum Rent shall be payable in accordance with the provisions set forth in the Lease.

7.    Tenant's Proportionate Share.

      Effective as of the Effective Date, Tenant's Proportionate Share shall be 2.587% (in lieu of the 2.348% share set forth in Section 1 of the Lease) and determined by dividing the number of Rentable Square Feet of the Leased Premises (as expanded) by the Total Building Area. Tenant's Proportionate Share as recalculated shall be paid in accordance with the provisions set forth in the Lease. The Base Year for the purpose of calculating the Operating Costs shall remain the calendar 1998 and shall be applicable to both the Expansion Space and the Existing Space.

8.    Brokerage Commission.

      Landlord and Tenant hereby represent and warrant to each other that no commission is due and payable to any broker or other leasing agent in connection with this Amendment as a result of its own dealings with any such broker or leasing agent except Trinity Advisory Group, Inc. ("Broker"), and Landlord and Tenant hereby agree to indemnify and hold each other harmless from and against all loss, damage, cost and expense (including reasonable attorneys' fees) suffered by the other party as a result of a breach of the foregoing representation and warranty.

      Landlord has agreed to pay Broker a commission pursuant to a separate agreement between Broker and Landlord.

9.    Acceptance of Leased Premises.

      Tenant's occupancy of the Expansion Space is conclusive evidence that
Tenant: (A) accepts the Expansion Space as suitable for the purposes for which they are leased; (B) accepts the Expansion Space as being in a good and satisfactory condition; and (C) waives any defects in the Expansion Space.

10.   Full Force and Effect.

In the event any of the terms of the Lease conflict with the terms of this Amendment, the terms of this Amendment shall control. The Lease remains in full force and effect without any further amendments, alterations, or modifications thereto except as set forth herein, and Landlord and Tenant expressly ratify and confirm the Lease as amended hereby. The Lease, as amended by this Amendment, constitutes the entire agreement between the parties hereto and no further modification of the Lease shall be binding unless evidenced by an agreement in writing signed by Landlord and Tenant.

            EXECUTED the day and year first above written.

                                            LANDLORD:

                                            F/P/D MASTER LEASE, INC.,
                                            a Texas corporation

                                            By: /s/ John B. Detwiler
                                                ----------------------------
                                            Name:  John B. Detwiler
                                            Title: Asst VP

                                            TENANT:

                                            SERVICE ASSET MANAGEMENT COMPANY,
                                            a North Carolina corporation

                                            By: /s/ Roger J. Engemoen, Jr.
                                                ----------------------------
                                            Name:  Roger J. Engemoen, Jr.
                                            Title: President

                                    EXHIBIT A

                         FLOOR PLAN OF EXPANSION SPACE

                               [15TH FLOOR PLAN]

                                    EXHIBIT B

                to First Amendment to Office Lease by and between

                     F/P/D Master Lease, Inc., as Landlord,

                                       and

                   Service Asset Management Company, as Tenant

                           TENANT FINISH CONSTRUCTION

1. PLANS AND SPECIFICATIONS: Tenant and Landlord have approved complete plans and specifications (the "Construction Documents") for the construction of the tenant finish in the Expansion Space. Tenant shall pay the cost of the Construction Documents, provided that the Work Allowance, defined below, may be applied to the cost of the Construction Documents.

      All work to be performed by Landlord pursuant to the Construction Documents is referred to as the "Tenant Finish Work". Landlord shall not be deemed to represent and warrant that the Construction Documents comply with Applicable Laws and Tenant, at its sole cost and expense, is responsible for the Construction Documents and Tenant's business operations at the Leased Premises complying with Access Laws.

2. TENANT FINISH WORK. Landlord shall construct or cause to be constructed the Tenant Finish Work in substantial accordance with the Construction Documents, subject to the Building Service Fee and Administrative Fee specified below. Tenant shall pay the Actual Cost (defined below) of all Tenant Finish Work in excess of $55,032 (the "Work Allowance"). The Work Allowance may be applied to the cost of preparing the Construction Documents, relocation, installation of cabling, and space planning. The contractor Landlord selects to perform the Tenant Finish Work shall be selected by Landlord from at least three (3) qualified contractors who bid for such Tenant Finish Work.

      The term "Actual Cost" means the cost of all labor and materials and all hard and soft costs, together with the Building Service Fee of 2.5% of all hard costs, incurred by Landlord in performing the Tenant Finish Work or the Additional Work (defined below), as applicable.

      If prior to commencement of the Tenant Finish Work Landlord determines, based on construction bids received by Landlord, that the Actual Cost of the Tenant Finish Work will exceed the Work Allowance, Tenant shall pay the excess to Landlord. Landlord is not obligated to commence the Tenant Finish Work until it receives the excess payment from Tenant.

      If during construction the Actual Cost of the Tenant Finish Work exceeds the Work Allowance and all amounts previously paid by Tenant to Landlord prior to the commencement of construction, Landlord shall submit interim statements covering any excess costs incurred by Landlord under this Paragraph and Tenant shall pay the amount of the excess costs to Landlord.

      If the Actual Cost of the Tenant Finish Work is less than the Work Allowance, such excess, not to exceed $2.00 per rentable square foot, shall be credited against the monthly Minimum Rent first accruing after the Expansion Date hereunder.

3. ADDITIONAL WORK. If Landlord performs, at Tenant's request and upon submission by Tenant and approval by Landlord of necessary plans and specifications (as approved, the "Additional Work Plans"), any work over and above the Tenant Finish Work ("Additional Work"), including any Additional Work approved by change order or work order, the Additional Work is at Tenant's expense, to which of any remaining balance of the Work Allowance may be applied. Landlord is not obligated to perform any Additional Work until Tenant pays Landlord the Actual Cost of the Additional Work, as estimated by Landlord. If the Actual Cost of the Additional Work exceeds the estimated amount paid by Tenant, Tenant shall pay the excess to Landlord.

      The Additional Work is not part of the Tenant Finish Work. If Landlord agrees to perform any Additional Work, Landlord shall request that its contractor estimate the additional amount of time that will be added to the completion of the Tenant Finish Work because of the Additional Work (the "Additional Work Period"). This estimate is conclusive and binding on Landlord and Tenant for the purpose of establishing the Expansion Space Ready for Occupancy Date.

4. DELAYS: If Landlord is delayed in substantially completing the Tenant Finish Work or any Additional Work as a result of:

      (a) Tenant's failure to promptly and timely furnish any information required by Landlord;

      (b) Tenant's delay in approving the Construction Documents or in submitting any Additional Work Plans or in modifying the Additional Work Plans as required by Landlord;

      (c) Tenant's request for materials, finishes, or installations other than Landlord's Building standard items or for long lead items;

      (d) Tenant's changes in the Construction Documents or any Additional Work Plans;

      (e)   interference with Landlord's work by any Tenant Party; or

      (f) Tenant does not timely obtain the approval, if required, of the Texas Department of Licensing and Regulation;

      then the Expansion Space Ready for Occupancy Date is accelerated by the number of days of Tenant delays.

5. EARLY ENTRY: Upon request by Tenant, Landlord shall permit Tenant and its contractors to enter the Expansion Space prior to the Expansion Space Ready for Occupancy Date, in order that Tenant may perform through its own contractor(s) (who must be approved by Landlord) other work and decorations Tenant wants in the Expansion Space while Landlord's contractors are working. This license to enter prior to the Expansion Space Ready for Occupancy Date is subject to the following conditions:

      (a) Tenant's contractor(s) must work in harmony and not interfere with Landlord's contractors and subcontractors; and

      (b) Prior to commencement of the work by Tenant's contractor(s), Tenant must deliver evidence to Landlord of compliance with the requirements of Exhibit D of the Lease.

      Landlord may revoke this license upon 48 hours' notice to Tenant if the entry causes disharmony or interference with the Tenant Finish Work or any Additional Work.

      Landlord is not liable in any way for any injury, loss, or damage that occurs to any of Tenant's decorations or installations made prior to the Expansion Space Ready for Occupancy Date, the entry being solely at Tenant's risk. Tenant shall indemnify, defend, and hold Landlord harmless from any claims, demands, actions, losses, and damages arising from activities of Tenant's contractors, workers, and mechanics.

6. PROJECT ENGINEER: Tenant must use the fire alarm, mechanical, electrical, and plumbing engineer(s) of record for the Project in connection with any Tenant Finish Work or Additional Work affecting the Building's fire alarm, mechanical, electrical, or plumbing systems. Landlord shall designate from time to time (i) the mechanical, electrical and plumbing engineer of record for the Project, and (ii) the fire alarm contractor of record for the Project.

7. PAYMENTS BY TENANT: All amounts payable by Tenant under this Exhibit B are payable to Landlord as additional Rent within 10 days after Tenant's receipt of Landlord's demand.

8. STANDARD IMPROVEMENTS; TENANT IMPROVEMENTS: For purposes of allocating repair and obligations with respect to the Expansion Space, the Standard Improvements shall include, in addition to the Standard Improvements with respect to the Expansion Space, those improvements located in the Expansion Space as of the date of this Amendment (and all other improvements in and to the Expansion Space shall be deemed to be a part of the Tenant Improvements).

                         THIRD AMENDMENT TO OFFICE LEASE

            THIS THIRD AMENDMENT TO OFFICE LEASE (this "Amendment") is made and entered into this 20th day of September, 1999, but to be effective as of February 17, 1999 (the "Amendment Effective Date"), by and between F/P/D MASTER LEASE, INC., a Texas corporation "(Landlord"), and SERVICE ASSET MANAGEMENT COMPANY, a North Carolina corporation ("Tenant").

                                   WITNESSETH:

            WHEREAS, Landlord and Tenant entered into that certain Lease Agreement (the "Original Lease") dated as of May 20, 1998, with respect to the lease of approximately 31,478 Rentable Square Feet ("Leased Premises") in the building commonly referred to as 1700 Pacific Avenue located in Dallas, Texas (the "Building");

            WHEREAS, the Original Lease has been amended by that certain First Amendment to Office Lease dated as of July 16, 1998, and that certain Second Amendment to Office Lease dated as of February 17, 1999 (the "Second Amendment") (the Original Lease, as amended, the "Lease"); and

            WHEREAS, Landlord and Tenant mutually desire to amend the Lease to modify the number of Rentable Square Feet comprising the Expansion Space as provided in the Second Amendment and to modify certain other provisions of the Second Amendment as set forth herein but not otherwise.

            NOW THEREFORE, for and in consideration of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Landlord and Tenant, intending to be and being legally bound, do hereby agree as follows:

1.    Defined Terms.

      All capitalized terms utilized herein and not defined herein shall have the meanings ascribed thereto in the Lease.

2.    Change in Rentable Square Feet.

Effective as of the Amendment Effective Date, Paragraph 2 of the Second Amendment shall be amended as follows:

      (a) The number "3,198" located in the second line thereof shall be deleted and replaced with the number "3,448"; and

      (b) The number "34,676" located in the fifth line thereof shall be deleted and replaced with the number "34,926".

3.    Tenant's Proportionate Share.

Effective as of the Amendment Effective Date, Paragraph 7 of the Second Amendment shall be amended to delete the percentage "2.578%" located in the first line thereof and to replace the percentage "2.605%" therefor.

4.    Work Allowance.

Effective as of the Amendment Effective Date, the first paragraph of Section 2 of Exhibit B attached to the Second Amendment shall be amended to delete the amount "$55,032" located in the fourth line thereof and to replace the amount "$59,334.06" therefor.

5.    Exhibit A.

Effective as of the Amendment Effective Date, Exhibit A attached to the Second Amendment shall be deleted and replaced with Exhibit A attached hereto.

6.    Brokerage Commission.

      Except for the commission due and payable to Trinity Advisory Group and Cousins Stone, LP. (collectively, the "Brokers"), which commissions shall be payable by Landlord pursuant to separate agreements entered into by Landlord and Brokers, Landlord and Tenant hereby represent and warrant to each other that no commission is due and payable to any broker or other leasing agent in connection with this Amendment as a result of its own dealings with any such broker or leasing agent, and Landlord and Tenant hereby agree to indemnify and hold each other harmless from and against all loss, damage, cost and expense (including reasonable attorneys fees) suffered by the other party as a result of a breach of the foregoing representation and warranty.

7.    Full Force and Effect.

In the event any of the terms of the Lease conflict with the terms of this Amendment, the terms of this Amendment shall control. The Lease remains in full force and effect without any further amendments, alterations, or modifications thereto except as set forth herein, and Landlord and Tenant expressly ratify and confirm the Lease as amended hereby. The Lease, as amended by this Amendment, constitutes the entire agreement between the parties hereto and no further modification of the Lease shall be binding unless evidenced by an agreement in writing signed by Landlord and Tenant.

            EXECUTED the day and year first above written.

                                      LANDLORD:

                                      F/P/D MASTER LEASE, INC.,
                                      a Texas corporation

                                      By: /s/ John B. Detwiler
                                          ---------------------------------
                                      Name:  John B. Detwiler
                                      Title: Asst VP

                                      TENANT:

                                      SERVICE ASSET MANAGEMENT
                                      COMPANY,
                                      a North Carolina corporation

                                      By: /s/ Roger J. Engemoen, Jr.
                                          ---------------------------------
                                      Name:  Roger J. Engemoen, Jr.
                                      Title: President

                                    EXHIBIT A

                         FLOOR PLAN OF EXPANSION SPACE

                               [15TH FLOOR PLAN]

[FAISON STONE LOGO]

Faison-Stone, Inc.

   May 27, 1999

   William D. Gross                         Via Regular Mail and Certified Mail
   Service Asset Management Company         Return Receipt No. P 565 057 747
   1700 Pacific Avenue, Suite 1400
   Dallas, Texas 75201

   Re: Office Lease Agreement (1700 PACIFIC) dated May 20, 1998 (the "Lease") by and between Service Asset Management Company, as Tenant and F/P/D Master Lease, Inc., as Landlord, and amended on July 16, 1998 (1st amendment) and February 17, 1999 (2nd amendment).

   Dear Mr. Gross:

   Reference is made to the above Lease and Section 3 thereof. This letter will confirm the date the Original Premises were Ready for Occupancy was July 1, 1998. Therefore, the term of the Lease will be July 1, 1998 through December 31, 2008.

   The Second Amendment dated February 17, 1999 states that Tenant's rent commences on the Expansion Date and continues through the Expiration Date (December 31, 2008). The Expansion Date is defined as the earliest to occur of March 1, 1999, the date Tenant occupies any part of the Space, or the Expansion Ready for Occupancy Date. Therefore, the term of the Expansion Space will be March 1, 1999 through December 31, 2008.

   If this confirmation of the Lease terms meets your approval, please signify in the space provided and return three copies of this letter to my attention at the address below. Keep one copy for your files.

   Please call me should you have any questions or if I can be of service.

   Sincerely,

   By:   F/P/D MASTER LEASE, INC.
         By:   Faison-Stone, Inc., Manager

               By: /s/ Gary Lindenberger
                   -----------------------------------
                   Gary Lindenberger, Property Manager

   Approved:
         SERVICE ASSET MANAGEMENT COMPANY, A North Carolina corporation

         By: /s/ Roger J. Engemoen, Jr.
             ----------------------------------------
         Name:  Roger J. Engemoen, Jr.
         Title: President

   C:    100.201

             1700 Pacific Avenue - Suite 4500 - Dallas, Texas 75201
                - Telephone (214) 855-3700 - Fax (214) 855-3725

                        FOURTH AMENDMENT TO OFFICE LEASE

            THIS FOURTH AMENDMENT TO OFFICE LEASE (this "Amendment") is made and entered into this 30th day of November, 1999 (the "Amendment Effective Date"), by and between F/P/D MASTER LEASE, INC., a Texas corporation ("Landlord"), and SERVICE ASSET MANAGEMENT COMPANY, a North Carolina corporation ("Tenant").

                                   WITNESSETH:

            WHEREAS, Landlord and Tenant entered into that certain Office Lease dated as of May 20, 1998, as amended by (i) that certain First Amendment to Office Lease, dated as of July 16, 1998, (ii) that certain Second Amendment to Office Lease dated as of February 17, 1999, and (iii) that certain Third Amendment to Office Lease (the "Third Amendment"), dated as of September 20, 1999 (as amended, the "Lease"), with respect to the lease of approximately 34,676 Rentable Square Feet ("Leased Premises") in the building commonly referred to as 1700 Pacific Avenue located in Dallas, Texas (the "Building"); and

            WHEREAS, Landlord and Tenant mutually desire to amend the Lease to expand the. Leased Premises and to modify certain other provisions of the Lease as set forth herein but not otherwise.

            NOW THEREFORE, for and in consideration of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Landlord and Tenant, intending to be and being legally bound, do hereby agree as follows:

1.    Defined Terms.

      (a) The "First Expansion Date" shall be the earliest to occur of (i) January 15, 2000, or (ii) the date Tenant occupies any part of the First Expansion Space (as defined below).

      (b) The "Second Expansion Date" shall be the earliest to occur of (i) July 1, 2000, or (ii) the date Tenant occupies any part of the Second Expansion Space (as defined below).

      (c) The "Expansion Space" shall mean, individually and collectively as the context requires, the First Expansion Space and/or the Second Expansion Space.

      (d) All other capitalized terms utilized herein and not defined herein shall have the meanings ascribed thereto in the Lease.

2.    Expansion of Leased Premises.

      (a) Commencing on the First Expansion Date, the Leased Premises shall be expanded from the existing 34,926 Rentable Square Feet (the "Existing Space") to include an additional 4,345

Rentable Square Feet on Floor 15 of the Building (the "First Expansion Space") as shown on Exhibit A attached hereto and made a part hereof, such that the total Rentable Square Feet contained within the Leased Premises as of the First Expansion Date shall be 39,271 Rentable Square Feet.

      (b) Commencing on the Second Expansion Date, the Leased Premises shall be expanded from the then existing 39,271 Rentable Square Feet (as previously expanded to include the First Expansion Space) to include an additional 15,397 Rentable Square Feet on Floor 15 of the Building (the "Second Expansion Space") as shown on Exhibit A, such that the total Rentable Square Feet contained within the Leased Premises as of the Second Expansion Date shall be 50,323 Rentable Square Feet.

      (c) The Expansion Space shall be added to and become part of the Leased Premises for all purposes of the Lease and, except as expressly set forth herein, shall be subject to all of the provisions of the Lease, as amended hereby, applicable to the Leased Premises, including, without limitation, Tenant's obligation to pay Rent.

3.    Term of Lease for Expansion Space.

      The term of the Lease (i) for the First Expansion Space shall commence on the First Expansion Date, (ii) for the Second Expansion Space shall commence on the Second Expansion Date, and (iii) shall expire for the First Expansion Space, the Second Expansion Space and all other portions of the Leased Premises on the Expiration Date.

4.    Parking.

      (a) Commencing on the First Expansion Date, Landlord shall provide to Tenant, and Tenant shall accept and lease for the remainder of the Lease Term, as it may be extended, (i) six (6) additional unreserved spaces in the Off-Site Garage (for a total of thirty (36) unreserved spaces in the Off-Site Garage), and (ii) one (1) additional unreserved space in the On-Site Garage (for a total of seven (7) unreserved spaces in the On-Site Garage).

      (b) Commencing on the Second Expansion Date, Landlord shall provide to Tenant, and Tenant shall accept and lease for the remainder of the Lease Term, as it may be extended, (i) six (6) additional unreserved spaces in the Off-Site Garage (for a total of forty-two (42) unreserved spaces in the Off-Site Garage), and (ii) two (2) additional unreserved spaces in the On-Site Garage (for a total of nine (9) unreserved spaces in the On-Site Garage).

      (c) Such additional spaces shall be provided to Tenant on the same terms and conditions as set forth in Section 53 of the Lease and shall not be considered Temporary Spaces.

5.    Tenant Improvements.

      (a) Landlord and Tenant each shall comply with the provisions of Exhibit B attached hereto. Tenant agrees to cooperate with Landlord in Landlord's construction of the Tenant Finish Work (as defined in said Exhibit B). and Tenant shall not take any action which would impede or hinder Landlord's construction of the Tenant Finish Work. Tenant hereby grants to Landlord access to the Existing Space and the Expansion Space commencing on the date hereof, for the purpose of the construction of the Tenant Finish Work and performing the obligations of Landlord set forth in Exhibit B. Tenant acknowledges that (i) the construction of the Tenant Finish Work may affect Tenant's business, (ii) Landlord shall not be responsible for any effect such construction may have on Tenant's business, and (iii) any such disturbance or effect in (i) or (ii) shall not constitute a default by Landlord under the Lease as amended hereby.

      (b) THE FIRST EXPANSION SPACE SHALL BE FURNISHED TO TENANT ON THE FIRST EXPANSION DATE AND THE SECOND EXPANSION SPACE SHALL BE FURNISHED TO TENANT ON THE SECOND EXPANSION DATE, EACH IN AN AS-IS CONDITION AND LANDLORD SHALL NOT BE OBLIGATED TO MAKE ANY IMPROVEMENTS THERETO, EXCEPT AS MAY BE PROVIDED IN EXHIBIT B, NOR SHALL TENANT BE ENTITLED TO ANY ALLOWANCE WITH RESPECT THERETO, EXCEPT AS MAY BE PROVIDED IN EXHIBIT B. ADDITIONALLY, LANDLORD MAKES NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASEHOLD IMPROVEMENTS IN THE EXISTING SPACE, THE EXPANSION SPACE OR ANY PORTION THEREOF. ALL IMPLIED WARRANTIES WITH RESPECT THERETO, INCLUDING BUT NOT LIMITED TO THOSE OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE EXPRESSLY NEGATED AND WAIVED.

6.    Minimum Rent for Expansion Space

      (a) Commencing (i) on the First Expansion Date with respect to the First Expansion Space, and (ii) on the Second Expansion Date with respect to the Second Expansion Space, and continuing through and until the Expiration Date, Tenant's Minimum Rent for the Expansion Space shall be an annual amount equal to the sum of the product of (x) the annual Minimum Rental Rate identified below for the applicable period identified therein, multiplied by (y) the Rentable Square Feet then included within the Expansion Space, subject in each case, however, to the provisions of Paragraph 2 of Exhibit B.

Period                                                             Minimum Rental Rate
------                                                             -------------------
First Expansion Date or Second Expansion                                  $16.00
Date, as applicable, through the expiration of
the thirtieth (30th) month of the Lease Term

The commencement of the thirty-first (31st) month of the Lease            $17.00
Term through the expiration of the fifty-fourth (54th) month of the Lease Term

The commencement of the fifty-fifth (55th) month of the Lease             $18.00        Jan 2003 - Dec 2004
Term through the expiration of the seventh-eighth (78th) month of the Lease Term

The commencement of the seventy-ninth (79th) month of the Lease           $19.00        Jan 2005 - Dec 2006
Term through the expiration of the one hundred second (102nd)
month of the Lease Term

The commencement of the one hundred third (103rd) month of the            $21.00        Jan 2007 - Dec 2008
Lease Term through the expiration of the one hundred
twenty-sixth (126th) month of the Lease Term

      All such Minimum Rent shall be payable in accordance with the provisions set forth in the Lease.

7.    Tenant's Proportionate Share.

      (a) Effective as of the First Expansion Date, Tenant's Proportionate Share shall become 2.911% (in lieu of the 2.605% share set forth in the Third Amendment), as determined by dividing the number of Rentable Square Feet of the Leased Premises (as expanded to include the First Expansion Space) by the Total Building Area.

      (b) Effective as of the Second Expansion Date, Tenant's Proportionate Share shall become 3.735% (in lieu of the 2.911% share set forth in Section 7(a) above), as determined by dividing the number of Rentable Square Feet of the Leased Premises (as expanded to include the Second Expansion Space) by the Total Building Area.

      (c) Tenant's Proportionate Share of both Operating Costs and Total Electricity Costs, as recalculated, shall be paid in accordance with the provisions set forth in the Lease. The Base Year for the purpose of calculating the Operating Costs shall remain calendar year 1998 and shall be applicable to both the Expansion Space and the Existing Space.

8.    Right of First Notice.

      (a) If during the Lease Term space on floor 20 of the Building (the FIRST NOTICE SPACE) is available for lease and Landlord receives an expression of interest in the First Notice Space from a prospective tenant, Landlord shall deliver a notice to Tenant offering to lease the First Notice Space to Tenant (subject to subparagraph (i) below). Landlord's notice must specify the First Notice Rate (defined below). The term AVAILABLE FOR LEASE means that the First Notice Space is not then subject to any existing rights of third parties, including, without limitation, rights of first notice, expansion rights, extension rights, options to lease, or other rights. Notwithstanding the foregoing, if during the Lease Term Landlord receives an expression of interest in all or a part of floor 20 that also includes an expression of interest in all or a part of any other floor from a prospective tenant, then Landlord shall not be obligated to offer the First Notice Space to Tenant, and Tenant may not exercise its option to lease the First Notice Space in such case.

      (b) Tenant may elect to lease the First Notice Space by delivering a notice (the RESPONSE NOTICE) to Landlord within 5 days after the date of Landlord's notice specifying that Tenant elects either (1) to lease all, but not less than all, of the applicable First Notice Space offered or (2) to decline to lease the applicable First Notice Space offered.

      (c) If (1) Landlord does not receive the Response Notice within the 5-day period or (2) in the Response Notice Tenant does not elect to lease all of the applicable First Notice Space offered, Tenant is deemed to waive its right to lease the First Notice Space and Tenant has no further rights under this Paragraph, but Tenant shall have a continuing right of first notice with respect to the First Notice Space subsequently offered on terms materially different from those contained in Landlord's notice or if Landlord does not enter into a binding commitment with the prospective tenant within 120 days after delivery of Landlord's notice to Tenant.

      (d) If Tenant timely delivers a Response Notice electing to lease all of the applicable First Notice Space offered, Tenant's lease of the applicable First Notice Space commences on the earlier of the date that Tenant occupies such First Notice Space or the date 60 days after Landlord's receipt of the Response Notice and is on the same terms as the Lease except that the Rent and other applicable terms for the First Notice Space adjust based on the First Notice Rate. Landlord shall prepare and deliver to Tenant an amendment to the Lease adding the First Notice Space to the Leased Premises upon the terms specified in this Paragraph, Tenant shall execute, and deliver the amendment to Landlord within 10 days after Tenant's receipt of the amendment, and Landlord will deliver to Tenant a counterpart of the amendment executed by Landlord.

      (e) Landlord is not obligated to offer the First Notice Space to Tenant, and Tenant may not exercise its option to lease the First Notice Space, if at the time Landlord would otherwise be obligated to give the Notice to Tenant, Tenant is in default under the Lease.

      (f) The term FIRST NOTICE RATE means the Market Rate, as defined in Paragraph 60 of the Lease, as determined by Landlord in its sole discretion, provided the Rent components of the First Notice Rate will not be less than the Rent then being paid under the Lease.

      (g) Tenant may not assign this option to lease the First Notice Space to any assignee of the Lease, nor may any sublessee or assignee exercise this option.

9.    Brokerage Commission.

      Landlord and Tenant hereby represent and warrant to each other that no commission is due and payable to any broker or other leasing agent in connection with this Amendment as a result of its own dealings with any such broker or leasing agent, except Trinity Advisory Group, Inc. ("Broker"), and Landlord and Tenant hereby agree to indemnify and hold each other harmless from and against all loss, damage, cost and expense (including reasonable attorneys' fees) suffered by the other party as a result of a breach of the foregoing representation and warranty.

      Landlord has agreed to pay Broker a commission pursuant to a separate agreement between Broker and Landlord.

10.   Acceptance of Expansion Space.

      Tenant's occupancy of the Expansion Space is conclusive evidence that
Tenant: (A) accepts the Expansion Space as suitable for the purposes for which they are leased; (B) accepts the Expansion Space as being in a good and satisfactory condition; and (C) waives any defects in the Expansion Space.

11.   Full Force and Effect.

      In the event any of the terms of the Lease conflict with the terms of this Amendment, the terms of this Amendment shall control. The Lease remains in full force and effect without any further amendments, alterations, or modifications thereto, except as set forth herein, and Landlord and Tenant expressly ratify and confirm the Lease as amended hereby. The Lease, as amended by this Amendment, constitutes the entire agreement between the parties hereto and no further modification of the Lease shall be binding unless evidenced by an agreement in writing signed by Landlord and Tenant.

                      [END OF PAGE; SIGNATURE PAGE FOLLOWS]

            EXECUTED the day and year first above written.

                                   LANDLORD:

                                   F/P/D MASTER LEASE, INC.,
                                   a Texas corporation

                                   By: /s/ John B. Detwiler
                                       -----------------------------------
                                   Name:  John B. Detwiler
                                   Title: Asst. VP

                                   TENANT:

                                   SERVICE ASSET MANAGEMENT COMPANY,
                                   a North Carolina corporation

                                   By: /s/ Roger J. Engemoen, Jr.
                                       -----------------------------------
                                   Name:  Roger J. Engemoen, Jr.
                                   Title: President

                                   EXHIBIT A

                         FLOOR PLAN OF EXPANSION SPACE

                               [15TH FLOOR PLAN]

                                    EXHIBIT B

               to Fourth Amendment to Office Lease by and between

                     F/P/D Master Lease, Inc., as Landlord.

                                       and

                   Service Asset Management Company, as Tenant

                           TENANT FINISH CONSTRUCTION

1. PLANS AND SPECIFICATIONS: Tenant and Landlord have approved complete plans and specifications (the "Construction Documents") for the construction of the tenant finish in the Expansion Space. Tenant shall pay the cost of the Construction Documents, provided that the Work Allowance, defined below, may be applied to the cost of the Construction Documents.

      All work to be performed by Landlord pursuant to the Construction Documents is referred to as the "Tenant Finish Work". Landlord shall not be deemed to represent and warrant that the Construction Documents comply with Applicable Laws and Tenant, at its sole cost and expense, is responsible for the Construction Documents and Tenant's business operations at the Leased Premises complying with Access Laws.

2. TENANT FINISH WORK. Landlord shall construct or cause to be constructed the Tenant Finish Work in substantial accordance with the Construction Documents, subject to the Building Service Fee and Administrative Fee specified below. Tenant shall pay the Actual Cost (defined below) of all Tenant Finish Work in excess of (i) with respect to the First Expansion Space $74,140.87 (the "First Expansion Space Work Allowance"), and (ii) with respect to the Second Expansion Space $178,937.14 (the "Second Expansion Space Work Allowance"; the First Expansion Space Work Allowance and Second Expansion Space Work Allowance, collectively, the "Work Allowance").

      Notwithstanding the foregoing, Tenant shall have the right (the "Increase Option") to elect (i) to increase the amount of the First Expansion Space Work Allowance by an amount not to exceed $12,759.13 by furnishing notice to Landlord on or prior to ten (10) Business Days after the final Construction Documents for the First Expansion Space have been approved (which notice must contain the amount of the increase desired by Tenant, not to exceed said $12,759.13 [the "First Expansion Space Increased Amount"]), and/or (ii) to increase the amount of the Second Expansion Space Work Allowance by an amount not to exceed $42,109.00 by furnishing notice to Landlord on or prior to ten (10) Business Days after the final Construction Documents for the Second Expansion Space have been approved (which notice must contain the amount of the increase desired by Tenant, not to exceed said $42,109,00 [the "Second Expansion Space Increased Amount"]).

      Notwithstanding anything to the contrary contained in the Lease or this Amendment, if Tenant timely elects the Increase Option as to the First Expansion Space (i) the Work Allowance as to the First Expansion Premises shall be increased by the First Expansion Space Increased Amount, and (ii) the Minimum Rental Rates applicable to the First Expansion Space as set forth in Section 6 of the Amendment to which this Exhibit B is attached shall be increased by an amount sufficient to fully amortize the First Expansion Space Increased Amount together with interest at the rate of ten percent (10%) per annum over the remainder of the first five (5) years of the Lease Term.

      Notwithstanding anything to the contrary contained in the Lease or this Amendment, if Tenant timely elects the Increase Option as to the Second Expansion Space (i) the Work Allowance as to the Second Expansion Premises shall be increased by the Second Expansion Space Increased Amount, and
      (ii) the Minimum Rental Rates applicable to the Second Expansion Space as set forth in Section 6 of the Amendment to which this Exhibit B is attached shall be increased by an amount sufficient to fully amortize the Second Expansion Space Increased Amount together with interest at the rate of ten percent (10%) per annum over the remainder of the first five (5) years of the Lease Term.

      If Tenant fails to timely exercise the Increase Option in accordance with the foregoing paragraphs, the Increase Option shall terminate and Tenant shall have forever waived its right to increase the Work Allowance as provided herein.

      The Work Allowance may be applied to the cost of preparing the Construction Documents, relocation, installation of cabling, and space planning. The contractor Landlord selects to perform the Tenant Finish Work shall be selected by Landlord from at least three (3) qualified contractors who bid for such Tenant Finish Work.

      The term "Actual Cost" means the cost of all labor and materials and all hard and soft costs, together with the Building Service Fee of 2.5% of all hard costs, incurred by Landlord in performing the Tenant Finish Work or the Additional Work (defined below), as applicable.

      If prior to commencement of the Tenant Finish Work Landlord determines, based on construction bids received by Landlord, that the Actual Cost of the Tenant Finish Work will exceed the Work Allowance, Tenant shall pay the excess to Landlord. Landlord is not obligated to commence the Tenant Finish Work until it receives the excess payment from Tenant.

      If during construction the Actual Cost of the Tenant Finish Work exceeds the Work Allowance and all amounts previously paid by Tenant to Landlord prior to the commencement of construction, Landlord shall submit interim statements covering any excess costs incurred by Landlord under this Paragraph 2 and Tenant shall pay the amount of the excess costs to Landlord.

3. ADDITIONAL WORK. If Landlord performs, at Tenant's request and upon submission by Tenant and approval by Landlord of necessary plans and specifications (as approved, the "Additional Work Plans"), any work over and above the Tenant Finish Work ("Additional Work"), including any Additional Work approved by change order or work order, such Additional Work shall be at Tenant's sole cost and expense. Landlord is not obligated to perform any Additional Work until Tenant pays Landlord the Actual Cost of the Additional Work, as estimated by Landlord. If the Actual Cost of the Additional Work exceeds the estimated amount paid by Tenant, Tenant shall pay the excess to Landlord.

4.    INTENTIONALLY DELETED.

5. EARLY ENTRY: Upon request by Tenant, Landlord shall permit Tenant and its contractors to enter the First Expansion Space prior to the First Expansion Date and the Second Expansion Space prior to the Second Expansion Date in order that Tenant may perform through its own contractor(s) (who must be approved by Landlord) installation of telecommunication cabling and other work and decorations Tenant wants in such portion of the Expansion Space while Landlord's contractors are working therein. This license is subject to the following conditions:

            1. Tenant's contractor(s) must work in harmony and not interfere with Landlord's contractors and subcontractors; and

            2. Prior to commencement of the work by Tenant's contractor(s), Tenant must deliver evidence to Landlord of compliance with the requirements of Exhibit D of the Lease.

      Landlord may revoke this license upon 48 hours' notice to Tenant if the entry causes disharmony or interference with the Tenant Finish Work or any Additional Work.

      Landlord is not liable in any way for any injury, loss, or damage that occurs to any of Tenant's decorations or installations made during such early entry period, such entry being solely at Tenant's risk. Tenant shall indemnify, defend, and hold Landlord harmless from any claims, demands, actions, losses, and damages arising from activities of Tenant's contractors, workers, and mechanics.

6. PROJECT ENGINEER: Tenant must use the fire alarm, mechanical, electrical, and plumbing engineer(s) of record for the Project in connection with any Tenant Finish Work or Additional Work affecting the Building's fire alarm, mechanical, electrical, or plumbing systems. Landlord shall designate from time to time (i) the mechanical, electrical and plumbing engineer of record for the Project, and (ii) the fire alarm contractor of record for the Project.

7. PAYMENTS BY TENANT: All amounts payable by Tenant under this Exhibit B are payable to Landlord as additional Rent within 10 days after Tenant's receipt of Landlord's demand.

8. STANDARD IMPROVEMENTS: TENANT IMPROVEMENTS: For purposes of allocating repair and obligations with respect to the Expansion Space, the Standard Improvements shall include, in addition to the Standard Improvements with respect to the Expansion Space, those improvements located in the Expansion Space as of the date of this Amendment (and all other improvements in and to the Expansion Space shall be deemed to be a part of the Tenant Improvements).

                         FIFTH AMENDMENT TO OFFICE LEASE

            THIS FIFTH AMENDMENT TO OFFICE LEASE (this "Amendment") is made and entered into this 25th day of May, 2000 (the "Amendment Effective Date"), by and between F/P/D MASTER LEASE, INC., a Texas corporation ("Landlord"), and SERVICE ASSET MANAGEMENT COMPANY, a North Carolina corporation ("Tenant").

                                   WITNESSETH:

            WHEREAS, Landlord and Tenant entered into that certain Office Lease (the "Original Lease") dated as of May 20, 1998, with respect to the lease of approximately 31,478 Rentable Square Feet ("Leased Premises") in the building commonly referred to as 1700 Pacific Avenue located in Dallas, Texas (the "Building");

            WHEREAS, the Original Lease has been amended by that certain First Amendment to Office Lease dated as of July 16, 1998, that certain Second Amendment to Office Lease dated as of February 17, 1999, that certain Third Amendment to Office Lease dated as of September 20, 1999, and that certain Fourth Amendment to Office Lease dated as of November 30th, 1999 (the Original Lease, as amended, the "Lease"); and

            WHEREAS, Landlord and Tenant mutually desire to amend the Lease to expand the Leased Premises and to modify certain other provisions of the Lease as set forth herein but not otherwise.

            NOW THEREFORE, for and in consideration of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Landlord and Tenant, intending to be and being legally bound, do hereby agree as follows:

1.    Defined Terms.

      (a) The "Expansion Date" shall be the earliest to occur of (i) January 1, 2001, or (ii) the date Tenant occupies any part of the Expansion Space.

      (b) All other capitalized terms utilized herein and not defined herein shall have the meanings ascribed thereto in the Lease.

2.    Expansion of Leased Premises.

      Commencing on the Expansion Date, the Leased Premises shall be expanded from the existing 50,323 Rentable Square Feet (the "Existing Space") to include an additional 12,620 Rentable Square Feet on Floor 20 of the Building (the "Expansion Space") as shown on Exhibit A attached hereto and made a part hereof, such that the total Rentable Square Feet contained within the

Leased Premises as of the Expansion Date shall be 62,943 Rentable Square Feet. The Expansion Space shall be added to and become part of the Leased Premises for all purposes of the Lease and, except as expressly set forth herein, shall be subject to all of the provisions of the Lease as amended hereby, applicable to the Leased Premises, including, without limitation, Tenant's obligation to pay Rent.

3.    Term of Expansion Space.

      The term of the Lease for the Expansion Space (the "Expansion Term") shall commence on the Expansion Date and shall terminate on December 31, 2008 (the "Expiration Date"), which date is the same date the Lease shall terminate with respect to the remainder of the Leased Premises (unless the Term of the Lease is extended pursuant to Section 61 of the Lease, in which case the term for the Expansion Space shall terminate on the last day of such renewal term).

4.    Parking.

      Commencing on the Expansion Date, Landlord shall provide to Tenant, and Tenant shall accept and lease for the remainder of the Lease Term, as it may be extended, ten (10) additional unreserved spaces in the Off-Site Garage (for a total of fifty-two (52) unreserved spaces in the Off-Site Garage), and three (3) additional unreserved spaces in the On-Site Garage (for a total of twelve (12) spaces in the On-Site Garage), on the same terms and conditions as set forth in
Section 53 of the Lease. Such additional thirteen (13) spaces provided herein shall not be considered Temporary Spaces.

5.    Tenant Improvements.

      (a) Landlord and Tenant each shall comply with the provisions of Exhibit B attached hereto. Tenant agrees to cooperate with Landlord in Landlord's construction of the Tenant Finish Work (as defined in said Exhibit B), and Tenant shall not take any action which would impede or hinder Landlord's construction of the Tenant Finish Work. Tenant hereby grants to Landlord access to the Existing Space and the Expansion Space commencing on the date hereof, for the purpose of the construction of the Tenant Finish Work and performing the obligations of Landlord set forth in Exhibit B. Tenant acknowledges that (i) the construction of the Tenant Finish Work may affect Tenant's business, (ii) Landlord shall not be responsible for any effect such construction may have on Tenant's business, and (iii) any such disturbance or effect in (i) or (ii) shall not constitute a default by Landlord under the Lease as amended hereby.

      (b) THE EXPANSION SPACE SHALL BE FURNISHED TO TENANT ON THE EXPANSION DATE IN AN AS-IS CONDITION AND LANDLORD SHALL NOT BE OBLIGATED TO MAKE ANY IMPROVEMENTS THERETO EXCEPT AS MAY BE PROVIDED IN EXHIBIT B, NOR SHALL TENANT BE ENTITLED TO ANY ALLOWANCE WITH RESPECT THERETO, EXCEPT AS MAY BE PROVIDED IN EXHIBIT B. ADDITIONALLY, LANDLORD MAKES NO WARRANTIES, EXPRESS OR IMPLIED, WITH

RESPECT TO THE LEASEHOLD IMPROVEMENTS IN THE EXISTING SPACE, THE EXPANSION SPACE OR ANY PORTION THEREOF. ALL IMPLIED WARRANTIES WITH RESPECT THERETO, INCLUDING BUT NOT LIMITED TO THOSE OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE EXPRESSLY NEGATED AND WAIVED.

6.    Minimum Rent for Expansion Space

      (a) Commencing on the Expansion Date and continuing through and until the Expiration Date, Tenant's Minimum Rent for the Expansion Space shall be an annual amount equal to the sum of the product of (x) the annual Minimum Rental Rate identified below for the applicable period identified therein multiplied by
(y) the Rentable Square Feet of the Expansion Space.

                Period                             Minimum Rental Rate
------------------------------------------  -------------------------------------
Expansion Date through the expiration       $         17.00 (Jan 2001 - Dec 2002)
of the twenty-fourth (24th) month of the
Expansion Term

The commencement of the twenty-fifth        $         18.00 (Jan 2003 - Dec 2004)
(25th) month of the Expansion Term through
 the expiration of the forty-eighth
(48th) month of the Expansion Term

The commencement of the forty-ninth         $         19.00 (Jan 2005 - Dec 2006)
(49th) month of the Expansion Term through
 the expiration of the seventy-second
(72nd) month of the Expansion Term

The commencement of the seventy-third       $         22.00 (Jan 2007 - Dec 2008)
(73rd) month of the Expansion Term                                       (73-126)
through the Expiration Date

      All such Minimum Rent shall be payable in accordance with the provisions set forth in the Lease; provided, however, the first installment of Minimum Rent for the Expansion Space shall be due and payable upon the Amendment Effective Date.

7.    Tenant's Proportionate Share.

      Effective as of the Expansion Date, Tenant's Proportionate Share shall be 4.696% (in lieu of the 3.735% share set forth in Section 1 of the Lease) and determined by dividing the number of Rentable Square Feet of the Leased Premises (as expanded) by the Total Building Area. Tenant's

Proportionate Share as recalculated shall be paid in accordance with the provisions set forth in the Lease. The Base Year for the purpose of calculating the Operating Costs shall remain calendar year 1998 and shall be applicable to both the Expansion Space and the Existing Space.

8.    Right of First Notice.

      (a) If during the Lease Term space on floor 20 of the Building (the FIRST NOTICE SPACE) is available for lease and Landlord receives an expression of interest in the First Notice Space from a prospective tenant, Landlord shall deliver a notice to Tenant offering to lease the First Notice Space to Tenant (subject to subparagraph (i) below). Landlord's notice must specify the First Notice Rate (defined below). The term AVAILABLE FOR LEASE means that the First Notice Space is not then subject to any existing rights of third parties, including, without limitation, rights of first notice, expansion rights, extension rights, options to lease, or other rights. Notwithstanding the foregoing, if during the Lease Term Landlord receives an expression of interest in all or a part of floor 20 that also includes an expression of interest in all or a part of any other floor from a prospective tenant, then Landlord shall not be obligated to offer the First Notice Space to Tenant, and Tenant may not exercise its option to lease the First Notice Space in such case.

      (b) Tenant may elect to lease the First Notice Space by delivering a notice (the RESPONSE NOTICE) to Landlord within 5 days after the date of Landlord's notice specifying that Tenant elects either (1) to lease all, but not less than all, of the applicable First Notice Space offered or (2) to decline to lease the applicable First Notice Space offered.

      (c) If (1) Landlord does not receive the Response Notice within the 5-day period or (2) in the Response Notice Tenant does not elect to lease all of the applicable First Notice Space offered, Tenant is deemed to waive its right to lease the First Notice Space and Tenant has no further rights under this Paragraph, but Tenant shall have a continuing right of first notice with respect to the First Notice Space subsequently offered on terms materially different from those contained in Landlord's notice or if Landlord does not enter into a binding commitment with the prospective tenant within 120 days after delivery of Landlord's notice to Tenant.

      (d) If Tenant timely delivers a Response Notice electing to lease all of the applicable First Notice Space offered, Tenant's lease of the applicable First Notice Space commences on the earlier of the date that Tenant occupies such First Notice Space or the date 60 days after Landlord's receipt of the Response Notice and is on the same terms as the Lease except that the Rent and other applicable terms for the First Notice Space adjust based on the First Notice Rate. Landlord shall prepare and deliver to Tenant an amendment to the Lease adding the First Notice Space to the Leased Premises upon the terms specified in this Paragraph, Tenant shall execute, and deliver the amendment to Landlord within 10 days after Tenant's receipt of the amendment, and Landlord will deliver to Tenant a counterpart of the amendment executed by Landlord.

      (e) Landlord is not obligated to offer the First Notice Space to Tenant, and Tenant may not exercise its option to lease the First Notice Space, if at the time Landlord would otherwise be obligated to give the Notice to Tenant, Tenant is in default under the Lease.

      (f) The term FIRST NOTICE RATE means the Market Rate, as defined in Paragraph 60 of the Lease, as determined by Landlord in its sole discretion, provided the Rent components of the First Notice Rate will not be less than the Rent then being paid under the Lease.

      (g) Tenant may not assign this option to lease the First Notice Space to any assignee of the Lease, nor may any sublessee or assignee exercise this option.

9.    Brokerage Commission.

      Landlord and Tenant hereby represent and warrant to each other that no commission is due and payable to any broker or other leasing agent in connection with this Amendment as a result of its own dealings with any such broker or leasing agent, except Trinity Advisory Group, Inc. ("Broker"), and Landlord and Tenant hereby agree to indemnify and hold each other harmless from and against all loss, damage, cost and expense (including reasonable attorneys' fees) suffered by the other party as a result of a breach of the foregoing representation and warranty.

10.   Acceptance of Expansion Space.

      Tenant's occupancy of the Expansion Space is conclusive evidence that
Tenant: (A) accepts the Expansion Space as suitable for the purposes for which they are leased; (B) accepts the Expansion Space as being in a good and satisfactory condition; and (C) waives any defects in the Expansion Space.

11.   Full Force and Effect.

      In the event any of the terms of the Lease conflict with the terms of this Amendment, the terms of this Amendment shall control. The Lease remains in full force and effect without any further amendments, alterations, or modifications thereto except as set forth herein, and Landlord and Tenant expressly ratify and confirm the Lease as amended hereby. The Lease, as amended by this Amendment, constitutes the entire agreement between the parties hereto and no further modification of the Lease shall be binding unless evidenced by an agreement in writing signed by Landlord and Tenant.

EXECUTED the day and year first above written.

                                  LANDLORD:

                                  F/P/D MASTER LEASE, INC.,
                                  a Texas corporation

                                  By: /s/ John B. Detwiler
                                      ------------------------------------------
                                  Name: John B. Detwiler
                                  Title: Asst. VP.

                                  TENANT:

                                  SERVICE ASSET MANAGEMENT COMPANY,
                                  a North Carolina corporation

                                  By: /s/ Roger J. Engemoen, Jr.
                                      ------------------------------------------
                                  Name: Roger J. Engemoen, Jr.
                                  Title: President

                                    EXHIBIT A

                          FLOOR PLAN OF EXPANSION SPACE

                                    EXHIBIT B

                to Fifth Amendment to Office Lease by and between

                     F/P/D Master Lease, Inc., as Landlord,

                                       and

                   Service Asset Management Company, as Tenant

                           TENANT FINISH CONSTRUCTION

1. PLANS AND SPECIFICATIONS: Tenant and Landlord have approved complete plans and specifications (the "Construction Documents") for the construction of the tenant finish in the Expansion Space. Tenant shall pay the cost of the Construction Documents, provided that the Work Allowance, defined below, may be applied to the cost of the Construction Documents.

      All work to be performed by Landlord pursuant to the Construction Documents is referred to as the "Tenant Finish Work". Landlord shall not be deemed to represent and warrant that the Construction Documents comply with Applicable Laws and Tenant, at its sole cost and expense, is responsible for the Construction Documents and Tenant's business operations at the Leased Premises complying with Access Laws.

2. TENANT FINISH WORK. Landlord shall construct or cause to be constructed the Tenant Finish Work in substantial accordance with the Construction Documents, subject to the Building Service Fee and Administrative Fee specified below. Tenant shall pay the Actual Cost (defined below) of all Tenant Finish Work in excess of $192,328.80 (the "Work Allowance"). The Work Allowance may be applied to the cost of preparing the Construction Documents, relocation, installation of cabling, and space planning. The contractor Landlord selects to perform the Tenant Finish Work shall be selected by Landlord from at least three (3) qualified contractors who bid for such Tenant Finish Work. If the Actual Cost exceeds the Work Allowance, then Landlord agrees to pay up to $4.76 per rentable square foot contained in the Leased Premises, which additional sums shall be repaid by Tenant to Landlord by Minimum Rent being increased by an amount sufficient to fully amortize and pay such additional allowance together with interest at the rate of 10% per annum over the first 5 years of the Expansion Term.

      The term "Actual Cost" means the cost of all labor and materials and all hard and soft costs, together with the Building Service Fee of 2.5% of all hard costs, incurred by Landlord in performing the Tenant Finish Work or the Additional Work (defined below), as applicable.

      If prior to commencement of the Tenant Finish Work Landlord determines, based on construction bids received by Landlord, that the Actual Cost of the Tenant Finish Work will exceed the Work Allowance, Tenant shall pay the excess to Landlord. Landlord is not obligated to commence the Tenant Finish Work until it receives the excess payment from Tenant.

      If during construction the Actual Cost of the Tenant Finish Work exceeds the Work Allowance and all amounts previously paid by Tenant to Landlord prior to the commencement of construction, Landlord shall submit interim statements covering any excess costs incurred by Landlord under this Paragraph and Tenant shall pay the amount of the excess costs to Landlord.

3. ADDITIONAL WORK. If Landlord performs, at Tenant's request and upon submission by Tenant and approval by Landlord of necessary plans and specifications (as approved, the "Additional Work Plans"), any work over and above the Tenant Finish Work ("Additional Work"), including any Additional Work approved by change order or work order, such Additional Work shall be at Tenant's sole cost and expense. Landlord is not obligated to perform any Additional Work until Tenant pays Landlord the Actual Cost of the Additional Work, as estimated by Landlord. If the Actual Cost of the Additional Work exceeds the estimated amount paid by Tenant, Tenant shall pay the excess to Landlord.

4.    INTENTIONALLY DELETED:

5. EARLY ENTRY: Upon request by Tenant, Landlord shall permit Tenant and its contractors to enter the Expansion Space prior to the Expansion Date, in order that Tenant may perform through its own contractor(s) (who must be approved by Landlord) installation of telecommunication cabling and other work and decorations Tenant wants in the Expansion Space while Landlord's contractors are working therein. This license is subject to the following conditions:

      a. Tenant's contractor(s) must work in harmony and not interfere with Landlord's contractors and subcontractors; and

      b. Prior to commencement of the work by Tenant's contractor(s). Tenant must deliver evidence to Landlord of compliance with the requirements of Exhibit D of the Lease.

      Landlord may revoke this license upon 48 hours' notice to Tenant if the entry causes disharmony or interference with the Tenant Finish Work or any Additional Work.

      Landlord is not liable in any way for any injury, loss, or damage that occurs to any of Tenant's decorations or installations made during such early entry period, such entry being solely at Tenant's risk. Tenant shall indemnify, defend, and hold Landlord harmless from any claims, demands, actions, losses, and damages arising from activities of Tenant's contractors, workers, and mechanics.

6. PROJECT ENGINEER: Tenant must use the fire alarm, mechanical, electrical, and plumbing engineer(s) of record for the Project in connection with any Tenant Finish Work or Additional Work affecting the Building's fire alarm, mechanical, electrical, or plumbing systems. Landlord shall designate from time to time (i) the mechanical, electrical and plumbing engineer of record for the Project, and (ii) the fire alarm contractor of record for the Project.

7. PAYMENTS BY TENANT: All amounts payable by Tenant under this Exhibit B are payable to Landlord as additional Rent within 10 days after Tenant's receipt of Landlord's demand.

8. STANDARD IMPROVEMENTS: TENANT IMPROVEMENTS: For purposes of allocating repair and obligations with respect to the Expansion Space, the Standard Improvements shall include, in addition to the Standard Improvements with respect to the Expansion Space, those improvements located in the Expansion Space as of the date of this Amendment (and all other improvements in and to the Expansion Space shall be deemed to be a part of the Tenant Improvements).

                               [20TH FLOOR PLAN]

[COUSINS STONE LOGO]

August 7, 2000

Roger J. Engemoen, Jr.                       Via Regular Mail and Certified Mail
Service Asset Management Company             Return Receipt No. Z 165 453 203
6907 Capital of Texas Highway, Suite 230
Austin, Texas 78731

Re: Office Lease Agreement (1700 PACIFIC) dated May 20, 1998 (the "Lease") by and between Service Asset Management Company, as Tenant and F/P/D Master Lease, Inc., as Landlord, and amended on July 16, 1998 (1st amendment), February 17, 1999 (2nd amendment), September 20, 1999 (3rd amendment) and November 30, 1999 (4th amendment).

Dear Mr. Engemoen:

Reference is made to the above Lease and Section 3 thereof. This letter will confirm the commencement date of the Second Expansion Space as described in the Fourth Amendment.

The Fourth Amendment dated November 30, 1999 states that Tenant's rent commences on the Second Expansion Date and continues through the Expiration Date (December 31, 2008). The Second Expansion Date is defined as the earliest to occur of July 1, 2000, or the date Tenant occupies any part of the Second Expansion Space. As of July 1, tenant had not taken occupancy of the space and as of this date has not taken occupancy, therefore the Commencement date is July 1, 2000.

If this confirmation of the Lease terms meets your approval, please signify in the space provided and return three copies of this letter to my attention at the address below. Keep one copy for your files.

Please call me should you have any questions or if I can be of service.

Sincerely,

By: F/P/D MASTER LEASE, INC.
    By: Cousins Stone, Manager

        By: /s/ Gary Lindenberger
            ------------------------------------
            Gary Lindenberger, Property Manager

Approved:

      SERVICE ASSET MANAGEMENT COMPANY, A North Carolina corporation

      By: /s/ Roger J. Engemoen, Jr.
          --------------------------------------
      Name: Roger J. Engemoen, Jr., President

c:    100.201

      1700 Pacific Avenue - Suite 4500 - Dallas Texas 75201 - 214/855-3700
                               - FAX 214/855-3725

[COUSINS STONE LOGO]                  [STAMP]

January 26, 2000

Roger J. Engemoen, Jr.                       Via Regular Mail and Certified Mail
Service Asset Management Company             Return Receipt No. Z 187 122 224
6907 Capital of Texas Highway, Suite 230
Austin, Texas 78731

Re: Office Lease Agreement (1700 PACIFIC) dated May 20, 1998 (the "Lease") by and between Service Asset Management Company, as Tenant and F/P/D Master Lease, Inc., as Landlord, and amended on July 16, 1998 (1st amendment), February 17, 1999 (2nd amendment), September 20, 1999 (3rd amendment) and November 30, 1999 (4th amendment).

Dear Mr. Engemoen:

Reference is made to the above Lease and Section 3 thereof. This letter will confirm the commencement date of the First Expansion Space as described in the Fourth Amendment.

The Fourth Amendment dated November 30, 1999 states that Tenant's rent commences on the First Expansion Date and continues through the Expiration Date (December 31, 2008). The First Expansion Date is defined as the earliest to occur of January 15, 2000, or the date Tenant occupies any part of the First Expansion Space. Therefore, the term of the First Expansion Space will be January 15, 2000 through December 31, 2008.

If this confirmation of the Lease terms meets your approval, please signify in the space provided and return three copies of this letter to my attention at the address below. Keep one copy for your files.

Please call me should you have any questions or if I can be of service.

Sincerely,

By: F/P/D MASTER LEASE, INC.
    By: Faison-Stone, Inc., Manager

        By: /s/ Gary Lindenberger
            ------------------------------------
            Gary Lindenberger, Property Manager

Approved:

      SERVICE ASSET MANAGEMENT COMPANY, A North Carolina corporation

      By: /s/ Roger J. Engemoen, Jr.
          --------------------------------------
      Name: Roger J. Engemoen, Jr., President

C:    100.201

      1700 Pacific Avenue - Suite 4500 - Dallas Texas 75201 - 214/855-3700
                               - FAX 214/855-3725

[COUSINS STONE LOGO]

January 26, 2000

Roger J. Engemoen, Jr.                       Via Regular Mail and Certified Mail
Service Asset Management Company             Return Receipt No. Z 187 122 224
6907 Capital of Texas Highway, Suite 230
Austin, Texas 78731

Re: Office Lease Agreement (1700 PACIFIC) dated May 20, 1998 (the "Lease") by and between Service Asset Management Company, as Tenant and F/P/D Master Lease, Inc., as Landlord, and amended on July 16, 1998 (1st amendment), February 17, 1999 (2nd amendment), September 20, 1999 (3rd amendment) and November 30, 1999 (4th amendment).

Dear Mr. Engemoen:

Reference is made to the above Lease and Section 3 thereof. This letter will confirm the commencement date of the First Expansion Space as described in the Fourth Amendment.

The Fourth Amendment dated November 30, 1999 states that Tenant's rent commences on the First Expansion Date and continues through the Expiration Date (December 31, 2008). The First Expansion Date is defined as the earliest to occur of January 15, 2000, or the date Tenant occupies any part of the First Expansion Space. Therefore, the term of the First Expansion Space will be January 15, 2000 through December 31, 2008.

If this confirmation of the Lease terms meets your approval, please signify in the space provided and return three copies of this letter to my attention at the address below. Keep one copy for your files.

                  have any questions or if I can be of service.

Z 187 122 224

NDER: COMPLETE THIS SECTION

Complete items 1, [ILLEGIBLE] Also complete item 4 if Restricted [ILLEGIBLE] is desired, print your name and address on the reverse so that we can return the card to you. Attach this card to the back of the mailpiece, or on the front if space permits.

Article Addressed to:

Roger J. Engemoen, Jr. Service Asset Management
907 Capital of Texas Highway Suite 230
Austin, TX 78731
Z 187 122 224

COMPLETE THIS SECTION ON DELIVERY

A. Received by (Please [ILLEGIBLE])            B. Date of Delivery [ILLEGIBLE]

C. Signature                                             [ ] Agent

[X] /s/ [ILLEGIBLE]                                      [ ] Addressee

D. Is delivery address different from item [ILLEGIBLE]   [ ] Yes
   If, YES, enter delivery address below                 [ ] No

                                                         [ILLEGIBLE] Carolina
                                                           Corporation

3. Service Type
   [X] Certified Mail          [ ] Express Mail
   [ ] Registered              [ ] Return Receipt for Merchandise
   [ ] Insured Mall            [ ] C.O.D

4. Restricted Delivery? (Extra Fee)             [ ] Yes

Article Number (Copy from service label)

Form 3811, July 1999 Domestic Return Receipt 102595-99-M-17899 [ILLEGIBLE]

[ILLEGIBLE] Master Lease Inc.     INVOICE       [ILLEGIBLE]
700 Pacific Ave. Suite 4500                     Service Asset Management Co.
                                                1700  [ILLEGIBLE] Avenue
Dallas, Texas 75201                             Suit [ILLEGIBLE]
                                                Dallas, Texas 75201

 DATE            DESCRIPTION            AMOUNT DUE     BALANCE
-------  ----------------------------   ----------   ----------
1/15/00  Base Rent Office - 1st Expan    3,176.99      3,176.99

                                                     ----------
Total Invoice Amount:                                $ 3,176.99
                                                     ----------

Comment:

RE Unit:

                                Invoice Date: 1/26/00
Service Asset Management Co.
1700 Pacific Avenue             Invoice Amount: $3,176.99
Suite 1400
Dallas, Texas 75201             Invoice Number: 300514

                       Keep this portion for your records

                     Return this portion with your payment.

F/P/D Master Lease Inc.
1700 Pacific Ave. Suite 4500

Dallas, Texas 75201                             Unit Reference#: 1700-1400-CU
                                                Statement Date: 1/26/00
                                                Invoice#: 3005 K
                                                Invoice Amount: 3,176.99

Bill to:                                 Send Remittance to:
Service Asset Management Co.             F/P/D MASTER LEASE, INC.
Gayla Perkins                            P.O. BOX 972089
1700 Pacific Ave. Suite 1400             DALLAS, TX 75397-2039
Dallas, TX 75201

                         SIXTH AMENDMENT TO OFFICE LEASE

            THIS SIXTH AMENDMENT TO OFFICE LEASE (this "Amendment") is made and entered into this 9th day of January 2001 (the "Amendment Effective Date"), by and between F/P/D MASTER LEASE, INC., a Texas corporation ("Landlord"), and SERVICE ASSET MANAGEMENT COMPANY, a North Carolina corporation ("Tenant").

                                  WITNESSETH:

            WHEREAS, Landlord and Tenant entered into that certain Office Lease (the "Original Lease") dated as of May 20, 1998, with respect to the lease of approximately 31,478 Rentable Square Feet ("Leased Premises") in the building commonly referred to as 1700 Pacific Avenue located in Dallas, Texas (the "Building");

            WHEREAS, the Original Lease has been amended by that certain First Amendment to Office Lease dated as of July 16,1998, that certain Second Amendment to Office Lease dated as of February 17, 1999, that certain Third Amendment to Office Lease dated as of September 20, 1999, that certain Fourth Amendment to Office Lease dated as of November 30, 1999, and that certain Fifth Amendment to Office Lease dated as of May 25,2000 (the "Fifth Amendment") (the Original Lease, as amended, the "Lease"); and

            WHEREAS, Landlord and Tenant mutually desire to amend the Lease to expand the Leased Premises and to modify certain other provisions of the Lease as set forth herein but not otherwise.

            NOW THEREFORE, for and in consideration of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Landlord and Tenant, intending to be and being legally bound, do hereby agree as follows:

1.    Defined Terms.

      All capitalized terms utilized herein and not defined herein shall have the meanings ascribed thereto in the Lease.

2.    Expansion of Leased Premises.

      Effective as of the Amendment Effective Date, Paragraph 2 of the Fifth Amendment is hereby deleted in its entirety and the following is substituted therefor:

            "Commencing on the Expansion Date, the Leased Premises shall be expanded from the existing 50,323 Rentable Square Feet (the "Existing Space") to include an additional 18,201 Rentable Square Feet on Floor 20 of the

            Building (the "Expansion Space") as shown on Exhibit A attached hereto and made a part hereof, such that the total Rentable Square Feet contained within the Leased Premises as of the Expansion Date shall be 68,524 Rentable Square Feet. The Expansion Space shall be added to and become part of the Leased Premises for all purposes of the Lease and, except as expressly set forth herein, shall be subject to all of the provisions of the Lease as amended hereby, applicable to the Leased Premises, including, without limitation, Tenant's obligation to pay Rent."

3.    Parking.

      Effective as of the Amendment Effective Date, Paragraph 4 of the Fifth Amendment is hereby deleted in its entirety and the following is substituted therefor:

            "Commencing on the Expansion Date, Landlord shall provide to Tenant, and Tenant shall accept and lease for the remainder of the Lease Term, as it may be extended, fifteen (15) additional unreserved spaces in the Off-Site Garage (for a total of fifty-seven (57) unreserved spaces in the Off-Site Garage), and three (3) additional unreserved spaces in the On-Site Garage (for a total of twelve (12) spaces in the On-Site Garage), on the same terms and conditions as set forth in Section 53 of the Lease. Such additional eighteen (18) spaces provided herein shall not be considered Temporary Spaces."

4.    Tenant's Proportionate Share.

      Effective as of the Amendment Effective Date, Paragraph 7 of the Fifth Amendment is hereby deleted in its entirety and the following is substituted therefor:

            "Effective as of the Expansion Date, Tenant's Proportionate Share shall be 5.112% (in lieu of the 3.735% share set forth in Section 1 of the Lease) and determined by dividing the number of Rentable Square Feet of the Leased Premises (as expanded) by the Total Building Area. Tenant's Proportionate Share as recalculated shall be paid in accordance with the provisions set forth in the Lease. The Base Year for the purpose of calculating the Operating Costs shall remain calendar year 1998 and shall be applicable to both the Expansion Space and the Existing Space."

5.    Tenant Finish Construction.

B. Effective as of the Amendment Effective Date, Paragraph 1 of Section 2 of Exhibit B of the Fifth Amendment is hereby deleted in its entirety and the following is substituted therefor:

            "TENANT FINISH WORK. Landlord shall undertake and complete, or cause to be undertaken and completed, (i) the Tenant Finish Work, in substantial accordance with the Construction Documents, and (ii) all improvements, retrofitting, upgrades, repairs and/or other construction and work as may be necessary, in the sole but reasonable discretion of Landlord, to cause all common areas (including, without limitation, all corridors, common area rest room and storage facilities, and portions of the elevator lobby) located on Floor 20 of the Building to contain (and match the quality and nature of) the standard improvements, finish, fixtures and furnishings found in the common areas of the other floors of the Building containing leased space as of the Amendment Effective Date (the "Common Area Improvements"), subject to the Building Service Fee specified below. Landlord shall be responsible for the cost of the Common Area Improvements. Tenant shall pay the Actual Cost (defined below) of all Tenant Finish Work in excess of $277,383.24 (the "Work Allowance"). The Work Allowance may be applied to the cost of preparing the Construction Documents, relocation, installation of cabling, and space planning. The contractor Landlord selects to perform the Tenant Finish Work shall be selected by Landlord from at least three (3) qualified contractors who bid for such work. If the Actual Cost exceeds the Work Allowance, then Landlord agrees to pay up to $4.76 per rentable square foot contained in the Leased Premises, which additional sums shall be repaid by Tenant to Landlord by Minimum Rent being increased by an amount sufficient to fully amortize and pay such additional allowance together with interest at the rate of 10% per annum over the first 5 years of the Expansion Term."

6.    Brokerage Commission.

      Landlord and Tenant hereby represent and warrant to each other that no commission is due and payable to any broker or other leasing agent in connection with this Amendment as a result of its own dealings with any such broker or leasing agent, except Trinity Advisory Group, Inc. ("Broker"), and Landlord and Tenant hereby agree to indemnify and hold each other harmless from and against all loss, damage, cost and expense (including reasonable attorneys' fees) suffered by the other party as a result of a breach of the foregoing representation and warranty.

7.    Full Force and Effect.

      In the event any of the terms of the Lease conflict with the terms of this Amendment, the terms of this Amendment shall control. The Lease remains in full force and effect without any further amendments, alterations, or modifications thereto except as set forth herein, and Landlord and Tenant expressly ratify and confirm the Lease as amended hereby. The Lease, as amended by this Amendment, constitutes the entire agreement between the parties hereto and no further modification of the Lease shall be binding unless evidenced by an agreement in writing signed by Landlord and Tenant.

            EXECUTED the day and year first above written.

                                     LANDLORD:

                                     F/P/D MASTER LEASE, INC.,
                                     a Texas corporation

                                     By: /s/ John B. Detwiler
                                         ----------------------------------
                                     Name: John B. Detwiler
                                     Title: Ass't VP

                                     TENANT:

                                     SERVICE ASSET MANAGEMENT COMPANY,
                                     a North Carolina corporation

                                     By: /s/ Roger J. Engemoen, Jr.
                                         ----------------------------------
                                     Name: Roger J. Engemoen, Jr.
                                     Title: Chairman

                                    EXHIBIT A

                         FLOOR PLAN OF EXPANSION SPACE

                               [20TH FLOOR PLAN]

                                      A-1